SECURITIES ACT FILE NO. 333-206256
INVESTMENT COMPANY ACT FILE NO. 811-23085

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 ☒
PRE-EFFECTIVE AMENDMENT NO. 1                             ☒
 POST-EFFECTIVE AMENDMENT NO.                             ☐

AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  ☒
AMENDMENT NO. 1                             ☒

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CPG YORK EVENT DRIVEN STRATEGIES, LLC
(Exact Name of Registrant as Specified in its Charter)

805 Third Avenue
New York, New York  10022
(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code:  (212) 317-9200

Mitchell A. Tanzman
c/o Central Park Advisers, LLC
805 Third Avenue
New York, New York  10022

COPY TO:

Gary L. Granik, Esq.
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982

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APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box        ☒

It is proposed that this filing will become effective when declared effective pursuant to Section 8(c)

If appropriate, check the following box:

☐           This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐           This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is - ______.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

TITLE OF SECURITIES BEING REGISTERED	PROPOSED MAXIMUM AGGREGATE OFFERING AMOUNT	AMOUNT OF REGISTRATION FEE

Units of Beneficial Interest	$10,000,000	$1,162.00(1)
(1)	The filing fee of $1,262.00 previously was paid to the Securities and Exchange Commission in connection with the registration of the $10,000,000 of Units of Beneficial Interest (File No. 333-206256).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED.  NO PERSON MAY SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE.  THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Subject to Completion, dated October 20, 2015

PROSPECTUS

CPG YORK EVENT DRIVEN STRATEGIES, LLC

Class A Units of Beneficial Interest
Class I Units of Beneficial Interest

___________, 2015

Investment Objective.  CPG York Event Driven Strategies, LLC (the "Fund") is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.  The Fund's investment objective is to seek attractive risk-adjusted returns.

●
The Fund is an illiquid investment.  Before making your investment decision, you should consider, among other things, your liquidity needs.  While the Adviser expects that it will recommend to the Board of Directors of the Fund (the "Board") that the Fund offer to repurchase a portion of the outstanding Fund units from investors in the Fund on a quarterly basis beginning after the Fund completes its first two full fiscal quarters of operations, an investment in the Fund is suitable only for persons who can bear the risks associated with the limited liquidity of the units and should be viewed as a long-term investment.

●
The Fund will ordinarily declare and pay dividends from its net investment income and distribute net realized capital gains, if any, once a year.  However, the amount of distributions that the Fund may pay, if any, is uncertain.

●
The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund's performance, such as the net proceeds from the sale of Fund units and borrowings.

●	Fund units are not listed on any securities exchange or traded in any other market.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

	Per Class A Unit	Per Class I Unit	Total Offering

Public offering price(1)	At current NAV	At current NAV

Maximum Sales Load(2)	3.00%	None

Proceeds to the Fund(3)	Current NAV	Current NAV	$10,000,000

______________
(1)           Class A Units and Class I Units may be purchased as of the first business day of each month at such Class's then current net asset value per Unit plus any applicable sales load, as described in this Prospectus.  Generally the stated minimum initial investment in the Fund is $25,000.  See "Purchases of Units."

(2) Investors purchasing Class A Units may be charged a sales load of up to 3.0% of the net amount invested in the Fund.
(3) The Fund will pay organization and offering expenses of approximately $450,000 from the proceeds of this offering.
The Fund is offering on a continuous basis up to $10,000,000 of Class A and Class I units of beneficial interest ("Units").  Foreside Fund Services, LLC (the "Distributor"), the principal underwriter of the Fund's Units, distributes the Fund's Units on a best efforts basis, subject to various conditions.  The Distributor may enter into selected dealer agreements with various brokers and dealers that have agreed to use their best efforts to sell the Fund's Units.  The Fund also may distribute Units directly or through other financial intermediaries.  Units will be sold only to Eligible Investors (as defined herein).  Units will not be listed on any securities exchange.  An investor's purchase amount will be deposited into an escrow account set up at UMB Bank, N.A. for the benefit of investors.  See "Plan of Distribution."

Foreside Fund Services, LLC

[____________], 2015

______________________________

The Fund is not sponsored, endorsed, sold or promoted by York Capital Management Global Advisors, LLC or any of its affiliates ("York Capital").  York Capital makes no representation or warranty, express or implied, to the owners of Units or any other person regarding the advisability of investing in the Fund.  Certain information in this prospectus relating to York Capital and the underlying funds managed by York Capital has been derived by the Fund from materials furnished by York Capital.  York Capital makes no representation regarding, and expressly disclaims any liability or responsibility to any recipient of this prospectus for, such information or any other information set forth herein.  The historical investment performance of any funds managed by York Capital set forth in this prospectus or any appendix hereto provides no assurance of the future performance of such underlying York Capital funds or of the performance of the Fund.  Further, York Capital has no obligation or duty to take the needs of the owners of Units into consideration when managing the underlying York Capital funds.

Investment Portfolio.  The Fund is a fund-of-hedge funds that seeks to achieve its investment objective by investing substantially all of its assets in private alternative investment funds ("Investment Funds") managed by York Capital Management Global Advisors, LLC, which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), or its affiliates ("York Capital").  Each Investment Fund is managed by the general partner or manager of the Investment Fund (such general partner or manager in respect of any Investment Fund being hereinafter referred to as the "Investment Fund Manager" of such Investment Fund) under the direction of the portfolio managers or investment teams selected by the Investment Fund Manager.  The Fund presently intends to invest its assets principally in a portfolio of Investment Funds that pursue an event driven strategy.  No assurance can be given that the Fund's investment program will be successful.  See "Risk Factors" and "Investment Program."

Investment Adviser.  The Fund's investment adviser is Central Park Advisers, LLC, a Delaware limited liability company (the "Adviser").  The Adviser is registered as an investment adviser under the Advisers Act.

Management Fee.  The Fund will pay the Adviser a monthly management fee at the annual rate of 0.65% of the Fund's net asset value (the "Management Fee").  The Management Fee is an expense paid out of the Fund's net assets and is computed based on the value of the average net assets of the Fund as of the close of business on the last business day of each month (before any repurchase of Units).  The Management Fee is in addition to the asset-based fees and incentive allocations charged by the Investment Funds and indirectly borne by investors in the Fund.  The Investment Funds in which the Fund intends to invest charge incentive allocations or fees based on the Investment Funds' performance.  The Investment Funds in which the Fund intends to invest generally charge a management fee of 2% and an incentive allocation of 20%.

Eligible Investors.  Units will be sold only to investors (each such investor in the Fund being referred to as an "Investor") that represent that they are "accredited investors" within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended.  The stated minimum investment in the Fund by any Investor is $25,000.  The stated minimum may, in the sole discretion of the Adviser, be reduced by the Fund with respect to certain individual Investors or classes of Investors based on consideration of various factors, including the Investor’s overall relationship with the Adviser or a selected dealer, the Investor’s holdings in other funds affiliated with the Adviser, and such other matters as the Adviser may consider relevant at the time.

This prospectus concisely provides the information that a prospective Investor should know about the Fund before investing.  You are advised to read this prospectus carefully and to retain it for future reference.  Additional information about the Fund, including a statement of additional information ("SAI") dated [_______], 2015, has been filed with the Securities and Exchange Commission ("SEC").  The SAI is, and the annual and semi-annual reports will be, available for download at http://www.centralparkgroup.com and upon request and without charge by writing the Fund at c/o Central Park Group, LLC, 805 Third Avenue, 18th Floor, New York, New York 10022, or by calling (212) 317-9200.  The table of contents of the SAI appears on page [__] of this prospectus.  The SAI, material incorporated by reference and other information about the Fund is also available on the SEC's website at http://www.sec.gov.  The address of the SEC's website is provided solely for the information of prospective Investors and is not intended to be an active link.

Units are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained in this prospectus.  The Fund has not authorized anyone to provide you with different information.  The Fund is not making an offer of these securities in any state where the offer is not permitted.  You should not assume that the information provided by this prospectus is accurate as of any date other than the date on the front of this prospectus.  The Fund will, however, amend its registration statement to reflect any material changes to this prospectus.

TABLE OF CONTENTS

Page

PROSPECTUS SUMMARY	1

SUMMARY OF FUND EXPENSES	17

FINANCIAL HIGHLIGHTS	19

THE FUND	19

USE OF PROCEEDS	19

STRUCTURE	19

INVESTMENT PROGRAM	20

RISK FACTORS	26

MANAGEMENT OF THE FUND	57

FUND EXPENSES	59

CALCULATION OF NET ASSET VALUE	61

CONFLICTS OF INTEREST	63

PURCHASES OF UNITS	68

REPURCHASES OF UNITS AND TRANSFERS	69

DESCRIPTION OF UNITS	73

TAXES	74

PLAN OF DISTRIBUTION	78

DISTRIBUTION POLICY; DIVIDENDS	79

GENERAL INFORMATION	80

TABLE OF CONTENTS OF THE SAI	81

APPENDIX A—APPLICATION	A-1

APPENDIX B—YORK CAPITAL PERFORMANCE	B-1

PROSPECTUS SUMMARY

This is only a summary.  This summary may not contain all of the information that you should consider before investing in the Fund.  You should review the more detailed information contained in this prospectus and in the Statement of Additional Information (the "SAI").

The Fund
CPG York Event-Driven Strategies, LLC (the "Fund") is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a closed-end, non-diversified management investment company.  The Fund's investment adviser is Central Park Advisers, LLC (the "Adviser").  See "General Information."

Investment Program	The Fund's investment objective is to seek attractive risk-adjusted returns (i.e, returns relative to the returns on other investments with similar risk). The Fund seeks to achieve its investment objective by investing substantially all of its assets in private alternative investment funds ("Investment Funds") sponsored and managed by York Capital Management Global Advisors, LLC, which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), or its affiliates (“York Capital”). Each Investment Fund is managed by the general partner or manager of the Investment Fund (such general partner or manager in respect of such Investment Fund being hereinafter referred to as the "Investment Fund Manager" of such Investment Fund) under the direction of the portfolio managers or investment teams selected by the Investment Fund Manager.

The Fund presently intends to invest its assets predominantly in a portfolio of Investment Funds that pursue an event driven strategy – that is, the Investment Funds generally seek to achieve attractive risk-adjusted investment results over time by investing principally in securities subject to, or in York Capital's opinion, potentially subject to, meaningful corporate activity where York Capital believes that the market price does not adequately reflect the effect that such activity will have on the securities' valuation.

Each Investment Fund will employ one of York Capital's event driven hedge fund strategies. The event driven hedge fund strategies employed by Investment Funds in which it is currently anticipated that the Fund may invest are as follows: Asia (which focuses primarily on securities of Asian companies); Credit (which focuses primarily on investment opportunities generated by the various phases of the credit cycles); Europe (which focuses primarily on securities of European companies); Europe-Focus (which has a similar objective as Europe, but is expected to have a more concentrated portfolio); Multi-Strategy (which has an event driven strategy that invests in multiple asset classes across various geographic regions); and Select (which has a similar investment objective as Multi-Strategy, but is expected to have a more concentrated portfolio). For additional information concerning York Capital Investment Funds, see Appendix B.

These Investment Funds primarily utilize the following three event driven investment strategies: arbitrage, special situations and distressed securities. Each of the three investment strategies may involve investments in equity or debt securities of an issuer. In particular, the Investment Funds invest in securities that are subject to corporate events such as mergers, consolidations, acquisitions, asset transfers, tender offers, exchange offers, spin-offs, break-ups, recapitalizations, liquidations, restructurings, refinancings or bankruptcy proceedings. The Investment Funds also invest in other types of arbitrage opportunities and special situations, including, without limitation, balance sheet arbitrage, pair trading and short selling, and longer-term investments in both public and private securities. The Investment Funds may engage in other investment strategies that their respective Investment Fund Managers consider to be consistent with their overall investment objectives. The Investment Funds purchase and sell various types of securities and instruments, including, without limitation, equity securities, debt securities of various types, options, warrants, convertible securities, residential mortgage-backed securities and other asset-backed securities, currencies, futures contracts, forward contracts, credit default swaps, other types of swaps, options on the foregoing and other derivatives and other instruments, including securities for which there is no (or only a limited) public market and other transactions structured and negotiated by York Capital, and may engage in direct lending investment activities. Hedging strategies are used from time to time in an attempt to reduce certain risks associated with an Investment Fund's investment portfolio.

The Investment Funds may invest in U.S. and non-U.S. equity and debt securities and may engage in leverage, short selling and derivative transactions. Investment Funds typically offer their securities privately without registration under the Securities Act of 1933, as amended (the "1933 Act"), in large minimum denominations (often at least $2 million to $10 million) to a limited number of qualified individual and institutional investors. Investment Funds are not registered as investment companies under the 1940 Act pursuant to an exemption from registration under the 1940 Act. Typically, investment managers of private investment funds, such as the Investment Funds, are compensated through asset-based fees and incentive-based allocations.

The purpose of the Fund is to provide Investors a multi-strategy investment program involving investments in various Investment Funds selected by the Adviser from time to time and not an indirect way for investors to gain access to any particular Investment Fund. The offering made pursuant to this Prospectus is solely an offering of Units in the Fund, and no offering of any securities of any Investment Fund is made hereby. The overall performance of the Fund will be dependent on, among other things, the Adviser and its ability to select and allocate Fund assets among the Investment Funds from time to time.

York Capital Management

York Capital Management was established in 1991 and as of June 30, 2015, managed approximately $26 billion of capital across multiple event driven strategies and other alternative investment strategies. York Capital leverages its approximately 200-person global platform to employ a multi-strategy, event driven investment approach that emphasizes the fundamental analysis of industries and businesses. York Capital has offices in New York, London, Hong Kong and other locations, and benefits from the versatile backgrounds of its accomplished investment professionals. York Capital believes that its investment results are a product of a process in which skilled individuals with diverse financial experience interact to identify attractive investment opportunities.

James G. Dinan and Daniel A. Schwartz are the Managing Partners of York Capital. Mr. Dinan founded York Capital in September 1991 and is its Chairman and Chief Executive Officer. Mr. Schwartz joined York Capital in March 1993 and is its Chief Investment Officer. Messrs. Dinan and Schwartz are the Co-Portfolio Managers of certain York Capital Investment Funds and evaluate and implement those Investment Funds' overall investment strategy. Other Partners and senior investment professionals of York Capital serve as Co-Portfolio Managers of other York Capital Investment Funds.

York Capital is not a sponsor, promoter, adviser or affiliate of the Fund. Past performance of Investment Funds sponsored by York Capital is not indicative of future results.

Selection of Investment Funds

The Adviser is responsible for the allocation of the Fund's assets among the Investment Funds, subject to policies adopted by the Fund's Board of Directors (the "Board of Directors," the "Directors" or the "Board"). The Adviser intends to allocate the Fund's assets among Investment Funds that, in the view of the Adviser, represent attractive investment opportunities. In selecting Investment Funds for investment, the Adviser assesses the likely risks and returns of the Investment Funds. The Adviser will seek to allocate the Fund's assets so that the Fund may benefit from the performance record of various Investment Funds, and from having access to new and existing Investment Funds that are often available only at substantial minimum investments. The Adviser generally seeks to invest in Investment Funds whose expected risk-adjusted returns are determined to be attractive. The Adviser may periodically reallocate the Fund's investments among the Investment Funds to seek to increase the Fund's expected risk-adjusted return. There is no guarantee that the Fund will be able to avoid substantial losses due to poor returns by any Investment Fund or that the Adviser's expectations regarding Investment Funds' correlations with fixed-income or equity indices will be correct or will not change in an unfavorable manner over time.

The Adviser and its personnel use a range of resources to identify promising Investment Funds and investment strategies for consideration in connection with Fund investments. The Adviser's diligence process focuses on risk management, investment and operational diligence. The Adviser will select Investment Funds on the basis of various qualitative and quantitative criteria, including the Adviser's analysis of past performance of an Investment Fund during various time periods and market cycles; and the portfolio managers' reputation, experience, expertise and adherence to investment philosophy. Other considerations may include the degree of an Investment Fund Manager’s investment in restricted and illiquid securities, its prudent use of derivatives and leverage, the purpose for and degree to which it engages in short selling and its strategy on investing in small cap or micro cap companies. During this diligence process, the Adviser reviews offering documents, financial statements, regulatory filings and client correspondence, and will conduct interviews with senior personnel of existing and potential Investment Fund Managers. In particular, the Adviser will regularly communicate with Investment Fund Managers and other personnel at York Capital about the York Capital Investment Funds in which the Fund has invested or may invest, or about particular investment strategies, categories of alternative investments, risk management and general market trends. The Adviser may also perform background and reference checks. After making an investment in an Investment Fund, and as part of its ongoing diligence process, the Adviser will seek to monitor asset growth, style drift and investment portfolios; analyze risk and performance; participate in quarterly conference calls with Investment Fund Managers and onsite visits; review audited and unaudited reports; monitor turnover in personnel and changes in policies; and evaluate valuation methodologies.

By investing substantially all of the Fund's assets in Investment Funds managed by Investment Fund Managers affiliated with York Capital, the Fund seeks to benefit from the singular focus on such affiliated Investment Fund Managers, including the quality of York Capital's risk management systems, operational programs, personnel, trading, accounting practices and compliance programs that may be associated with an advisory firm with a strong reputation and significant resources, which may not be available to the same extent if the Fund allocated its assets among different funds managed by various unaffiliated investment advisers. The Adviser believes that, although the Fund will invest its assets in a more limited universe of Investment Funds than a traditional fund of hedge funds, the Fund will benefit from the Adviser's ability to focus closely on event driven investment opportunities and the strengths offered, and the risks presented, by each potential Investment Fund.

Generally, the Adviser seeks to invest no more than 25% of the Fund's gross assets (measured at the time of investment) in any one Investment Fund. In addition, the Fund's investment in any one Investment Fund will be limited to no more than 25% of the Investment Fund's economic interests (measured at the time of investment) and less than 5% of the Investment Fund's voting securities. Where only voting securities are available for purchase by the Fund, in all, or substantially all, instances, the Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment, or if such a contract is not available or feasible, by irrevocably waiving the Fund’s right to vote in respect of its investment.

The Fund is a non-diversified, closed-end management investment company for purposes of the 1940 Act. However, the Fund will elect, and intends to qualify, to be treated as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a RIC under the Code, the Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income derived with respect to its business of investing in such stocks, securities or currencies, and (b) net income from interests in "qualified publicly traded partnerships" (as defined in the Code); and (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the value of the Fund's total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of a single issuer, two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or one or more "qualified publicly traded partnerships" (as defined in the Code). With respect to these limitations and restrictions imposed by the Code, the Fund, in appropriate circumstances, will be required to "look through" to the income, and the assets and investments, of certain Investment Funds. See "Risk Factors—Other Risks—Special Tax Risks" and "Taxes" and, in the SAI, "Tax Aspects."

The Investment Funds are not subject to the Fund's investment restrictions and are generally subject to few investment limitations.  In response to adverse market, economic or political conditions, the Fund may invest temporarily in high quality fixed-income securities, money market instruments and money market funds or may hold cash or cash equivalents for temporary defensive purposes.  In addition, the Fund may make these types of investments pending the investment of assets in Investment Funds or to maintain the liquidity necessary to effect repurchases of Units or make necessary distributions.  The Fund has no obligation to enter into any hedging transactions.

Borrowing
The Fund is authorized to borrow money in connection with its investment activities, subject to the limits of the Asset Coverage Requirement (as defined below).  The Fund may borrow money to satisfy repurchase requests from Investors and to otherwise provide the Fund with temporary liquidity.

The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time indebtedness occurs (the "Asset Coverage Requirement").  This means that the value of the Fund's total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness.

The Investment Funds may utilize leverage in their investment activities.  However, the Investment Funds' borrowings are not subject to the Asset Coverage Requirement.  Accordingly, the Fund, through its investments in the Investment Funds, may be exposed to the risk of highly leveraged investment programs and consequently, the volatility of the value of Units may be great, particularly during times of general market unrest.  See "Risk Factors."

Distributions	The Fund will pay dividends on the Units at least annually in amounts representing substantially all of the Fund's net investment income, if any, earned each year. The Fund will also pay substantially all taxable net capital gain realized on investments to Investors at least annually.

Distributions paid by the Fund will be reinvested in additional Units of the Fund unless an Investor "opts out" (elects not to reinvest in Units). Investors may elect initially not to reinvest by indicating that choice on the application, a form of which is attached as Appendix A ("Application"). Thereafter, Investors are free to change their election at any time by contacting UMB Fund Services, Inc., the Fund's administrator. Your request must be received by the Fund at least 65 days before the record date to be effective for the applicable distribution. Units purchased by reinvestment will be issued at their net asset value on the ex−dividend date (which is generally expected to be the last business day of a calendar quarter). There is no sales charge or other charge for reinvestment. The Fund reserves the right to suspend or limit at any time the ability of Investors to reinvest distributions. The Fund may from time to time make distributions that constitute a return of capital for federal income tax purposes – that is to say, the Fund will effectively be returning to each Investor a portion of the Investor's investment in the Fund. A return of capital will not be taxable to Investors at the time of its payment. However, such distributions will result in an increase in the amount of an Investor’s income or gain (or a decrease in the amount of loss) that the Investor will recognize for tax purposes upon the disposition of the Investor’s Units or upon certain subsequent distributions in respect of the Investor’s Units. Any distributions representing a return of capital, therefore, may cause an Investor to pay higher taxes at a later date.

Potential Benefits of Investing in the Fund
By investing in the Fund, Investors who are "accredited investors" have access to Investment Fund Managers whose services typically are not available to the investing public, or who may otherwise restrict the number and type of persons whose money will be managed such as to "qualified purchasers" only.  Investing in the Fund also permits Investors to access Investment Fund Managers without being subject to the high minimum investment requirements typically imposed by such Investment Fund Managers.  In addition, Investment Funds may close from time to time.  If the Fund has previously invested in an Investment Fund that has since closed, Investors would continue to participate in the Fund's investment in such Investment Fund.

In addition to benefiting from each Investment Fund Manager's individual investment strategies, the Fund will seek to benefit from the exposure to a number of different event driven strategies across regions and asset classes.  The Fund has been structured with the intent of seeking to alleviate or reduce a number of the burdens typically associated with hedge fund investing, including blind pools, meeting large minimum investment amounts and receiving tax reporting on potentially late Schedule K-1s.

The Offering	While the Fund presently intends to engage in a continuous offering, it is anticipating "soft closing" or limiting capacity at $1 billion of net asset value, subject to securing additional capacity in York Capital Investment Funds it considers attractive.

The Fund is currently offering through Foreside Fund Services, LLC (the "Distributor") and other brokers or dealers, two classes of units of beneficial interest ("Units") on a continuous basis: Class A Units and Class I Units. Class A Units may be purchased only by Eligible Investors (defined herein) and are offered at an initial price of $12 per Class A Unit, and thereafter at their net asset value, plus in each case any applicable sales load. Class A Units are also subject to being charged a Sub-Distribution Fee (as defined below) of 0.75% per annum on the net asset value of Class A Units. Class I Units are offered at an initial price of $25 per Class I Unit, and thereafter at their net asset value. Class I Units are not subject to any sales load or Sub-Distribution Fee. Class I Units may be purchased only by Eligible Investors that (i) compensate their financial intermediaries for their services through asset-based fees, including asset-based fee programs (e.g., wrap accounts), or (ii) purchase Class I Units directly from the Fund, in certain limited circumstances in the sole discretion of the Adviser. While the Fund presently intends to offer two classes of Units, it may offer other classes of Units as well in the future. See "Plan of Distribution."

Units may be purchased as of the first business day of each month based upon the Fund's then current net asset value.  Each date on which Units are delivered is referred to as a "Closing Date."  Each prospective Investor will be required to complete an Application certifying that the Units being purchased are being acquired by an Eligible Investor.  Prior to the receipt and acceptance of the Investor Application, an Investor's funds will be held in escrow.

The Distributor may compensate its financial advisers and other brokers or dealers in connection with the sale and distribution of the Units.  Additionally, the Adviser or its affiliates may pay from their own resources compensation to brokers or dealers in connection with the sale and distribution of the Units.  The initial Closing Date for subscriptions for Units is currently anticipated to be on or about [__________, 2015] (the "Initial Closing Date") or such earlier or later date as the Adviser may determine.  Subsequent to the Initial Closing Date, Units may be purchased as of the first business day of each month at the Fund's then current net asset value per Unit.  Prior to the receipt and acceptance of an Application, an Investor's funds will be held in escrow.

The Adviser
Central Park Advisers, LLC serves as the Fund's investment adviser.  The Adviser, a wholly-owned subsidiary of Central Park Group, LLC ("Central Park Group"), is a limited liability company organized under the laws of the State of Delaware, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").  Under the control of Mr. Mitchell Tanzman and Mr. Gregory Brousseau, the Adviser is an independent investment advisory firm specializing in the development and management of alternative investment offerings.  Founded in 2006, Central Park Group offers a broad range of investments managed by hedge fund, private equity, real estate and funds-of-funds sponsors.  Central Park Group's founding partners have significant experience across the spectrum of alternative investments and traditional asset management.  For over 25 years, they sourced, created, managed and distributed hedge funds, private equity funds, real estate opportunity funds, crossover funds and funds-of-funds that seek to offer clients attractive risk-adjusted performance in diverse strategies, asset classes and sectors.

The Fund has entered into an investment advisory agreement (the "Investment Advisory Agreement") with the Adviser that is effective for an initial term expiring two years after the Fund commences investment operations.  Thereafter, the Investment Advisory Agreement may be continued in effect from year to year if its continuation is approved annually by the Board of Directors.  The Board, or the Fund's Investors, may terminate the Investment Advisory Agreement on 60 days' prior written notice to the Adviser.

Management Fee
The Adviser provides management and administrative services to the Fund, including, among other things, support services to the Fund.  In consideration for such services, the Fund will pay the Adviser a monthly management fee at the annual rate of 0.65% of the Fund's net asset value (the "Management Fee"), computed based on the value of the net assets of the Fund on the last day of each calendar month (before any repurchase of Units).  The Management Fee is paid to the Adviser out of the Fund's assets.  The Management Fee is in addition to the asset-based fees and incentive allocations or fees charged by the Investment Funds and indirectly borne by Fund Investors.

Sub-Distribution Fee
Under the terms of a distribution agreement (the "Distribution Agreement") with the Distributor, the Distributor is authorized to retain brokers, dealers and certain financial advisors (collectively, "Sub-Distribution Agents") for distribution services and to provide related sales support services to Investors holding Class A Units.  The Fund pays the Distributor a quarterly fee out of the net assets of Class A Units at the annual rate of 0.75% of the net asset value of Class A Units, as of the last day of each calendar month (before any repurchases of Class A Units) (the "Sub-Distribution Fee").  The Distributor pays the Sub-Distribution Fee to Sub-Distribution Agents, who may use such fee to compensate the financial advisory personnel involved in the sale of Units.  Payment of the Sub-Distribution Fee is governed by the Fund's Distribution Plan, which, pursuant to the conditions of an exemptive order issued by the SEC, has been adopted by the Fund with respect to Class A Units in compliance with Rule 12b-1 under the 1940 Act.  See "Fees and Expenses."

The Sub-Distribution Fee is charged on an aggregate class-wide basis, and Investors in Class A Units are subject to the Sub-Distribution Fee as long as they hold their Class A Units.  Each compensated Sub-Distribution Agent is paid by the Distributor based on the net asset value of outstanding Class A Units held by Investors that receive services from such Sub-Distribution Agent.

Class I Units are not subject to the Sub-Distribution Fee.

Fees and Expenses
The Fund will bear all expenses incurred in the business of the Fund, including any charges and fees to which the Fund is subject as an investor in the Investment Funds.  The Fund is expected to incur organizational and offering expenses of approximately $450,000 in connection with this offering.  It is expected that, for purposes of calculating net asset value, the Fund's offering costs will be capitalized and amortized over the 12-month period beginning on the Initial Closing Date.  The Fund will also bear certain ongoing offering costs associated with the Fund's continuous offering of Units.  The Fund, by investing in the Investment Funds, will indirectly bear its pro rata share of the expenses incurred in the business of the Investment Funds.  See "Fund Expenses."

UMB Fund Services, Inc., as the administrator to the Fund (the "Administrator"), performs certain administration and accounting services for the Fund. In consideration for these services, the Fund will pay the Administrator a quarterly fee at the annual rate of up to 0.10% of the Fund's net asset value, subject to a minimum annual fee of $58,000, in addition to certain other fixed or transactional fees, and will reimburse certain of the Administrator's expenses.

Expense Limitation and Reimbursement Agreement	The Adviser has entered into an "Expense Limitation and Reimbursement Agreement" with the Fund for a two-year term beginning on the Initial Closing Date and ending on the two year anniversary thereof (the "Limitation Period") to limit the amount of "Specified Expenses" (as described below) borne by the Fund during the Limitation Period to an amount not to exceed 0.75% per annum of the Fund's net assets (the "Expense Cap"). "Specified Expenses" is defined to include all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Specified Expenses: (i) the Management Fee; (ii) fees, expenses, allocations, etc. of the Investment Funds in which the Fund invests, (iii) brokerage costs, (iv) interest payments, (v) fees and expenses incurred in connection with a credit facility, if any, obtained by the Fund; (vi) taxes; (vii) extraordinary expenses (as determined in the sole discretion of the Adviser); and (viii) the Sub-Distribution Fee (12b-1 Fee) charged to Investors in Class A Units. These expenses will be in addition to the expenses of the Fund that may be limited by the Adviser to 0.75% of the Fund's net assets. To the extent that Specified Expenses for a month exceed the Expense Cap, the Adviser will reimburse the Fund for expenses to the extent necessary to eliminate such excess. To the extent that the Adviser bears Specified Expenses, it is permitted to receive reimbursement for any expense amounts previously paid or borne by the Adviser, for a period not to exceed three years from the date on which such expenses were paid or borne by the Adviser, even if such reimbursement occurs after the term of the Expense Limitation and Reimmbursement Agreement, provided that the Specified Expenses have fallen to a level below the Expense Cap and the reimbursement amount does not raise the level of Specified Expenses in the month the reimbursement is being made to a level that exceeds the Expense Cap.

Conflicts of Interest
The Adviser, the Investment Fund Managers and their respective affiliates may conduct investment activities for their own accounts and other accounts they manage that may give rise to conflicts of interest that may be disadvantageous to the Fund.  Additionally, certain Investment Fund Managers may face conflicts of interests stemming from their affiliation with York Capital.  See "Conflicts of Interest."

Purchase of Units	The stated minimum investment in the Fund for initial investments is $25,000. The stated minimum investment may be reduced by the Fund with respect to certain individual Investors or classes of Investors in the sole discretion of the Adviser, based on consideration of various factors, including the Investor's overall relationship with the Adviser, the Investor's holdings in other funds affiliated with the Adviser and such other matters as the Adviser may consider relevant at the time. The Fund may accept initial and additional purchases of Units as of the first business day of each calendar month. Each prospective Investor must submit a completed Application acceptable to the Adviser, certifying, among other things, that the Investor is an Eligible Investor and will not transfer the Units purchased except in the limited circumstances permitted.

Purchase proceeds do not represent the Fund's capital or become the Fund's assets until the first business day of the relevant calendar month.

Any amounts received in advance of initial or additional purchases of Units are placed in a non-interest-bearing account with the Fund's Custodian (as defined herein) prior to the amounts being invested in the Fund, in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended.  The Fund reserves the right to reject any purchase of Units in certain circumstances (including, without limitation, when the Fund has reason to believe that such purchase would be unlawful).  Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective Investor.

Eligible Investors	To purchase Units of the Fund, a prospective Investor will be required to certify that the Units are being acquired directly or indirectly for the account of an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act. Investors who are "accredited investors" are referred to in this Prospectus as "Eligible Investors." Existing Investors seeking to purchase additional Units will be required to qualify as "Eligible Investors" at the time of the additional purchase.

Class I Units may be purchased by those Eligible Investors that (i) compensate their financial intermediaries for their services through asset-based fees, including asset-based fee programs (i.e., wrap accounts), or (ii) in certain limited circumstances in the sole discretion of the Adviser, purchase Units directly from the Fund.

Before you may invest in the Fund, you will be required to certify on the Application that you are an Eligible Investor and that you will not transfer your Units except in the limited circumstances permitted in the Fund's Limited Liability Company Agreement (the "LLC Agreement").  If an Application is not accepted by the Fund by the Closing Date, the purchase order will not be accepted.  If an Investor attempts to transfer Units in violation of the LLC Agreement, the transfer will not be permitted and will be void.

Investor Suitability
An investment in the Fund is speculative, involving a considerable amount of risk.  An Investor may lose money.  Before making an investment decision, a prospective Investor should (i) consider the suitability of this investment with respect to the Investor's investment objectives and personal situation and (ii) consider factors such as the Investor's personal net worth, income, age, risk tolerance and liquidity needs.  The Fund is an illiquid investment.  Investors have no right to require the Fund to redeem their Units in the Fund.

Valuation
The Investment Funds may invest in certain securities and other financial instruments that may not have readily ascertainable market prices and will be valued by the respective Investment Fund Managers.  Although procedures approved by the Board of Directors provide that the valuations determined by the Investment Fund Managers will be reviewed by the Adviser, neither the Adviser nor the Board of Directors will be able to confirm independently the accuracy of the Investment Fund Managers' valuations (which are unaudited, except at year-end).  Accordingly, the Fund will generally rely on such valuations, even in instances where an Investment Fund Manager may have a conflict of interest in valuing the securities because the value of the securities will affect the Investment Fund Manager's compensation.  Furthermore, the Investment Funds will typically provide the Adviser with only estimated net asset values or other valuation information, and such data will be subject to revision through the end of each Investment Fund's annual audit.

Unlisted Closed-End Structure; Limited Liquidity and Transfer Restrictions
The Fund is organized as a closed-end management investment company.  Unlike open-end management investment companies (commonly known as "mutual funds"), investors in closed-end funds do not have the right to redeem their units on a daily basis.  To meet daily redemption requests, mutual funds must comply with more stringent regulations than closed-end funds.

The Fund will not be listed on a national stock exchange, and no market for the Fund's Units is expected to develop.  In addition, with limited exceptions, Units are not transferable and liquidity will be provided only through limited repurchase offers described below.  An investment in the Fund is suitable only for Investors who can bear the risks associated with the limited liquidity of the Units and should be viewed as a long-term investment.  See "Risk Factors—Limitations on Transfer; Units Not Listed; No Market for Investor Units" and "Repurchases of Units and Transfers."

Repurchases of Units by the Fund
Investors do not have the right to require the Fund to redeem their Units.  To provide liquidity to Investors, the Fund may, from time to time, offer to repurchase Units pursuant to written tenders by Investors.  Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board of Directors, in its sole discretion.  In determining whether the Fund should offer to repurchase Units, the Board of Directors will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors.  The Adviser expects that, generally, after the Fund completes its first two full fiscal quarters of operations, the Adviser will recommend to the Board that the Fund offer to repurchase Units from Investors on a quarterly basis, with such repurchases to occur as of each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, on the immediately preceding business day).  The Adviser also expects that, generally, it will recommend to the Board that each repurchase offer should apply to not less than 20% of the net assets of the Fund.  Each repurchase offer will generally commence approximately 95 days prior to the applicable repurchase date.  All tender requests must be received by the Fund by a date specified in the notice describing the terms of the repurchase offer, which will generally be approximately 65 days prior to the date that the Units to be repurchased are valued by the Fund, and any previously submitted tenders will be revocable upon written notice to the Fund up to approximately 65 days prior to the applicable valuation date.

If a repurchase offer is oversubscribed by Investors who tender Units, the Fund may extend the repurchase offer, repurchase a pro rata portion of the Units tendered, or take any other action permitted by applicable law.  In addition, the Fund may repurchase Units of Investors if, among other reasons, the Fund determines that such repurchase would be in the interest of the Fund.

The Fund may be subject to lock-up periods by certain Investment Funds.  During any such period, the Fund will not be permitted to withdraw its investment from the applicable Investment Fund.  In addition, some Investment Funds may, from time to time, suspend completely or restrict withdrawal rights for an indefinite period of time in response to market unrest or other adverse conditions.  During such times, the Fund may not be able to liquidate its holdings in such Investment Funds to meet repurchase requests.  As a result, the Fund may not be able to offer liquidity to Investors through repurchase offers.  Furthermore, if the Fund seeks to liquidate its investment in an Investment Fund that maintains a "side pocket," the Fund may not be able to fully liquidate its investment without delay, and such delay could be substantial.  Accordingly, the Fund may need to suspend or postpone repurchase offers if it is not able to dispose of its interests in Investment Funds in a timely manner.

A 2% early repurchase fee will be charged by the Fund with respect to any repurchase of Units from an Investor at any time prior to the day immediately preceding the one-year anniversary of the Investor's purchase of the Units.  Such repurchase fee will be retained by the Fund and will benefit the Fund's remaining Investors.  Units tendered for repurchase will be treated as having been repurchased on a "first in-first out" basis.  An early repurchase fee payable by an Investor may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund.

Summary of Taxation	The Fund intends to qualify as a RIC under Subchapter M of the Code. As a RIC, the Fund will generally not be subject to federal income tax on its taxable income and gains that it distributes to Investors. Fund dividends and capital gains distributions, if any, are taxable to most investors and will be taxable whether or not they are reinvested in Units. A portion of the Fund's distributions to its Investors may be taxable as ordinary income and may not be eligible for the preferential tax rates applicable to "qualified dividend income." The Fund will inform its Investors of the amount and character of its distributions to Investors.

The Fund intends to make distributions sufficient to avoid imposition of a federal excise tax on certain undistributed amounts. In general, if the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98.2% of its capital gain net income (in each case, calculated under prescribed rules described under "Taxes" and, in the SAI, under "Tax Aspects"), plus any such amounts that were not distributed in previous tax years, then the Fund will be subject to a nondeductible 4% excise tax with respect to the Fund's nondistributed amounts. The Fund may attempt to avoid such outcome by paying a distribution that is or is considered to be in excess of the Fund's current and accumulated earnings and profits for the relevant period (i.e., a return of capital).

Tax-exempt Investors generally will not incur unrelated business taxable income with respect to an investment in Units if they do not borrow to make the investment.

For the purpose of satisfying certain of the requirements for qualification as a RIC, the Fund will, in appropriate circumstances, "look through" to the income, and/or the assets and investments, of certain Investment Funds. Investment Funds, however, generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Adviser to monitor the sources of the Fund's income and the diversification of its assets, and otherwise comply with Subchapter M of the Code, and ultimately may limit the universe of Investment Funds in which the Fund can invest or the amount that may be invested in certain Investment Funds. Furthermore, although the Fund expects to receive information from each Investment Fund Manager regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information. York Capital has agreed to use reasonable efforts to provide information necessary for the Fund to prepare its tax reporting, including for meeting Subchapter M tests.

If the Fund fails to qualify as a RIC or fails to distribute at least 90% of its investment income and net short-term capital gains to Investors in any taxable year, the Fund would no longer be a flow-through entity and instead would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its Investors) and all distributions out of earnings and profits would be taxed to Investors as ordinary income.  In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.  See "Taxes" and, in the SAI, "Tax Aspects."

Reports to Investors
The Fund will furnish to Investors as soon as practicable after the end of each taxable year information on Form 1099 as is required by law to assist the Investors in preparing their tax returns.  The Fund will also prepare and transmit to Investors unaudited semi-annual reports and audited annual reports (when each becomes available) within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.  Investors are sent reports on at least a quarterly basis regarding the Fund's operations during each quarter.

Term	The Fund's term is perpetual unless the Fund is otherwise terminated under the terms of the Fund's organizational documents.
Risk Factors	An investment in the Fund involves a high degree of risk. These risks include:
General Risks
	●	loss of capital, up to the entire amount of an Investor's investment

	●	investing in a fund that has no operating history

	●	the Fund's Units represent illiquid securities of an unlisted closed-end fund, are not listed on any securities exchange or traded in any other market, and are subject to substantial restrictions on transfer

Investment Program Risks

●
the Fund's performance depends upon the performance of the Investment Fund Managers and selected strategies, the adherence by such Investment Fund Managers to such selected strategies, the instruments used by such Investment Fund Managers and the Adviser's ability to select Investment Fund Managers and strategies and effectively allocate Fund assets among them

●	the Fund may borrow money to satisfy repurchase requests and for other temporary purposes, which may increase the Fund's volatility

●	Investors will bear two layers of fees and expenses: asset-based fees and expenses at the Fund level, and asset-based fees, incentive allocations or fees and expenses at the Investment Fund level

●	the Fund is a non-diversified fund and may allocate a higher percentage of its assets to the securities of any one issuer than if it were a diversified fund

●	the Fund intends to qualify as a RIC under the Code but may be subject to tax liabilities if it fails to so qualify

●	the Fund's investments in certain Investment Funds may be subject to lock-up periods, during which the Fund may not withdraw its investment (or may only be permitted to withdraw subject to the payment of a withdrawal or redemption fee)

●	the Fund's investments in Investment Funds, and many of the investments held by the Investment Funds, are priced in the absence of a readily available market and may be priced based on determinations of fair value, which may prove to be inaccurate. Neither the Adviser nor the Board of Directors are able to confirm independently the accuracy of the Investment Fund Managers' valuations (which are unaudited, except at year-end).

●	there is a license agreement with York Capital in connection with the use of the "York" mark in the Fund's name. The license agreement may be terminated under certain circumstances that could prove disadvantageous for the Fund. See "Management of the Fund – The Adviser."

●	the Fund, upon its redemption of all or a portion of its interest in an Investment Fund, may receive an in-kind distribution of securities that are illiquid or difficult to value and difficult to dispose of

●	Investment Funds located outside of the U.S. may be subject to withholding and other taxes in such jurisdictions, which may reduce the return of the Fund and its Investors

●	certain Investment Funds may, from time to time, elect to suspend completely or limit withdrawal rights for an indefinite period of time, possibly requiring the Fund to suspend or postpone repurchase offers if it is not able to dispose of its interests in Investment Funds in a timely manner

●	Investment Funds will not be registered as investment companies under the 1940 Act, and, therefore, the Fund and Fund Investors, as indirect investors in such Investment Funds, may not avail themselves of 1940 Act protections

●	Investment Fund Managers may invest the Investment Funds' assets in securities of non-U.S. issuers, including those in emerging markets, and the Fund's assets may be invested in Investment Funds that may be denominated in non-U.S. currencies, thereby exposing the Fund to various risks, including currency risks, that may not be applicable to U.S. securities

●	an Investment Fund may choose to hold a portion of its assets – generally, illiquid or hard-to-value assets – in a "side pocket" (i.e., a sub-account established by an Investment Fund for the purpose of segregating those assets from the other assets of the Investment Fund until some type of realization event occurs; this may further restrict the liquidity of the Fund's investments in such Investment Funds, and thus Investors' investments in the Fund

Investment Fund-Related Risks

●	Investment Fund Managers may use derivatives for speculative or hedging purposes

●	Investment Fund Managers may have limited operating histories upon which to evaluate their performance

●	Investment Funds may incur leverage for investment or other purposes, which may increase the volatility of the Investment Funds

●	Investment Fund Managers may sell short securities held by Investment Funds, which presents the theoretical risk of unlimited loss because of increases in the market price of the security sold short, and the risk that Investment Funds' short selling activities may be adversely affected by regulatory restrictions that may be imposed at any time

●	Investment Fund Managers may invest the Investment Funds' assets without limitation in restricted and illiquid securities

●	Investment Fund Managers may invest the Investment Funds' assets in equity securities without limitation as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies, the prices of which may be subject to erratic market movements

●	Investment Fund Managers may charge Investment Fund investors (such as the Fund) asset-based fees and incentive allocations or fees of 20% of an Investment Fund's net profits, which may create incentives for Investment Fund Managers to make investments that are riskier or more speculative than in the absence of these fees

●	Investment Fund Managers may receive compensation for positive performance of the relevant Investment Fund, even if the Fund's overall returns are negative

No assurance can be given that the Fund's investment program will be successful.  Accordingly, the Fund should be considered a speculative investment and entails substantial risks, and a prospective Investor should invest in the Fund only if it can sustain a complete loss of its investment.  An investment in the Fund should be viewed only as part of an overall investment program.

See "Risk Factors."

SUMMARY OF FUND EXPENSES

The following table illustrates the expenses and fees that the Fund expects to incur and that Investors can expect to bear, directly or indirectly.

	Class A	Class I
Investor Transaction Expenses
Maximum sales load(1) (as a percentage of purchase amount)	3.00%	None
Maximum redemption fee(2)	2.00%	2.00%

Annual Expenses (as a percentage of net assets attributable to Units)
Management Fee(3)	0.65%	0.65%
Sub-Distribution Fee (12b-1 Fee)(4)	0.75%	None
Other Expenses	0.33%	0.33%
Acquired Fund Fees and Expenses(5)	4.73%	4.73%

Total Annual Expenses(6)	6.46%	5.71%

______________________________
(1)
Generally, the stated minimum initial investment in the Fund is $25,000. Class A Unit Investors may be charged a sales load up to a maximum of 3.00% on the amount they invest. The sales load will be paid in addition to the Investor's subscription amount, will not constitute a subscription made by the Investor to the Fund and, accordingly, will not be part of the assets of the Fund. Such sales loads are not included in the computation of Total Annual Expenses in the table above. No sales load will be charged on purchases of Class I Units. The Distributor and/or Sub-Distribution Agents may recommend the sales load to be charged Class A Unit Investors based on the size of the investment and may, in its sole discretion, waive and/or reduce the sales load for certain Investors. Class A Unit Investors should direct any questions regarding the sales load to the Distribution Agent and/or Sub-Distribution Agents, and should review the Fund's Application. See "Application for Investment."

(2)	A 2% early repurchase fee payable to the Fund will be charged with respect to the repurchase of an Investor's Units at any time prior to the day immediately preceding the one-year anniversary of an Investor's purchase of the Units (on a "first in-first out" basis). An early repurchase fee payable by an Investor may be waived by the Fund, in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any Investor. The early repurchase fee will be retained by the Fund for the benefit of the remaining Investors. See "Repurchases of Units and Transfers."

(3)	The Fund will pay the Adviser the Management Fee monthly at the annual rate of 0.65% of the Fund's net asset value.

(4)	The Fund pays the Distributor out of the net assets of the Class A Units an ongoing quarterly fee, accrued and calculated monthly (the "Sub-Distribution Fee") at an annual rate of 0.75% of the net asset value of the Fund attributable to Class A Units. The Distributor may pay all or a portion of the Sub-Distribution Fee to the selling agents that sell Units of the Fund. Payment of the Sub-Distribution Fee is governed by the Fund's Distribution Plan, which, pursuant to the conditions of an exemptive order issued by the SEC, has been adopted by the Fund with respect to Class A Units in compliance with Rule 12b-1 under the 1940 Act. Class I Units are not subject to the Sub-Distribution Fee. See "Fees and Expenses."

(5)	Includes the fees and expenses of the Investment Funds in which the Fund intends to invest based upon estimated net assets of the Fund of $300 million. The Investment Funds in which the Fund intends to invest charge incentive allocations or fees based on the Investment Funds' performance. The Investment Funds in which the Fund intends to invest generally charge a management fee of 2% and an incentive allocation of 20%. The "Acquired Fund Fees and Expenses" disclosed above are based on the Investment Funds in which the Fund anticipates investing, which may change substantially over time and, therefore, significantly affect "Acquired Fund Fees and Expenses." The Adviser estimates that approximately 2.17% (as a percentage of the net assets attributable to Units) of the 4.73% shown as "Acquired Fund Fees and Expenses" reflects operating expenses of the Investment Funds (i.e., management fees, administration fees and professional and other direct, fixed fees and expenses of the Investment Funds). The Adviser estimates that the balance of approximately 2.56% is attributable to performance-based fees and allocations as well as other investment-related expenses of the Investment Funds (for example, interest, expense, dividends paid on investments sold short, stock loan fees, etc.).

(6)	The Adviser has entered into an "Expense Limitation and Reimbursement Agreement" with the Fund to limit the amount of "Specified Expenses" (as described below) borne by the Fund to an amount not to exceed 0.75% per annum of the Fund's net assets (the "Expense Cap"). "Specified Expenses" is defined to include all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Specified Expenses: (i) the Management Fee, (ii) fees, expenses, allocations, carried interests, etc. of the Investment Funds in which the Fund invests, (iii) brokerage costs, (iv) interest payments, (v) fees and expenses incurred in connection with a credit facility, if any, obtained by the Fund; (vi) taxes; (vii) extraordinary expenses (as determined in the sole discretion of the Adviser); and (viii) the Sub-Distribution Fee (12b-1 Fee) charged to Investors in Class A Units. These expenses will be in addition to the expenses of the Fund that may be limited by the Adviser to 0.75% of the Fund's net assets. To the extent that the Adviser bears Specified Expenses, it is permitted to receive reimbursement for any expense amounts previously paid or borne by the Adviser, for a period not to exceed three years from the date on which such expenses were paid or borne by the Adviser, provided that the Specified Expenses have fallen to a level below the Expense Cap and the reimbursement amount does not raise the level of Specified Expenses in the month the reimbursement is being made to a level that exceeds the Expense Cap.

The purpose of the table above is to assist you in understanding the various costs and expenses you will bear directly or indirectly as an Investor in the Fund.  The "Other Expenses" shown above are estimated based on estimated net assets of the Fund of $300 million.  In the event that the net assets of the Fund were to be less than $300 million, the Fund's estimated expenses as a percentage of net assets attributable to Units would be higher than the estimates presented above.  For a more complete description of the various costs and expenses of the Fund, see "Fees and Expenses."

The examples below are based on the fees and expenses as set forth in the table above, and reflect the expenses that Investors in Class A Units, both with and without the maximum 3.00% sales load that may be assessed on an investment in Class A Units, and Class I Units would pay.

Class A Units

	Example
	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses, including a 3.00% sales load, on a $1,000 investment, assuming a 5% annual return:*	$89.00	$215.00	$353.00	$766.00

* Without a sales load, the expenses would be:	1 Year	3 Years	5 Years	10 Years
	$60.00	$190.00	$334.00	$759.00

Class I Units:

	Example
	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:	$51.00	$161.00	$282.00	$641.00

The examples do not present actual expenses and should not be considered representations of future expenses.  Actual Fund expenses may be greater or less than those shown (and "Acquired Fund Fees and Expenses" may also be greater or less than that shown.).  Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

FINANCIAL HIGHLIGHTS

Because the Fund is newly formed and has no performance history as of the date of this Prospectus, a financial highlights table for the Fund has not been included in this Prospectus.

THE FUND

The Fund, which is registered under the 1940 Act as a closed-end, non-diversified, management investment company, was organized as a Delaware limited liability company on July 29, 2015.  The Fund's principal office is located at 805 Third Avenue, 18th Floor, New York, New York 10022, and its telephone number is (212) 317-9200.  Investment advisory services are provided to the Fund by the Adviser pursuant to the Investment Advisory Agreement.  The individuals who serve on the Board of Directors of the Fund are responsible for monitoring and overseeing the Fund's investment program.  See "Management of the Fund."

USE OF PROCEEDS

The Fund will invest the net proceeds from the sale of Units, net of cash retained for operational needs to pay Fund expenses and amounts to be payable to withdrawing Investors, in accordance with the Fund's investment objective and policies and principal strategies as soon as practicable, consistent with normal market conditions and the availability of suitable investments.  Pending the investment of the offering proceeds in Investment Funds pursuant to the Fund's investment objective and principal strategies, the Fund may invest a portion of the proceeds of the offering that is not invested in Investment Funds in short-term, high quality debt securities, money market instruments or money market funds.  The Fund may be prevented from achieving its objective during any time in which the Fund's assets are not substantially invested in accordance with its principal investment strategies.  The Fund will pay offering expenses of approximately $450,000 from the proceeds of the offering.

STRUCTURE

The Fund is a specialized investment vehicle that incorporates features of a private investment fund that is not registered under the 1940 Act, and features of a closed-end investment company that is registered under the 1940 Act.  Private investment funds (such as hedge funds) are collective asset pools that may utilize a wide variety of alternative investment strategies, such as leverage, short selling and derivative transactions.  Private investment funds typically offer their securities privately, without registering such securities under the 1933 Act.  Securities offered by private investment funds are typically sold in large minimum denominations (often at least $2 million to $10 million) to a limited number of high net worth and institutional investors.  The managers of such funds are generally compensated through asset-based fees and incentive-based allocations.  Registered closed-end investment companies, including the Fund, are typically managed more conservatively than most private investment funds because of the requirements and restrictions imposed on them by the 1940 Act.  Compared to private investment funds, registered closed-end companies may have more modest minimum investment requirements, and generally offer their units to a broader range of investors.  Advisers to such investment companies, such as the Adviser, are typically compensated through asset-based fees.

Similar to private investment funds, the Fund's Units are sold in relatively large minimum denominations to high net worth investors, and the Investment Fund Managers typically charge incentive-based allocations or fees.  In contrast to many private investment funds, however, the Fund is permitted to offer Units to an unlimited number of Eligible Investors.  The Fund was designed to permit certain sophisticated investors to participate in an investment program that employs alternative investment strategies without requiring such investors to commit the more substantial minimum investments required by many private investment funds, and without subjecting the Fund to the same restrictions on the number of Eligible Investors as are imposed on many of those private investment funds.

INVESTMENT PROGRAM

Investment Objective

The Fund's investment objective is to seek attractive risk-adjusted returns.  The Fund seeks to achieve its investment objective by investing substantially all of its assets in Investment Funds sponsored and managed by York Capital.  Each Investment Fund is managed by the general partner or manager of the Investment Fund (such general partner or manager in respect of such Investment Fund being hereinafter referred to as the "Investment Fund Manager" of such Investment Fund) under the direction of the portfolio managers or investment teams selected by the Investment Fund Manager.  Because Investment Funds such as those in which the Fund invests are often described as "hedge funds" (whether hedged or not), the Fund's investment program may be referred to as a "fund of hedge funds."

Investment Program

Traditional registered investment companies, such as mutual funds, are generally subject to significant regulatory restrictions in devising their own investment strategies with respect to such investment practices as selling securities short and using leverage.  As a registered investment company, the Fund will be required to comply with such restrictions.  However, private investment funds that are not registered under the 1933 Act or the 1940 Act, such as the Investment Funds, are not subject to many of these limitations.  The Adviser believes that the Fund's strategy of investing in Investment Funds creates opportunities to participate in alternative investment strategies that may earn attractive risk-adjusted returns.  In addition, by investing substantially all of the Fund's assets in Investment Funds managed by Investment Fund Managers affiliated with York Capital, the Fund seeks to benefit from the singular focus on such affiliated Investment Fund Managers, including the quality of York Capital's risk management systems, operational programs, personnel, trading, accounting practices and compliance programs that may be associated with an advisory firm with a strong reputation and significant resources, which may not be available to the same extent if the Fund allocated its assets among different funds managed by various unaffiliated investment advisers. The Adviser believes that although the Fund will invest its assets in a more limited universe of Investment Funds than a traditional fund of hedge funds, the Fund will benefit from the Adviser's ability to focus more closely on event driven investment opportunities and the strengths offered, and the risks presented, by each potential Investment Fund.

By investing in the Fund, Investors gain access to Investment Fund Managers whose services are generally not available to the investing public, or who may otherwise restrict the number and type of persons whose money will be managed.  Investing in the Fund also permits Investors to access Investment Fund Managers without being subject to the high minimum investment requirements typically charged by such Investment Fund Managers.  In addition, Investment Funds may close from time to time.  If the Fund has previously invested in an Investment Fund that has since closed, Fund Investors would continue to participate in the Fund's investment in such Investment Fund.

The purpose of the Fund is to provide Investors a multi-strategy investment program involving investments in various Investment Funds selected by the Adviser from time to time and not an indirect way for investors to gain access to any particular Investment Fund.  The offering made pursuant to this Prospectus is solely an offering of Units in the Fund, and no offering of any securities of any Investment Fund is made hereby.  The overall performance of the Fund will be dependent on, among other things, the Adviser and its ability to select and allocate Fund assets among the Investment Funds from time to time.

Event-Driven Strategies

The Fund presently intends to invest its assets predominantly in a portfolio of Investment Funds that pursue an event driven strategy – that is, the Investment Funds generally seek to achieve attractive risk-adjusted investment results over time by investing principally in securities subject to, or in York Capital's opinion, potentially subject to, meaningful corporate activity where York Capital believes that the market price does not adequately reflect the effect that such activity will have on the securities' valuation.  Event-driven strategies involve investments in companies undergoing significant corporate transactions or structural transformations.  Event-driven strategies generally seek to profit from events such as a change in an issuer's corporate or capital structure, a change in a debt repayment obligation or a management transition, and focus on earning excess return through the purchase or sale of securities based on anticipated outcomes of company specific or transaction specific situations, such as spin-offs, divestitures, restructurings, mergers and acquisitions, takeovers, tender or exchange offers, liquidations, reorganizations, bankruptcies, recapitalizations and share buybacks.

Each Investment Fund will employ one of York Capital's event driven hedge fund strategies.  The event driven hedge fund strategies employed by Investment Funds in which it is currently anticipated that the Fund may invest are as follows:

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Asia – focuses primarily on securities of Asian companies using a catalyst-driven, fundamental value approach; "Asian companies" include companies that are listed on an Asian or Australasian stock exchange or have significant business relationships in Asia or Australasia.

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Credit – focuses primarily on investment opportunities generated by the various phases of the credit cycles, with a particular focus on distressed situations, including securities of companies undergoing credit-oriented restructuring and reorganizations, companies engaged in various types of balance sheet restructuring and companies whose securities trade at levels that the applicable Investment Fund Manager believes do not reflect their intrinsic value.

●	Europe – focuses primarily on securities of European companies using a catalyst-driven, fundamental value approach.

●	Europe-Focus – has a similar objective as Europe, but is expected to have a more concentrated portfolio.

●	Multi-Strategy – has an event driven strategy that invests in multiple asset classes across various geographic regions.

●	Select – has a similar investment objective as Multi-Strategy, but employs a selective approach in evaluating potential investments, and is expected to have a more concentrated portfolio.

These Investment Funds primarily utilize the following three event driven investment strategies:

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Arbitrage strategies generally attempt to exploit merger activity to capture the spread between current market values of securities and their values after successful completion of a merger, restructuring or similar corporate transaction by evaluating  the likelihood of the consummation of the transaction.

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Special situations strategies attempt to invest in securities of issuers facing special situations, such as restructurings, spin-offs, liquidations, privatizations, senior management changes or other corporate events that might change the status quo, or industry consolidations.  These strategies seek to profit by capturing discrepancies in valuation between the current market price of a security and its expected future value based on the occurrence of these situations.  Special situation strategies seek to identify corporate catalysts that may offer superior investment potential over the relative near term.

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Distressed securities strategies involve investing in corporate bonds, privately held loans and other securities or obligations of companies that are highly leveraged, in financial difficulty, have filed for bankruptcy or appear likely to do so in the near future.  Distressed strategies target equity and credit-oriented investment opportunities that are generated during the various phases of the credit cycles.  Investment Funds following distressed securities strategies may also invest in bank debt, second-lien loans, trade claims, residential mortgage-backed securities and other asset-backed securities, credit default swaps and debt obligations issued in connection with leveraged buy-outs, and may engage in direct lending investment activities.  The Investment Funds may purchase other types of credit-oriented securities.

Each of the three event driven investment strategies may involve investments in equity or debt securities of an issuer.  In particular, the Investment Funds may invest in securities that are subject to corporate events such as mergers, consolidations, acquisitions, asset transfers, tender offers, exchange offers, spin-offs, break-ups, recapitalizations, liquidations, restructurings, refinancings or bankruptcy proceedings.  The Investment Funds also invest in other types of arbitrage opportunities and special situations, including, without limitation, balance sheet arbitrage, pair trading and short selling, and longer-term investments in both public and private securities.  The Investment Funds may engage in other investment strategies that their respective Investment Fund Managers consider to be consistent with their overall investment objectives.  The Investment Funds purchase and sell various types of securities and instruments, including, without limitation, equity securities, debt securities of various types, options, warrants, convertible securities, residential mortgage-backed securities and other asset-backed securities, currencies, futures contracts, forward contracts, credit default swaps, other types of swaps, options on the foregoing and other derivatives and other instruments, including securities for which there is no (or only a limited) public market and other transactions structured and negotiated by York Capital, and may engage in direct lending investment activities.  Hedging strategies are used from time to time in an attempt to reduce certain risks associated with an Investment Fund's investment portfolio.

The Investment Funds may invest in U.S. and non-U.S. equity and debt securities and may engage in leverage, short selling and derivative transactions.  Investment Funds typically offer their securities privately without registration under the Securities Act of 1933, as amended (the "1933 Act"), in large minimum denominations (often at least $2 million to $10 million) to a limited number of qualified h individual and institutional investors.  Investment Funds are not registered as investment companies under the 1940 Act pursuant to an exemption from registration under the 1940 Act.  Typically, investment managers of private investment funds, such as the Investment Funds, are compensated through asset-based fees and incentive-based allocations or fees.

York Capital Management

York Capital Management was established in 1991 and as of June 30, 2015,  managed approximately $26 billion of capital across multiple hedge fund strategies and other alternative investment strategies.  York Capital leverages its approximately 200-person global platform to employ a multi-strategy, event driven investment approach that emphasizes the fundamental analysis of industries and businesses.  York Capital has offices in New York, London, Hong Kong and other locations, and benefits from the versatile backgrounds of its accomplished investment professionals.  York Capital believes that its investment results are a product of a process in which skilled individuals with diverse financial experience interact to identify attractive investment opportunities.

James G. Dinan and Daniel A. Schwartz are the Managing Partners of York Capital.  Mr. Dinan founded York Capital in September 1991 and is its Chairman and Chief Executive Officer.  Mr. Schwartz joined York Capital in March 1993 and is its Chief Investment Officer.  Messrs. Dinan and Schwartz are the Co-Portfolio Managers of certain York Capital Investment Funds and evaluate and implement those Investment Funds' overall investment strategy.

The Fund is not sponsored, endorsed, sold or promoted by York Capital Management or any of its affiliates.  For additional information concerning York Capital Investment Funds, see Appendix B.

Investment Selection

The Adviser is responsible for the allocation of Fund assets to various Investment Funds, subject to policies adopted by the Board of Directors.  The Adviser seeks to select investments that will create a complementary portfolio of Investment Funds and offer the Fund exposure to promising investment strategies and Investment Fund Managers.

The Adviser and its personnel use a range of resources to select Investment Funds for consideration in connection with Fund investments.  The Adviser conducts extensive due diligence on the York Capital private investment funds that it considers likely to generate attractive, risk-adjusted returns consistent with the Adviser's views at that time about the needs of the Fund's existing portfolio.  The Adviser's diligence process focuses on risk management, investment and operational diligence.  The Adviser will select investment strategies and Investment Funds on the basis of these and other qualitative and quantitative criteria, including the Adviser's analysis of past performance of an Investment Fund during various time periods and market cycles.

During its diligence process, the Adviser may review offering documents, financial statements, regulatory filings and client correspondence, among other documents, and seeks to conduct interviews with senior personnel of existing and potential Investment Fund Managers.  In particular, the Adviser expects to regularly communicate with Investment Fund Managers and other personnel about the Investment Funds in which the Fund has invested or may invest, or about particular investment strategies, risk management and general market trends.  The Adviser will also perform background and reference checks.  After making an investment in an Investment Fund, and as part of its ongoing diligence process, the Adviser will seek to monitor asset growth, style drift and investment portfolios; analyze risk and performance; participate in quarterly conference calls with Investment Fund Managers and onsite visits; review audited and unaudited reports; monitor turnover in personnel and changes in policies; and evaluate valuation methodologies.  In performing some of its due diligence activities, the Adviser will be required to rely on the Investment Fund Managers.  No assurance can be made that all interviews and teleconferences arranged by the Adviser will occur, or that all performance and other data sought by the Adviser will be provided at the time of investment or in the manner requested.

Portfolio Construction

The Adviser seeks to allocate Fund assets among the Investment Funds that, in its view, represent attractive investment opportunities.  Allocation depends on the Adviser's assessment of the potential risks and returns of various Investment Funds.  The Adviser generally seeks to invest the Fund's assets in Investment Funds whose expected risk-adjusted returns are deemed attractive.

The Fund is a "non-diversified" fund under the 1940 Act.  See "Risk Factors–Non-Diversified Status."  The Adviser believes, however, that the multiple Investment Funds that will comprise the Fund's portfolio will diminish the impact on the Fund of any one Investment Fund's losses or poor returns.  There is no guarantee that the Fund will be able to avoid substantial losses as a result of poor returns at any one Investment Fund.

Generally, the Adviser seeks to invest no more than 25% of the Fund's gross assets (measured at the time of investment) in any one Investment Fund.  In addition, the Fund's investment in any one Investment Fund will be limited to no more than 25% of the Investment Fund's economic interests (measured at the time of investment) and less than 5% of the Investment Fund's voting securities.  Where only voting securities are available for purchase by the Fund, in all, or substantially all, instances, the Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

The Investment Funds are not subject to the Fund's investment restrictions and are generally subject to few investment limitations.  They are not subject to the investment limitations that apply to the Fund under the 1940 Act or the Code.  As a result, the Fund is not entitled to the protections of the 1940 Act with respect to its investments in the Investment Funds. The Fund itself, however, is regulated under the 1940 Act and Investors are entitled to the protections of the 1940 Act.

For example, Investment Funds are not required to hold custody of their assets in accordance with the requirements of the 1940 Act.  Bankruptcy or fraud at institutions, such as brokerage firms, banks, or administrators, into whose custody those Investment Funds have placed their assets could impair the operational capabilities or the capital position of the Investment Funds and may, in turn, have an adverse effect on the Fund.

In response to adverse market, economic or political conditions, the Fund may invest temporarily in high quality fixed-income securities, money market instruments and money market funds or may hold cash or cash equivalents for temporary defensive purposes.  In addition, the Fund may make these types of investments pending the investment of assets in Investment Funds or to maintain the liquidity necessary to effect repurchases of Units or make necessary distributions.  The Fund has no obligation to enter into any hedging transactions.

Risk Management and Monitoring of Investments

As noted above, the Investment Funds will generally have greater flexibility than traditional registered investment companies, including the Fund, as to securities they may purchase, the trading strategies they may use, and, in some cases, the extent to which they may use leverage.  Pursuant to any relevant advisory agreement, partnership agreement or governing documents pertaining to the relevant Investment Funds, the Investment Fund Managers have full discretion to purchase and sell securities and other investments for their respective Investment Funds.  The Investment Funds are generally not restricted in the markets in which they invest.  As a result, Investment Funds may invest and trade in a wide range of securities and other financial instruments, and may pursue various investment strategies and utilize different techniques for both hedging and non-hedging purposes.  The Investment Funds may also sell securities short, purchase and sell option and futures contracts and engage in other derivative transactions.  The use of one or more of these techniques involves certain risks.

Although the Investment Funds may primarily invest and trade in equity and debt securities, they may also invest and trade in equity-related instruments, currencies, financial futures, debt-related instruments, and any other instruments that the respective Investment Fund Manager considers appropriate, consistent with the fund's governing documents.  The Investment Funds may use leverage, which also involves risk.  See "Risk Factors."

The Adviser will monitor the risks of each Investment Fund on an individual basis, and the aggregate risk of all Investment Funds in the Fund's portfolio.  Through this monitoring process, the Adviser seeks to (i) determine the degree to which each Investment Fund is performing as the Adviser expected; (ii) obtain information on a timely basis about issues that might impact the allocation of the Fund's assets among those Investment Funds; and (iii) attempt to evaluate the Fund's aggregate exposures.

The Adviser will monitor the operation and performance of an Investment Fund as frequently as the Adviser believes is appropriate.  To the extent the information is available to the Adviser, the Adviser may monitor changes in an Investment Fund's, and its Investment Fund Manager's, leverage, personnel, market behavior, expenses, litigation, capital resources, economic conditions and other factors.  However, the availability of this information may be limited due to lack of transparency associated with some Investment Fund Managers or strategies.

The Adviser may periodically adjust the Fund's allocations among Investment Funds based on the Adviser's consideration of various factors.  Such factors may include whether the Investment Fund Manager's investment strategy is consistent with its stated policy, whether any changes have occurred in the Investment Fund Manager's focus, personnel or investment strategy and the potential impact of those changes, and whether the investment strategy employed remains consistent with the investment objectives of the Fund and the treatment of the Fund as a RIC under Subchapter M of the Code.

The Fund's investment program entails substantial risks.  There can be no assurance that the Fund's risk monitoring goals will be achieved.

RISK FACTORS

General

Investment Risk.  An investment in the Fund involves a high degree of risk, including the risk that the Investor's entire investment may be lost.  No assurance can be given that the Fund's investment objective will be achieved.  The Fund's performance depends upon the Adviser's selection of Investment Funds, the allocation of offering proceeds thereto and the performance of the Investment Funds.  The Investment Funds' investment activities involve the use of strategies and investment techniques with significant risk characteristics, including risks arising from volatility in the global equity, currency, and fixed-income markets, the risks of short sales, the risks of leverage, the potential illiquidity of securities and derivative instruments, the risk of loss from counterparty defaults and the risk of borrowing to meet withdrawal requests.  Although the Adviser will attempt to moderate these risks, no assurance can be given that (i) the Investment Funds' investment programs, investment strategies and investment decisions will be successful; (ii) the Investment Funds will achieve their return expectations; (iii) the Investment Funds will achieve any return of capital invested; (iv) the Fund's investment activities will be successful; or (v) Investors will not suffer losses from an investment in the Fund.

The Investment Funds' investment programs may use various investment techniques that involve substantial volatility, including margin transactions, option transactions, short sales and forward and futures contracts.  These practices can, in certain circumstances, substantially increase the adverse impact to which the Investment Funds may be subject.  The performance of the Fund depends on the success of the Adviser in selecting Investment Funds, and the allocation and reallocation of Fund assets among those Investment Funds.  All investments made by the Investment Funds risk the loss of capital.  The Investment Funds' results may vary substantially over time.

The value of the Fund's total net assets may be expected to fluctuate in response to fluctuations in the value of the Investment Funds.  Discussed below are investments that may be made by Investment Funds, and the principal risks that the Adviser and the Fund believe are associated with those investments.  These risks will, in turn, affect the Fund.  Additionally, in response to adverse market, economic or political conditions, the Fund may invest temporarily in high quality fixed-income securities, money market instruments and money market funds or may hold cash or cash equivalents for temporary defensive purposes.  In addition, the Fund may make these types of investments pending the investment of assets in Investment Funds or to maintain the liquidity necessary to effect repurchases of Units or make necessary distributions.  When the Fund takes a defensive position or otherwise makes these types of investments, it may not achieve its investment objective.

No Operating History.  The Fund is a newly formed non-diversified, closed-end management investment company with no performance history that Investors can use to evaluate the Fund's investment performance.  The initial operating expenses for a new fund, including start-up costs, which may be significant, may be higher than the expenses of an established fund.  In addition, Investment Funds and/or Investment Fund Managers may, in some cases, be newly organized with limited operating histories upon which to evaluate their performance.

Concentration in York Capital Funds.  The Fund expects to invest substantially all of its assets in Investment Funds managed by York Capital, and therefore may be less diversified, and more subject to concentration and reputational risk, than other funds of hedge funds.  To the extent that York Capital employs a centralized research process or approach, performance of Investment Funds may be highly correlated.  Additionally, the Fund may, at certain times, have a significant amount of its assets invested in a single York Capital strategy.

Risks of Fund of Hedge Funds Structure

General Risks of Investment Approach.  The Investment Funds are not registered as investment companies under the 1940 Act.  The Fund, as an investor in these Investment Funds, does not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies.  Although the Adviser periodically receives information from the Investment Funds regarding their investment performance and investment strategies, the Adviser may have little or no means of independently verifying this information.  An Investment Fund may use proprietary investment strategies that are not fully disclosed to the Adviser, and such strategies may involve risks that are not anticipated by the Adviser.  Investment Fund Managers may change their investment strategies (i.e., may experience style drift) at any time.  In addition, the Fund and the Adviser have no control over the Investment Funds' investment management, brokerage, custodial arrangements or operations, and must rely on the experience and competency of each Investment Fund Manager in these areas.  The performance of the Fund depends on the success of the Adviser in selecting Investment Funds for investment by the Fund and the allocation and reallocation of Fund assets among those Investment Funds.  In addition, because the Fund seeks to achieve its investing objective by investing substantially all of its assets in Investment Funds sponsored by York Capital or its affiliates, the performance of the Fund may be significantly affected by changes in the resources, financial condition and reputation of York Capital or its affiliates.

In contrast to most registered investment companies, the Investment Funds typically do not maintain their securities and other assets in the custody of a bank.  It is anticipated that the Investment Funds will generally maintain custody of their assets with brokerage firms that do not separately segregate such customer assets as required in the case of registered investment companies.  If such brokerage firm became bankrupt, the Fund could be more adversely affected than would be the case if custody of assets were maintained in accordance with the requirements applicable to registered investment companies.  In addition, an Investment Fund Manager could convert assets committed to it by the Fund for its own use, or a custodian could convert assets committed to it by an Investment Fund Manager to the custodian's own use.

An Investor in the Fund meeting the eligibility conditions imposed by the Investment Funds, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could invest directly in the Investment Funds.  Such a direct investment in the Investment Funds might be subject to more favorable taxation than an indirect investment through the Fund.  In addition, by investing in the Investment Funds through the Fund, an Investor in the Fund will bear a portion of the Management Fee and other expenses of the Fund, and will also indirectly bear a portion of the asset-based fees, incentive allocations or fees and other expenses borne by the Fund as an investor in the Investment Fund.  Each Investment Fund Manager receives any incentive-based allocations to which it is entitled irrespective of the performance of the other Investment Funds and the Fund generally.  As a result, an Investment Fund Manager with positive performance may receive compensation from the Fund, even if the Fund's overall returns are negative.  Transactions of this sort could result in the Fund's directly or indirectly incurring certain transaction costs without accomplishing any net investment result.  Because the Fund may make additional investments in or withdrawals from Investment Funds only at certain times due to restrictions imposed by the Investment Funds, the Fund may, from time to time, have to invest some of its assets temporarily in money market securities, money market funds, or other similar types of investments.

Investment Funds may permit or require that withdrawals or redemptions of interests be made in kind, or in part in cash and in part in kind.  The Fund may receive securities that are illiquid or difficult to value upon its withdrawal of all or a portion of its interest in an Investment Fund.  In such a case, the Adviser would seek to have the Fund dispose of these securities in a manner that is in the interest of the Fund.  In addition, some Investment Funds may impose so-called "gates," limiting the proportion of assets investors, including the Fund, may withdraw at one redemption date.  The purpose of the provision is to prevent a run on the Investment Fund, which could cripple its operations, as a large number of withdrawals from the fund would force the manager to sell off a large number of positions.  The Fund may otherwise not be able to withdraw from an Investment Fund except at specified times, thereby limiting the Adviser's ability to withdraw assets from an Investment Fund that may have poor performance or for other reasons.

Additional Risks.  Other risks that may be associated with the Fund's fund of hedge funds structure include:

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Valuation — Certain securities and other financial instruments in which the Investment Funds invest may not have readily ascertainable market prices and will be valued by the Investment Fund Managers.  Such valuations generally will be conclusive with respect to the Fund, even though an Investment Fund Manager may face a conflict of interest in valuing the securities, as their value will impact the Investment Fund Manager's compensation.  Generally, the Adviser will not be able to assess the accuracy of the valuations.  The net asset values or other valuation information received by the Adviser from the Investment Funds will typically be estimates only, subject to revision through the end of each Investment Fund's annual audit.  The valuations reported by the Investment Fund Managers, upon which the Fund will calculate its month-end net asset value, may be subject to later adjustment based on information reasonably available at that time.  To the extent that subsequently adjusted valuations or revisions to Investment Fund net asset values adversely affect the Fund's own net asset value, the outstanding Units will be adversely affected by prior repurchases to the benefit of Investors who repurchased Units at a net asset value higher than the adjusted amount.  Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding Units and to the detriment of Investors who previously had Units repurchased at a net asset value lower than the adjusted amount.

In addition, the Fund's valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio.  The Adviser and/or the Board of Directors will consider such information, and may conclude in certain circumstances that the information provided by the Investment Fund Manager does not represent the fair value of the Fund's interest in the Investment Fund.  Although redemptions of investments in Investment Funds are subject to advance notice requirements,  it is expected that the Investment Funds will typically make available net asset value information that represents the price at which, even in the absence of redemption activity, the Investment Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Investment Fund's governing documents, it would be necessary to effect a mandatory redemption. See "Calculation of Net Asset Value."

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Securities Believed to be Undervalued or Incorrectly Valued — An Investment Fund Manager may invest in securities that it believes are fundamentally undervalued or incorrectly valued.  These securities, however, may not ultimately be valued in the capital markets at prices and/or within the timeframe that the Investment Fund Manager anticipates.  As a result, the Fund may incur losses.

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Investment Funds' Turnover Rates — Investment Funds may invest based on short-term market considerations.  The turnover rate within the Investment Funds may be significant, possibly involving substantial brokerage commissions and fees.  The Fund cannot control this turnover.  Additionally, it is possible that a significant portion of the Fund's income and gains, if any, may be derived from ordinary income and short-term capital gains.

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Limited Capacity to Manage Additional Fund Investments — Some Investment Fund Managers' trading approaches may accommodate only certain amounts of capital.  Generally, each Investment Fund Manager will seek to not manage more capital than that Investment Fund Manager's approach can accommodate without risking a potential deterioration in returns.  An Investment Fund Manager, therefore, may refuse to manage some or all of the Fund's assets that the Adviser seeks to allocate to such Investment Fund Manager.

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Dilution — Where an Investment Fund Manager limits the amount of capital that the Fund may contribute to an Investment Fund, or if the Fund declines to purchase additional interests in an Investment Fund, continued sales of interests in the Investment Fund to others may dilute the returns for the Fund from the Investment Fund.

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Investments in Non-Voting Stock; Inability to Vote — The Fund intends to hold its interests in the Investment Funds in non-voting form.  Where only voting securities are available for purchase, the Fund will generally seek to create by contract the same result as owning a non-voting security by agreeing to relinquish the right to vote in respect of its investment.  The Fund may irrevocably waive its rights (if any) to vote its interest in an Investment Fund.  The Fund will not receive any consideration in return for entering into a voting waiver arrangement.  To the extent that the Fund contractually foregoes the right to vote Investment Fund securities, the Fund will not be able to vote on matters that may be adverse to the Fund's interests.  As a result, the Fund's influence on an Investment Fund could be diminished, which may consequently adversely affect the Fund and its Investors.

Event Driven Transaction Risks

Arbitrage Strategies Risks.  An Investment Fund may purchase securities at prices slightly below the anticipated value of the cash, securities or other consideration to be paid or exchanged for such securities in a proposed merger, exchange offer, tender offer, spin-off or other similar transaction.  Such purchase price may be substantially in excess of the market price of the securities prior to the announcement of the merger, exchange offer, tender offer, spin-off or other similar transaction.  If the proposed transaction later appears likely not to be consummated or in fact is not consummated or is delayed, the market price of the securities purchased by the Investment Fund may decline sharply, resulting in a loss.  Losses may result even if the proposed transaction is consummated.  In addition, an Investment Fund may sell short securities to be issued in a merger or exchange offer in the expectation that the short position will be covered by delivery of such securities when issued.  If the merger or exchange offer is not consummated, the Investment Fund may be forced to cover its short position at a price that is higher than its short sale price, resulting in a loss.

An Investment Fund may also purchase securities above the price offered in a takeover bid if the Investment Fund Manager determines that the offer price is likely to be increased, either by the original bidder or by another party.  However, if no transaction  ultimately is consummated, it is likely that a loss will result.

An Investment Fund may sell the securities of a target company short if its Investment Fund Manager determines that it is probable that a proposed transaction will not be consummated.  If the transaction (or another transaction, such as a "defensive "  merger or a "friendly" tender offer) is consummated and the price of the target company's securities increases, the Investment Fund may be forced to cover its short position at a price that is higher than the short sale price, resulting in a loss.

The consummation of mergers, exchange offers, tender offers, spin-offs and other similar transaction can be prevented or delayed by a variety of factors.  Offerors in exchange offers and tender offers customarily reserve the right to cancel such offers for many reasons, including an insufficient response from security holders of the target company.  An exchange offer or a tender offer by one company for the securities of another may be opposed by the management or security holders of the target company on the grounds that the consideration offered is inadequate or for other reasons, and this opposition may result in regulatory action and/or litigation which delays or prevents consummation  of the transaction, or the management of the target company may pursue defensive strategies, such as seeking a "friendly" merger with, or tender by, a company other than the offeror.  Even if the transaction has been agreed upon by the management of the companies involved, its consummation may be prevented by the intervention of a governmental authority, litigation brought by a security holder, or, in the case of a merger, the failure to receive the necessary security holder approvals, market conditions resulting in material changes in securities prices, and other circumstances, including, without limitation, the failure to meet certain conditions customarily specified in the acquisition agreements.  Even if the defensive activities of  a target company or the actions of governmental authorities or security holders fail to defeat a transaction, they may result in significant delays, during which time an Investment Fund's capital will be committed to the transaction and the Investment Fund will continue to pay interest on any funds borrowed by the Investment Fund in connection with the transaction.

An exchange offer or a tender offer will often be made for less than all of the outstanding securities of an issuer, with the provision that, if a greater number is tendered, securities will be accepted pro rata.  Thus, the completion  of a tender offer, and at a time when the market price of the securities has declined below an Investment Fund's cost, the Investment Fund may have returned to it, and be forced to sell at a loss, a portion of the securities it tendered.

In the case of balance sheet arbitrage, the success of an Investment Fund Manager's balance sheet arbitrage strategy will depend on the ability of the Investment Fund Manager to identify and exploit the relationships between movements in different securities and instruments within an issuer's capital structure.  If the perceived pricing inefficiencies underlying an issuer's securities fail to materialize as expected by the Investment Fund Manager, a loss would result.

Special Situations Strategies Risks.  An Investment Fund may make speculative purchases of "special situation" securities.  Such purchases may include securities that an Investment Fund Manager believes to be undervalued, or may involve situations where a significant position in the securities of a particular company has been acquired by other persons or where companies in the same or a related industry have recently been the target of acquisition attempts.  If an Investment Fund purchases securities in anticipation of an acquisition attempt or reorganization, and no acquisition attempt; or reorganization occurs during the timeframe anticipated by the Investment Fund Manager, the Investment Fund may sell the securities at a loss.  A substantial period of time may elapse between the Investment Fund's purchase of the securities and the acquisition attempt or reorganization.  During such a period, a portion of the Investment Fund's assets would be committed to the securities purchased, and the Investment Fund will continue to pay interest on any funds borrowed by the Investment Fund to finance such purchases.  In liquidations and other forms or corporate reorganizations, there is a risk that the reorganization will be unsuccessful, will be delayed or will result in a distribution of cash or a new security with a value less than the purchase price of the security originally purchased by the Investment Fund.  Investment  Fund Managers attempt to assess all of the foregoing risk factors, and others, in determining the nature and extent of the investment an Investment Fund will make in specific "special situation" securities.  However, many risks, such as the outcome of governmental approvals or the outcome of pending or threatened litigation, cannot be quantified.

Distressed Securities Strategies Risks.  An Investment Fund may invest in securities of issuers that are in a weak financial condition, experiencing poor operating results, having substantial financial needs or negative net worth, facing special competitive or product obsolescence problems, or that are involved in bankruptcy or reorganization proceedings.  Investments of this type involve substantial financial and business risks that can result in substantial or total losses.  It frequently may be difficult to obtain reliable information as to the financial conditions of troubled issuers.  An issuer's financial stress may impact different levels of its capital structure differently.  The market prices of such securities are also subject to abrupt and erratic movements and above-average price volatility, and there may be wide spreads between the bid and asked prices of such securities.  The ability of such companies to pay their debts on schedule and the market values of their debt securities could be affected substantially by adverse interest rate movements, changes in general economic conditions, economic factors affecting a particular industry or specific developments within such companies.  The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant financial and business difficulties is particularly high.  Such types of securities require active monitoring and may, at times, require participation in bankruptcy or reorganization proceedings by an Investment Fund Manager on behalf of its Investment Fund.  To the extent that an Investment Fund Manager becomes involved in such proceedings, the Investment Fund may have a more active participation in the affairs of the issuers than that assumed generally by an investor, and restrictions may be imposed that limit the Investment Fund's ability to liquidate its position in the securities of the company.  Investment Funds, however, do not generally make investments for the purpose of exercising day-to-day management of any issuer's affairs.

Bankruptcy Claims.  Investment Funds may purchase creditor claims subsequent to the commencement of a bankruptcy case.  Bankruptcy claims are usually illiquid and generally do not pay interest, and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the bankruptcy claim.  The markets in bankruptcy claims are not generally regulated under U.S. Federal securities laws.  Because bankruptcy claims are frequently unsecured, holders of such claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.  Under judicial decisions, the purchase of a bankruptcy claim may be disallowed by the bankruptcy court if the court determines that the purchaser had taken unfair advantage of an unsophisticated seller, which might result in the rescission of the transaction (presumably at the original purchase price) or forfeiture by the purchaser.

Investment Related Risks

General Economic and Market Conditions.  The success of the Fund's activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances.  These factors may affect the level and volatility of security prices and liquidity of the Fund's investments.  Unexpected volatility or lack of liquidity could impair the Fund's profitability or result in its suffering losses.

Highly Volatile Markets.  The prices of derivative instruments, including futures and options, can be highly volatile.  Price movements of forwards, futures and other derivative contracts are influenced by, among other things, interest rates; changing supply and demand relationships; trade, fiscal, monetary and exchange control programs and policies of governments; and national and international political and economic events and policies.  In addition, from time to time governments may intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options.  Intervention may be intended to influence prices and may, together with other factors, cause such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations.  An Investment Fund also is subject to the risk of the failure of any exchanges on which its positions trade, of their clearinghouses, of any counterparty to an Investment Fund's transactions or of any service provider to an Investment Fund.  In times of general market turmoil, even large, well-established financial institutions may fail rapidly with little warning.

Investment Funds are subject to the risk that trading activity in certain securities may be dramatically reduced or cease completely at any time, whether due to general market turmoil, problems experienced by a single issuer or market sector, or other factors.  If trading in particular securities or classes of securities is impaired, it may be difficult for an Investment Fund to accurately value its assets represented by such securities.

Limited Liquidity of Investments.  The market value of the Investment Funds' investments may fluctuate with, among other things, changes in prevailing interest rates, general economic and financial market conditions, developments or trends in a particular industry, and the financial condition of issuers in whose securities the Investment Funds invest.  During periods of limited liquidity and higher price volatility, an Investment Fund may not be able to acquire or dispose of its investments at a price and time that the Investment Fund deems advantageous.  As a result, in periods of rising market prices, an Investment Fund may not be able to fully participate in price increases to the extent that the Investment Fund is unable to acquire the desired positions quickly.  Conversely, in declining markets, an Investment Fund's inability to dispose of positions completely and promptly would cause the Investment Fund's net asset value to decline as the value of unsold positions is marked to lower prices.

Equity Securities.  Investment Funds may hold long and short positions in, among other securities, common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers.  Investment Funds also may invest in depositary receipts or shares relating to non-U.S. securities.  See "Characteristics of Non-U.S. Securities Markets."  Investment Funds may purchase securities in all available securities trading markets and may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies.  The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects.  These securities are also subject to other risks that are less prominent in the case of the securities of larger companies.  Equity securities fluctuate in value, often based on factors unrelated to the fundamental economic condition of the issuer of the securities, including general economic and market conditions.  These fluctuations can be significant.

Bonds and Other Fixed-Income Securities.  Investment Funds may invest in bonds and other fixed-income securities, and may take short positions in these securities.  Investment Funds will invest in these securities when they offer opportunities for capital appreciation (or capital depreciation in the case of short positions) and may also invest in these securities for temporary defensive purposes and to maintain liquidity.  Fixed-income securities include, among other securities: bonds, notes and debentures issued by U.S. and non-U.S. corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("U.S. Government securities") or by a non-U.S. government; municipal securities; and mortgage-backed and asset-backed securities.  Certain securities in which an Investment Fund may invest, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal.  These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations.  Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

Investment Funds may invest in fixed-income securities rated investment grade or non-investment grade (commonly referred to as "junk bonds") and may invest in unrated fixed-income securities.  Non-investment grade debt securities in the lowest rating categories or unrated debt securities determined to be of comparable quality may involve a substantial risk of default or may be in default.  Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a "Rating Agency") of one of the four highest rating categories or, if not rated by any Rating Agency, have been determined by an Investment Fund Manager to be of comparable quality.  An Investment Fund's investments in non-investment grade debt securities, including convertible debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.  Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than issuers of higher grade debt securities.  An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default.  In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

Dislocations in the fixed-income sector and weaknesses in the broader financial market could adversely affect the Investment Funds.  As a result of such dislocations, the Investment Funds may face increased borrowing costs, reduced liquidity and reductions in the value of its investments.  One or more of the counterparties providing financing for an Investment Fund's portfolio could be affected by financial market weaknesses, and may be unwilling or unable to provide financing.  As a result, an Investment Fund may be unable to fully finance its investments and operations.  This risk would be exacerbated if a substantial portion of an Investment Fund's financing is provided by a relatively small number of counterparties.  If one or more major market participants fails or withdraws from the market, it could negatively affect the marketability of all fixed-income securities and this could reduce the value of the securities in the Investment Fund's portfolio, thereby reducing the net asset value.  Furthermore, if one or more counterparties are unwilling or unable to provide ongoing financing, an Investment Fund could be forced to sell its investments at a time when prices are depressed.

Junk Bond Securities.  There is no minimum credit standard that is a prerequisite to an Investment Fund's investment in any instrument, and a significant portion of an Investment Fund's investments from time to time may be in fixed-income securities which are or are deemed to be the equivalent in terms of quality to securities rated below investment grade by one or more credit rating agencies and accordingly involve great risk.  Companies that issue such securities are often highly leveraged and may not have access to more traditional methods of financing.  While all security investments have some degree of risk, these types of securities may be subject to greater market fluctuations and risk of loss of income and principal than are investments in lower yielding fixed-income securities with higher ratings.  It may take a number of years for the market price of such securities to reflect their intrinsic value.  It is anticipated that some of the portfolio securities of an Investment Fund may not be widely traded, and that the Investment Fund's position in such securities may be substantial in relation to the market for the securities.  In addition, such securities generally are traded in the over-the-counter marketplace, which is less transparent than the markets for securities traded on organized exchanges.  An Investment Fund also may invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments.

Second Lien Loans.  An Investment Fund may invest in loans that are secured by a second lien on assets.  Second lien loans have been a developed market for a relatively short period of time, and there is limited historical data on the performance of second lien loans in adverse economic circumstances.  In addition, second lien loan products are subject to intercreditor arrangements with the holders of first lien indebtedness, pursuant to which the second lien holders have waived many of the rights of a secured creditor, and some rights of unsecured creditors, including rights in bankruptcy which can materially affect recoveries.  While there is broad market acceptance of some second lien intercreditor terms, no clear market standard has developed for certain other material intercreditor terms for second lien loan products.  This variation in key intercreditor terms may result in dissimilar recoveries across otherwise similarly situated second lien loans in insolvency or distressed situations.  While uncertainty of recovery in an insolvency or distressed situation is inherent in all debt instruments, second lien loan products carry more risks than certain other forms of debt.

Non-Performing Loans and Participations.  An Investment Fund may acquire pools or portfolios of loans where the borrower has failed to make payments of principal and/or interest on a timely basis (such loans are referred to as "non-performing loans") at the time of their acquisition, or may become non-performing loans after acquisition for a variety of reasons.  A non-performing loan may require a substantial amount of workout negotiations and/or restructuring, which may entail, among other things, a substantial reduction in its interest rate and a substantial write-down of its principal.  However, even if a restructuring were successfully accomplished, a risk exists that, upon a maturity of such loan, replacement takeout financing will not be available.  Purchases of participations in loans raise many of the same risks as investments in loans and also carry risks of illiquidity and lack of control.  In cases where an Investment Fund retains a third party to service loans acquired by the Investment Fund, both default frequency and default severity of loans will be highly dependent on the quality of the loan servicer.  If servicing is transferred to another servicer, there can be no assurance that there will not be disruptions associated with the transfer of servicing or that, if there are disruptions, they will not adversely affect the Investment Fund.

Direct Loans.  On occasion, an Investment Fund may make loans to borrowers that have difficulty obtaining financing from other sources.  While an Investment Fund Manager may believe that this may provide an attractive opportunity for the an Investment Fund to generate profits, such borrowers may have difficulty repaying their loans to the Investment Fund upon maturity.  A borrower's ability to repay its loan may be adversely affected by numerous factors, including, without limitation, a failure to meet its business plan, a downturn in its industry or negative economic conditions.  Deterioration in a borrower's financial condition and prospects may be accompanied by a decrease in the value of any collateral and a reduced likelihood of an Investment Fund capitalizing on any guarantees it may have obtained from the borrower's management or other parties.  Although an Investment Fund may sometimes seek to be the senior, secured lender to a borrower, some, and perhaps the majority, of the Investment Fund's direct loans may be subordinated to a senior lender, and the Investment Fund's security interest in any collateral would, accordingly, likely be subordinated to another lender's security interest.

Regulatory Capital Relief Trades.  Investment Funds may enter into regulatory capital relief trades with banks and other financial institutions.  Under these transactions, a third-party investor (e.g., an Investment Fund), agrees to absorb losses on part of the bank's loan portfolio in exchange for a fee.  The fee is negotiated based on the level of perceived credit protection the bank is receiving relative to the level of risk the investor is undertaking as a result of the transaction.  In exchange for transferring the credit risk of these assets away from the bank's balance sheet, the bank receives capital relief from regulatory requirements without having to, for instance, sell assets.  These trades allow the bank to reduce how much capital it must hold against such assets.  Under any such trades into which an Investment Fund enters, such Investment Fund will be exposed to the credit risk of the underlying portfolio, and if the loans in the portfolio default — which may be more likely if there is a general deterioration in credit markets — such Investment Fund will make payments to the bank to cover the losses.  There may be a risk that the International regulatory framework for banks (known as 'Basel III') of the Bank for International Settlements, when fully implemented, may discourage such regulatory capital relief trades and might force banks to unwind any existing transactions on all but the riskiest portfolios.

Real Estate Investments.  An Investment Fund may, from time to time, invest in a variety of real estate and related transactions, either as a direct investment or through investment in other entities,  including affiliates of the Investment Fund.  Such real estate investments may entail the extension of, or participation in, mortgage loans.  An Investment Fund may invest in commercial mortgage-backed securities ("CMBS") and may invest in commercial mortgage loans.  Commercial mortgage loans are secured by multi-family or commercial property and are subject to risks of delinquency and foreclosure, and risks of loss that are greater than similar risks associated with loans made on the security of single-family residential property.  CMBS are also subject to many of the risks associated with other ABS (as hereinafter defined).  The value of real estate is subject to market conditions, and adverse changes in the local real estate market may lower the value that may be derived from a liquidation.  Other risks incident to the ownership and operation of commercial and residential real estate include (i) dependence on cash flow, (ii) changes in supply of, or demand for, competing properties in an area (as a result of over-building), (iii) changes in the financial conditions of tenants, buyers and sellers of properties, (iv) changes in the availability of debt financing, (v) energy and supply shortages, (vi) laws assigning liability to the owners of real estate properties for environmental hazards existing on such properties, (vii) changes in tax, real estate, environmental and zoning laws and regulations, (viii) various uninsured or uninsurable risks, (ix) natural disasters and (x) challenges inherent in developing and managing properties.

Adverse changes in real estate markets increase the probability of default on mortgage loans, as the incentive of the borrower to retain equity in the property declines.  Loans may become non-performing for a wide variety of reasons, including, without limitation, because the mortgaged property is too highly leveraged and therefore unable to generate sufficient income to cover its debt service, because of poor management or physical condition, or because local economic conditions adversely affect the potential of the property to generate income.  Non-performing mortgage loans often require workout negotiations and/or restructuring, which may entail, among other things, a write-down of the principal of the loan and/or reduction of the interest rate.  In addition, in the event that foreclosure of a mortgage loan is required, the foreclosure process is often lengthy and expensive, sometimes taking several years.  Furthermore, the foreclosure process can itself disrupt the use of the property, thereby reducing the economic returns.

Distressed Secured Loans.  In the case of loans secured by real estate or other collateral, it is possible that one or more Investment Funds may find it necessary or desirable to foreclose on collateral securing one or more loans purchased by such Investment Funds.  The foreclosure process will vary jurisdiction by jurisdiction and can be lengthy and expensive.  Borrowers often resist foreclosure actions by asserting numerous claims, counterclaims and defenses against the holder of a loan, including, without limitation, lender liability claims and defenses, even when such assertions may have no basis in fact, in an effort to prolong the foreclosure action.  During the foreclosure proceedings, a borrower may have the ability to file for bankruptcy or its equivalent, potentially staying the foreclosure action and further delaying the foreclosure process.  Foreclosure litigation tends to create a negative public image of the collateral property and may result in disrupting ongoing leasing and management of the property.  In addition, in the case of loans secured by real estate or other collateral, the value of the collateral may be worth less than the amount advanced against such collateral.

Sovereign Debt Investments.  An Investment Fund may invest in sovereign debt instruments, which involve special risks.  The governmental authority that controls the repayment of the sovereign debt may well be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to factors such as (i) the extent of its foreign reserves, (ii) the availability of sufficient foreign exchange on the date a payment is due, (iii) the relative size of the debt service burden to the economy as a whole and (iv) the government debtor's policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject.  In addition, non-U.S. sovereign debt instruments may be subject to credit spread risks resulting from exposures to changes in a sovereign issuer's probability of default, expected recovery rate an actual default.  In recent years, some sovereign issuers have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.  If an issuer of sovereign debt defaults on payments of principal and/or interest, an Investment Fund may have limited legal recourse against the issuer and/or guarantor.  In certain cases, remedies must be pursued in the courts of the defaulting party itself, and the Investment Fund's ability to obtain recourse may be limited.  Investments in sovereign debt instruments are also subject to typical market risks.

Risks Involved with Ownership of Shipping Vessels.  An Investment Fund may invest in ships, including without limitation, freight carriers or vessels.  The purchase and sale of such vessels are subject to a wide variety of risks largely unrelated to the risks applicable to the Investment Fund's investments in various types of securities.  Although the value of vessels have increased historically on a cyclical basis, it may be the case that either an excessive supply of vessels or a decrease of seaborne transportations of dry bulk commodities would cause prices for vessels to decline.  In a depressed market, only a few buyers are available and the sale of the vessels may not be feasible.  Risks and costs involved with the purchase, building and sale of vessels include:  (i) making capital expenditures to maintain the vessels in good operating condition, which increases with the age of the vessel, and (ii) changes in governmental regulations, safety or other equipment standards which may require alterations to, or the addition of, new equipment to the vessels.  There can be no assurance that market conditions will justify making such expenditures or enable the Investment Fund to sell such vessels at prices in excess of the cost of the vessels plus any capital improvements made by the Fund.  The Investment Fund's investments in vessels may be affected by various other risks, for which insurance may be unavailable or not cost effective.

Short Sales.  An Investment Fund may attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities or indices that its Investment Fund Manager believes possess volatility characteristics similar to those being hedged.  An Investment Fund also may use short sales for speculative purposes to pursue its investment objectives if, in the Investment Fund Manager's view, the security is over-valued in relation to the issuer's prospects for earnings growth.  Short selling is speculative in nature and, in certain circumstances, can substantially increase the effect of adverse price movements on an Investment Fund's portfolio.  A short sale of a security involves the risk of an unlimited increase in the market price of the security that can in turn result in an inability to cover the short position and a theoretically unlimited loss.  No assurance can be given that securities necessary to cover an Investment Fund's short position will be available for purchase.

An Investment Fund may make "short sales against-the-box," in which it will sell short securities it owns or has the right to obtain without payment of additional consideration.  If an Investment Fund makes a short sale against-the-box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into those securities) and will be required to hold those securities while the short sale is outstanding.  An Investment Fund will incur transaction costs, including interest expenses, in connection with initiating, maintaining and closing-out short sales against-the-box.

Short sale transactions have been subject to increased regulatory scrutiny, including the imposition of restrictions on short selling certain securities and reporting requirements.  The Investment Funds' ability to execute a short selling strategy may be materially adversely impacted by new rules, interpretations, prohibitions and restrictions adopted in response to these adverse market events.  Restrictions and/or prohibitions on short selling activity may be imposed by regulatory authorities, including the SEC, its foreign counterparts, other government authorities or self-regulatory organizations, with little or no advance notice and may impact prior trading activities of the Investment Funds.

Non-U.S. Investments.  The Fund may invest in Investment Funds organized outside the U.S.  Furthermore, Investment Funds may invest a portion of their capital outside the U.S. in non-dollar-denominated securities, including in securities issued by foreign (non-U.S.) companies or governments of foreign countries.  These investments involve special risks not usually associated with investing in securities of U.S. companies or U.S. federal, state or local governments.  Because investments in foreign issuers may involve non-U.S. dollar currencies and the Investment Funds may temporarily hold funds in bank deposits in such currencies during the completion of their investment programs, the Investment Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations.  The Investment Funds may also incur transaction costs in connection with conversions between various currencies.  In addition, because non-U.S. entities are not subject to uniform accounting, auditing, and financial reporting standards, practices and requirements comparable to those of U.S. companies, there may be different types of, and lower quality, information available about a foreign company than a U.S. company.  The securities markets of foreign countries are generally less regulated than U.S. securities markets.  Some foreign securities markets have a higher potential for price volatility and relative illiquidity compared to the U.S. securities markets.  With respect to certain countries there may be the possibility of expropriation or confiscatory taxation, political, economic or social instability, limitation on the removal of funds or other assets or the repatriation of profits, restrictions on investment opportunities, the imposition of trading controls, withholding or other taxes on interest, capital gain or other income, import duties or other protectionist measures, various laws enacted for the protection of creditors, greater risks of nationalization or diplomatic developments which could adversely affect an Investment Fund's investments in those countries.

Although an Investment Fund will invest a portion of its assets in non-U.S. equity or fixed-income instruments or in instruments denominated in non-U.S. currencies, the Investment Funds will value their securities and other assets in U.S. dollars.  The Investment Funds may or may not seek to hedge all or any portion of their foreign currency exposure.

Following is a discussion of some of the more significant risks generally associated with investing in non-U.S. securities.

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Non-U.S. Currencies — Certain Investment Funds may invest their capital outside the U.S.  These investments involve special risks not usually associated with investing in securities of U.S. companies.  Because some Investment Funds may temporarily hold funds in bank deposits in foreign currencies during the completion of its investment program, such Investment Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur transaction costs in connection with conversions between various currencies.  Investment Funds may, but are not required to, hedge their exposure to fluctuations in the non-U.S. currency exchange rates.  The Investment Funds may seek to hedge currency risks by investing in currencies, currency futures contracts and options on currency futures contracts, forward currency exchange contracts, swaps, swaptions or any combination thereof (whether or not exchange traded), but there can be no assurance that these strategies will be effective, and such techniques entail costs and additional risks.  If an Investment Fund enters into hedging transactions, it may not participate fully in any currency gains that would otherwise be attributable to any appreciation of the foreign currencies.  To the extent unhedged, the value of an Investment Fund's assets will fluctuate with U.S. dollar exchange rates, as well as the price changes of the Investment Fund's investments in the various local markets and currencies.  Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments.  An increase in the value of the U.S. dollar compared to the other currencies in which an Investment Fund makes its investments will reduce the effect of increases, and magnify the effect of decreases, in the prices of the Investment Fund's securities in their local markets.  The Investment Funds could realize a net loss on an investment, even if there were a gain on the underlying investment before currency losses were taken into account.

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Characteristics of Non-U.S. Securities Markets — Some Investment Funds may buy and sell securities on the principal stock exchange or over-the-counter market of foreign countries.  Many foreign stock markets are not as developed or efficient as those in the U.S., and they may be more volatile.  Generally, there is less government supervision and regulation of non-U.S. exchanges, brokers and listed companies than in the U.S.  Furthermore, trading volumes in non-U.S. markets are usually lower than in U.S. markets, resulting in reduced liquidity and potentially rapid and erratic price fluctuations.  Commissions for trades on foreign stock exchanges and custody expenses are generally higher than those in the U.S. Settlement practices for transactions in foreign markets may involve delays beyond periods customary in the United States, possibly requiring an Investment Fund to borrow funds or securities to satisfy its obligations arising out of other transactions.  In addition, there could be more "failed settlements," which can result in losses to an Investment Fund.

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Less Company Information and Regulation — Generally, there is less publicly available information about foreign companies than about U.S. companies.  This may make it more difficult for an Investment Fund to stay informed of corporate action that may affect the price of a particular security.  Further, many foreign countries lack uniform accounting, auditing and financial reporting standards, practices and requirements.  These factors can make it difficult to analyze and compare the performance of non-U.S. companies.

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Political and Economic Instability — Due to, among other things, volatile internal political environments, less stable monetary systems and/or external political risks, many non-U.S. economies are less stable than the U.S. economy.  Some foreign governments participate in their economies through ownership or regulation in ways that can have a significant effect on the prices of securities.  Some economies depend heavily on international trade and can be adversely affected by trade barriers or changes in the economic conditions of their trading partners.  In addition, some countries face the risk of expropriation or confiscatory taxation, political, economic or social instability, limitation on the removal of funds or other assets or the repatriation of profits, restrictions on investment opportunities, the imposition of trading controls, withholding or other taxes on interest, capital gain or other income, import duties or other protectionist measures, various laws enacted for the protection of creditors, greater risks of nationalization or diplomatic developments which could adversely affect an Investment Fund's investments in those countries.

●	Withholding Taxes — Income and gains derived by an Investment Fund may be subject to withholding and other taxes, which would reduce net proceeds.

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"Short Squeeze" — To the extent that an Investment Fund engages in short-selling, the Investment Fund could be caught in a "short squeeze" specific to certain non-U.S. markets.  Equities issued by foreign issuers are generally subject to being recalled if loaned by a lender pursuant to a stock lending program.  In addition, there are certain equities that will be recalled, generally twice a year on the last trade date prior to the record date, on which date the owners of the security must own the equity of record.  A "short squeeze" is a speculative trading strategy that is sometimes observed when a security has been heavily sold short.  Speculators start acquiring the security, driving up its price.  As the price rises, short sellers have to post additional collateral for their borrowed securities, thereby putting pressure on those who have sold the security short.  Investors who have sold the security short close out their positions.  By purchasing the securities, those who are closing their short positions drive the price higher, putting even more pressure on the remaining short sellers.  To the extent that an Investment Fund has sold short a security that is being recalled in the period immediately preceding the last trade date prior to the record date, there is a risk that such Investment Fund could be caught in such a "short squeeze," possibly preventing the Investment Fund from unwinding its position without incurring significant losses.  There is no assurance that an Investment Fund will be able to liquidate a short position at a reasonable price if caught in a short squeeze.

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Foreign Exchange — Investment Funds may engage in foreign-exchange transactions in the spot and, to a limited degree, forward markets.  A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price that is fixed at the time the contract is entered into.  In addition, an Investment Fund may maintain short positions in forward currency exchange transactions, in which the Investment Fund agrees to exchange a specified amount of a currency it does not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the value of the currency the Investment Fund agreed to purchase.  A forward currency exchange contract offers less protection against defaults by the counterparty than exchange-traded currency futures contracts do.  Forward currency exchange contracts are also highly leveraged.  An Investment Fund may also purchase and sell put and call options on currencies and currency futures contracts and options on currency futures contracts.

Geographic Concentration Risks.  An Investment Fund may concentrate its investments in specific geographic regions.  This focus may constrain the liquidity and the number of issues available for investment by an Investment Fund.  In addition, the investments of such an Investment Fund will be disproportionately exposed to the risks associated with the region of concentration.

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Emerging Markets — Some Investment Funds may invest in securities issued by companies located in emerging industrialized or less developed countries.  Risks particularly relevant to such emerging markets may include greater dependence on exports and the corresponding importance of international trade, higher risk of inflation, more extensive controls on foreign investment and limitations on repatriation of invested capital, increased likelihood of governmental involvement in, and control over, the economies, decisions by the relevant government to cease its support of economic reform programs or to impose restrictions, and less established laws and regulations regarding fiduciary duties of officers and directors and protection of investors.

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Asia Pacific Region — Some Investment Funds may be exposed to certain economic and geographic risks that are unique to the Asia Pacific region.  Asia Pacific governments have, at least historically, strongly influenced the development of their respective economies.  Government intervention in the region has included, among other measures, wage and price controls, capital controls, limits on imports, restrictions on the free transfer of securities, controls on the price movements of securities on stock exchanges, seizure of foreign deposits or assets, prohibitions on foreign ownership of securities and currency exchange controls.

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Europe — An Investment Fund may take long and short positions primarily in equity and debt securities of European companies and related derivative instruments, and may be exposed to certain risks that are unique to this region.  A significant number of countries in Europe are member states in the European Union (the "EU"), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies.  In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank.  In addition, some European companies may face strategic challenges as they operate under, a single transnational currency.

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Challenges of Geographic Dispersion — Investing in non-U.S. investments will subject an Investment Fund to the challenges of working across time zones and over large distances, which are not faced by investment teams based in a single location.

Tandem Markets.  The Investment Funds' strategies of investing in multiple investments are designed in an attempt to achieve diversification across global capital markets and, thus, seek to limit any particular Investment Fund's exposure to any single market.  However, multiple markets could move in tandem against the positions held by an Investment Fund from time to time, and any such Investment Fund could suffer losses.

Small- and Medium-Capitalization Companies.  Some Investment Funds may invest a portion of their assets in the securities of companies with small- to medium-sized market capitalizations.  While such securities may provide significant potential for appreciation, the securities of certain companies, particularly smaller-capitalization companies, may involve higher risks than do investments in securities of larger companies.  For example, prices of small-capitalization and even medium-capitalization securities are often more volatile than prices of large-capitalization securities, and the risk of bankruptcy or insolvency is higher than for larger, "blue-chip" companies.  In addition, an investment in some small-capitalization companies may be relatively illiquid due to thin trading in their securities.

Start-Up Entities.  Investment Funds may invest a portion of their respective assets in companies and other investment vehicles that do not have an operating history and may be managed by professionals who have limited or no prior experience managing those types of entities.

Leverage Utilized by the Investment Funds.  The Investment Funds may use leverage in the form of loans for borrowed money (e.g., margin loans) or in the form of derivative instruments, such as options, futures, forward contracts, swaps and repurchase agreements.  The use of leverage by the Investment Funds can substantially increase the market exposure (and market risk) to which the Investment Funds' individual investment portfolios may be subject.  Trading on leverage will result in interest charges or costs, which may be substantial.  The level of interest rates generally, and the rates at which an Investment Fund can leverage in particular, can affect the operating results of the Investment Fund.

An Investment Fund's use of short-term margin borrowings, repurchase agreements, derivatives, and other instruments may present additional risks.  For example, if the value of securities pledged to brokers to secure an Investment Fund's margin accounts declines, the Investment Fund might be subject to a "margin call," pursuant to which the Investment Fund would be required either to deposit additional funds with the broker or liquidate the pledged securities to compensate for the decline in value.  If a counterparty determines that the value of the collateral has decreased, the counterparty may initiate a margin call or other payment obligation and require the Investment Fund to either post additional collateral to cover such decrease or repay a portion of the outstanding borrowing.  Additionally, to obtain cash to satisfy a margin call, an Investment Fund may be required to liquidate assets at a disadvantageous time, which could cause it to incur further losses.  In the event of a sudden drop in the value of the Investment Fund's assets, the Investment Fund might not be able to liquidate assets quickly enough to pay off its margin debt.

In the U.S. futures markets, margin deposits are typically required.  These deposits may range from 1% to 15% of the value of the futures contracts being purchased or sold.  With respect to other derivative markets, margin deposits may be lower or may not be required at all.  Such low margin deposits indicate that any trading in these markets typically is accompanied by a high degree of leverage.  A relatively small adverse price movement in a futures or forward contract may result in immediate and substantial losses to the investor where low margin deposits exist.

There are no margin requirements in connection with Investment Fund purchases of options, because the option premium is paid for in full.  The premiums for certain options traded on foreign exchanges may be paid for on margin.  When an Investment Fund sells an option on a futures contract, it may be required to deposit margin in an amount that may be determined by the margin requirement established for the futures contract underlying the option and, in addition, an amount substantially equal to the current premium for the option.  The margin requirements imposed on the writing of options can be higher than those imposed when dealing in the futures markets directly.  Whether any margin deposit will be required for over-the-counter options and other over-the-counter instruments, such as currency forwards, swaps and certain other derivative instruments, will depend on the credit determinations and specific agreements of the parties to the transaction, which are individually negotiated.

Leverage Utilized by the Fund.  The Fund may borrow money in connection with its investment activities — i.e., the Fund may utilize leverage.  The Fund may borrow money through a credit facility to manage timing issues in connection with the acquisition of its investments, such as providing the Fund with temporary liquidity to acquire investments in Investment Funds in advance of the Fund's receipt of redemption proceeds from another Investment Fund.  As of the date of this Prospectus, the Fund has not established a credit facility for such purposes.  The Fund may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit.  Either of these requirements would increase the cost of borrowing over the stated interest rate.  In addition, a lender to the Fund may terminate or refuse to renew any credit facility into which the Fund has entered.  If the Fund is unable to access additional credit, it may be forced to redeem investments in Investment Funds at inopportune times, which may further depress the returns of the Fund.  The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness.  This requirement means that the value of the investment company's total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness.

Non-Diversified Status.  The Fund is a "non-diversified" investment company for purposes of the 1940 Act, which means that it is not subject to percentage limitations under the 1940 Act on the percentage of its assets that may be invested in the securities of any one issuer.  The Fund's net asset value may therefore be subject to greater volatility than that of an investment company that is subject to such a limitation on diversification.  The Fund will, however, endeavor to limit investments in any single Investment Fund to no more than 25% of the Fund's gross assets (measured at the time of purchase).

Repurchase Agreements and Reverse Repurchase Agreements.  Some Investment Funds may enter into repurchase agreements and reverse repurchase agreements.  For the purposes of maintaining liquidity and achieving income, an Investment Fund may enter into repurchase agreements with domestic commercial banks, registered broker/dealers or other appropriate counterparties.  A repurchase agreement is a contract under which an Investment Fund would acquire a security for a relatively short period subject to the obligation of the seller to repurchase and the Investment Fund to resell such security at a fixed time and price (representing the Investment Fund's cost plus interest).  In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor.  The Investment Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Investment Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.  This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.  If the seller under the repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the Investment Fund would be permitted to sell the securities.  However, this right to sell may be restricted, or the value of the securities may decline before the securities can be liquidated.  Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and they therefore may involve greater risks.

An Investment Fund may enter into reverse repurchase agreements and dollar rolls.  A reverse repurchase agreement involves the sale of a security by an Investment Fund and its agreement to repurchase the instrument at a specified time and price.  A counterparty to a reverse repurchase agreement may be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Investment Fund.  A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Investment Fund but only securities that are "substantially identical."  Reverse repurchase agreements and dollar rolls may be considered forms of borrowing for some purposes.

Bank Loans and Loan Participations.  An Investment Fund may acquire direct interests or participations in privately held loans from banks, insurance companies, financial institutions, or other lenders, as well as claims held by trade or other creditors, and may originate these types of loans.  These investments are subject to both interest rate risk and credit risk.  These investments also are subject to the risk of non-payment of scheduled interest or principal.  Non-payment would result in a reduction of income to an Investment Fund and a reduction in the value of the investments experiencing non-payment.  There can be no assurance that the liquidation of any collateral securing a loan would satisfy a borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.  To the extent that a loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of a borrower.  Additional bankruptcy risks include delays or limitations on realizing the benefits of the collateral or subordination or invalidation of the loans.  In addition, because these investments are not registered and no public market for them exists, they typically are less liquid than publicly traded securities.

Structured Securities.  Certain Investment Funds may invest in asset-backed securities, including securities backed by mortgage loans, installment sale contracts, credit card receivables or other assets (collectively, "Structured Securities").  Many Structured Securities are extremely complex.  In addition, many Structured Securities are particularly sensitive to changes in interest rates and/or to prepayments, and their returns may be subject to large changes based on relatively small changes in interest rates, prepayments or both.  The returns of Structured Securities may be volatile; leverage may be inherent in the structure of some Structured Securities and in some cases may be substantial.  In addition, there can be no assurance that a liquid market will exist in any Structured Security when an Investment Fund seeks to sell.  Such Investment Funds intend to enter into hedging transactions to protect against interest rate movement, prepayment risk and the risk of increased foreclosures as a result of a decline in values of the underlying assets or other factors.  However, no assurance can be made that such transactions will fully protect such Investment Funds against such risks, and hedging transactions may involve risks different from those of the underlying securities.  In the event of foreclosure of mortgages and other loans backing Structured Securities, there can be no guarantee that the value of the underlying assets securing such loans will be equal to the amount of the loan and foreclosure expenses.

Lending Portfolio Securities.  Investment Funds may lend their securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  The lending Investment Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable in respect of the loaned securities, which affords the Investment Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral.  In connection with any such transaction, the Investment Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit that will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  An Investment Fund might incur a loss if the institution with which the Investment Fund transacted breaches its agreement with the Investment Fund.

Restricted and Illiquid Investments.

General.  Although the Adviser anticipates that most Investment Funds will invest primarily in publicly traded securities, they may invest a portion of the value of their total assets in restricted securities and other investments that are illiquid.  Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act or that may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

When registration is required to sell a security, an Investment Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Investment Fund may be permitted to sell a security under an effective registration statement.  If adverse market conditions developed during this period, an Investment Fund might obtain a less favorable price than the price that prevailed when the Investment Fund decided to sell.  Investment Funds may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased the securities.

The Fund's interests in Investment Funds are themselves illiquid and subject to substantial restrictions on transfer.  The Fund's ability to liquidate an interest and withdraw from an Investment Fund will likely be limited.  The Fund is subject to certain Investment Funds' initial lock-up periods beginning at the time of the Fund's initial investment in such Investment Fund, during which the Fund may not withdraw its investment.  In addition, certain Investment Funds may at times elect to suspend completely or limit withdrawal rights for an indefinite period of time in response to market turmoil or other adverse conditions.  Investment Funds may also assess fees for redemptions or other withdrawals.  The limited liquidity of these Investment Funds' interests may adversely affect the Fund were it to have to sell or redeem such interests at an inopportune time.  The Fund may need to suspend or postpone repurchase offers if it is not able to dispose of its interests in Investment Funds in a timely manner.

Side Pockets.  Some of the Investment Funds may hold a portion of their assets in "side pockets," which are sub-accounts within the Investment Funds in which certain assets (which generally are illiquid and/or hard to value) are held and segregated from the Investment Fund's other assets until some type of realization event occurs.  Side pockets thus have restricted liquidity, potentially extending over a much longer period than the typical liquidity an investment in the Investment Funds may provide.  Should the Fund seek to liquidate its investment in an Investment Fund that maintains these side pockets, the Fund might not be able to fully liquidate its investment without delay, which could be considerable.  In such cases, until the Fund is permitted to fully liquidate its interest in the Investment Fund, the value of its investment in such Investment Fund could fluctuate based on adjustments to the fair value of the side pocket as determined by the Investment Fund Manager.  In addition, if an Investment Fund establishes a side pocket prior to the Fund's investing in the Investment Fund, the Fund may not be exposed to the performance of the Investment Fund's assets held in the side pocket.  The Fund expects that the number of side pocket investments in which it will participate will be minimal under normal market conditions.

Private Placements.  Some Investment Funds may invest in privately placed securities, the resale of which is restricted or for which no liquid market exists.  To the extent that an Investment Fund invests in such illiquid securities, the Investment Fund may be unable to dispose of these securities at the prices and times desired.

Co-Investment Risks.  The Investment Fund Managers have various business dealings and relationships with institutional and high-net-worth investors, and the Investment Fund Managers, in their sole and absolute discretion, may permit such investors to co-invest with one or more Investment Funds in certain of the Investment Funds' investments.  In addition, affiliates of the Investment Fund Managers may also co-invest with the Investment Funds in certain of the Investment Funds' investments.  Such co-investments may have the effect of limiting the size of the Investment Funds' investment in such opportunities.  In addition, although such co-investment opportunities may arise as a result of the Investment Funds' activities, the Investment Fund Managers may choose to offer such co-investment opportunities to outside parties rather than making larger investments on behalf of the Investment Funds in such opportunities or offering such opportunities to the limited partners or other investors in the Investment Funds.

In addition, Investment Funds often co-invest in private transactions with other Investment Funds, through collectively owned investment holding vehicles and otherwise.  Assets of each co-investing Investment Funds may become exposed to the risk of claims involving one or more other co-investing Investment Funds, e.g., a third party to a transaction may require the co-investing Investment Funds to agree to joint and several liability, or certain types of trades may be pooled together in a common investment holding vehicle without segregation of liabilities arising from different trades even though not all participating Investment Funds participate in all trades entered into by the investment holding vehicle.  The Investment Fund Managers intend to mitigate such risks as they deem appropriate from time to time, such as through cross-indemnification arrangements among the Investment Funds, but there can be no guarantee that such risks will be mitigated in full.

In addition, co-investments by the Investment Funds with third parties through partnerships, joint ventures or other entities may involve risks not present in investments where a third party is not involved, including the possibility that a third-party co-venturer or partner may at any time have economic or business interests or goals that are inconsistent with those of the Investment Funds, or may be in a position to take action contrary to the investment objectives of the Investment Funds.  Investment Funds may in certain circumstances also be liable for actions of their third-party co-venturer or partner.  In addition, an Investment Fund's ability to exercise control or significant influence in connection with these cooperative arrangements may be limited and will depend on the nature of the relevant documentation.

Purchasing Initial Public Offerings.  The Investment Funds may purchase securities of companies in initial public offerings or shortly after those offerings are complete.  Special risks are associated with these securities, including lack of a trading history, lack of knowledge about the issuer and limited operating history.  These factors may contribute to substantial price volatility for the shares of these companies, and this volatility can affect the value of the Fund's investment in Investment Funds that invest in these shares.  The limited number of shares available for trading in some initial public offerings may make it more difficult for an Investment Fund to buy or sell significant amounts of shares without an unfavorable effect on prevailing market prices.  In addition, some companies in initial public offerings may be involved in relatively new industries or businesses, which may not be widely understood by investors.  Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or close to achieving revenues or operating income.  In addition, an investment in an initial public offering may have a disproportionate impact on the performance of an Investment Fund that does not yet have a substantial amount of assets.  This impact on an Investment Fund's performance may decrease as an Investment Fund's assets increase.

Special Investment Instruments and Techniques

Investment Funds may utilize a variety of special investment instruments and techniques to hedge against various risks, such as changes in interest rates or other factors that affect security values, or for non-hedging purposes in seeking to achieve an Investment Fund's investment objective.  Instruments used and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur.  Certain of these special investment instruments and techniques are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

Derivatives.  Derivative instruments, or "derivatives," include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks or indices.  Derivatives typically allow an investor to hedge its exposure to, or speculate upon, the price movements of a particular security, financial benchmark or index at a fraction of the cost of acquiring, borrowing or selling short the underlying asset.  The value of a derivative depends largely upon price movements in the underlying asset.  Therefore, many of the risks applicable to trading the underlying asset are also applicable to derivatives trading.  However, there are a number of additional risks associated with derivatives trading.  Transactions in certain derivatives are subject to clearance on a U.S. national exchange and to regulatory oversight, while other derivatives are subject to risks of trading in the over-the-counter markets or on non-U.S. exchanges.

Liquidity.  Derivative instruments, especially when traded in large amounts, may not always be liquid.  In such cases, in volatile markets an Investment Fund may not be able to close out a position without incurring a loss.  Daily limits on price fluctuations and speculative position limits on exchanges on which the Investment Funds may conduct their transactions in derivative instruments may prevent profitable liquidation of positions, subjecting the Investment Funds to potentially greater losses.

Operational Leverage.  Trading in derivative instruments can result in large amounts of operational leverage.  Thus, the leverage offered by trading in derivative instruments will magnify the gains and losses experienced by an Investment Fund and could cause each Investment Fund's net asset value to be subject to wider fluctuations than would be the case if the Investment Fund did not use the leverage feature of derivative instruments.

Over-the-Counter Trading.  Investment Funds may purchase or sell derivative instruments that are not traded on an exchange.  The risk of nonperformance by the obligor on such an instrument may be greater than the risk associated with an exchange-traded instrument.  In addition, an Investment Fund may not be able to dispose of, or enter into a closing transaction with respect to, such an instrument as easily as in the case of an exchange-traded instrument.  Significant disparities may exist between "bid" and "asked" prices for derivative instruments that are not traded on an exchange.  Derivative instruments not traded on exchanges are not subject to the same type of government regulation as exchange-traded instruments, and many of the protections afforded to participants in a regulated environment may not be available with respect to these instruments.

Call Options.  Investment Funds may engage in the use of call options.  The seller (writer) of a call option which is covered (i.e., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option.  The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option.

The buyer of a call option assumes the risk of losing its entire investment in the call option.  However, if the buyer of the call sells short the underlying security, the loss on the call will be offset in whole or in part by gain on the short sale of the underlying security.

Put Options.  The Investment Funds may engage in the use of put options.  There are risks associated with the sale and purchase of put options.  The seller (writer) of a put option which is covered (i.e., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the short position for values of the underlying security below the exercise price of the option.  The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option.

The buyer of a put option assumes the risk of losing his entire investment in the put option.  However, if the buyer of the put holds the underlying security, the loss on the put will be offset in whole or in part by any gain on the underlying security.

Stock Index Options Trading.  Investment Funds may purchase and sell call and put options on stock indices.  A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index.  Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a gain or loss will be realized from the purchase or sale of options on an index depends upon movements in the level of stock prices in that index generally, rather than movements in the price of a particular stock.  Successful use of options on stock indices will depend upon the ability of the Investment Fund Managers to predict correctly movements in the direction of the stock market generally.  This ability requires skills and techniques different from those used in predicting changes in the price of individual stocks.

Forward Contracts.  Investment Funds may enter into forward contracts that are not traded on exchanges and may not be regulated.  There are no limitations on daily price moves of forward contracts.  Banks and other dealers with which an Investment Fund maintains accounts may require that an Investment Fund deposit margin with respect to such trading.  An Investment Fund's counterparties are not required to continue making markets in such contracts.  There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the price at which the counterparty is prepared to buy and that at which it is prepared to sell).  Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties.  The imposition of credit controls by governmental authorities might limit such forward trading to less than the amount that the Investment Fund Manager would otherwise recommend, to the possible detriment of that Investment Fund.

Swap Agreements.  An Investment Fund may enter into swap agreements.  Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors.  Depending on their structure, swap agreements may increase or decrease an Investment Fund's exposure to long-term or short-term interest rates, foreign currency values, corporate borrowing rates, or other factors such as security prices, baskets of securities, or inflation rates.  Swap agreements can take many different forms and are known by a variety of names.  An Investment Fund is not limited to any particular form of swap agreement if its Investment Fund Manager determines that other forms are consistent with that Investment Fund's investment objectives and policies.

Swap agreements will tend to shift an Investment Fund's investment exposure from one type of investment to another.  For example, if an Investment Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Investment Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.  Depending on how they are used, swap agreements may increase or decrease the overall volatility of an Investment Fund's portfolio.  The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, individual equity values or other factors that determine the amounts of payments due to and from an Investment Fund.  If a swap agreement calls for payments by an Investment Fund, the Investment Fund must be prepared to make such payments when due.  In addition, the value of a swap agreement is likely to decline if the counterparty's creditworthiness declines.  Such a decrease in value might cause the Investment Fund to incur losses.

Hedging Transactions.  Investment Funds may employ hedging techniques.  These techniques could involve a variety of derivative transactions, including swaps, futures contracts, exchange-listed and over-the-counter put and call options on securities or on financial indices, forward foreign currency contracts, and various interest rate and foreign-exchange transactions (collectively, "Hedging Instruments").  Hedging techniques involve risks different than those of underlying investments.  In particular, the variable degree of correlation between price movements of Hedging Instruments and price movements in the position being hedged means that losses on the hedge may be greater than gains in the value of the Investment Fund's positions, or that there may be losses on both legs of a transaction.  In addition, certain Hedging Instruments and markets may not be liquid in all circumstances.  As a result, in volatile markets, an Investment Fund may not be able to close out a transaction in certain of these instruments without incurring losses.  Investment Fund Managers may use Hedging Instruments to minimize the risk of total loss to the Investment Fund by offsetting an investment in one security with a comparable investment in a contrasting security.  However, such use may limit any potential gain that might result from an increase in the value of the hedged position.  Whether an Investment Fund hedges successfully will depend on the relevant Investment Fund Manager's ability to predict pertinent market movements.  In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies, because the value of those securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.  Finally, the daily variation margin requirements in futures contracts might create greater financial risk than would options transactions, where the exposure is limited to the cost of the initial premium and transaction costs paid by the Investment Fund.

Unhedged Risks.  A significant portion of the Investment Funds' positions from time to time may be unhedged or only partially hedged.  For a variety of reasons, an Investment Fund Manager may not seek to establish a perfect correlation between the hedging instruments used and the portfolio holdings being hedged.  Such an imperfect correlation may prevent the applicable Investment Fund from achieving the intended hedge or expose the Fund to risk of loss.  The Investment Fund Manager may not hedge against a particular risk because it does not regard the probability of the risk occurring to be sufficiently high as to justify the cost of the hedge, or because it does not foresee the occurrence of the risk.  Moreover, it may not be possible for the Investment Fund Manager to hedge against certain risks, e.g., the risk of a fluctuation that is so generally anticipated by market participants that the Investment Fund Manager cannot enter into a hedging transaction at a price sufficient to protect the applicable Investment Fund from the decline in value of the portfolio position anticipated as a result of such fluctuation.

Liquidity of Futures Contracts.  Many of the Investment Funds may use futures as part of their investment programs.  In connection with the use of futures, the relevant Investment Fund Managers determine and pursue all steps that are necessary and advisable to ensure compliance with the Commodity Exchange Act and the rules and regulations promulgated thereunder.  Futures positions may be illiquid because certain commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as "daily price fluctuation limits" or "daily limits."  Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits.  Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be entered into nor liquidated unless traders are willing to effect trades at or within the limit.  Futures prices have occasionally moved beyond the daily limits for several consecutive days with little or no trading.  Over-the-counter instruments generally are not as liquid as instruments traded on recognized exchanges.  These constraints could prevent an Investment Fund from promptly liquidating unfavorable positions, thereby subjecting the Investment Fund to substantial losses.  In addition, the Commodity Futures Trading Commission and various exchanges limit the number of positions that an Investment Fund may indirectly hold or control in particular commodities.

Non-U.S. Futures Transactions.  Foreign futures transactions involve the execution and clearing of trades on a foreign exchange.  This is the case even if the foreign exchange is formally "linked" to a domestic exchange, whereby a trade executed on one exchange liquidates or establishes a position on the other exchange.  No domestic organization regulates the activities of a foreign exchange, including the execution, delivery, and clearing of transactions on such an exchange, and no domestic regulator has the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country.  Moreover, such laws or regulations will vary depending on the foreign country in which the transaction occurs.  For these reasons, the Investment Funds may not be afforded certain of the protections that apply to domestic transactions, including the right to use domestic alternative-dispute-resolution procedures.  In particular, funds received to margin foreign futures transactions may not be provided the same protections as funds received to margin futures transactions on domestic exchanges.  In addition, the price of any foreign futures or option contract and, therefore, the potential profit and loss resulting therefrom, may be affected by any fluctuation in the foreign exchange rate between the time the order is placed and the foreign futures contract is liquidated or the foreign option contract is liquidated or exercised.

Counterparty Credit Risk.  Many purchases, sales, financing arrangements, securities lending transactions and derivative transactions in which the Investment Funds may engage involve instruments that are not traded on an exchange.  Rather, these instruments are traded between counterparties based on contractual relationships.  As a result, each Investment Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts.  Although the Investment Funds expect to enter into transactions only with counterparties believed by the applicable Investment Fund Manager to be creditworthy, there can be no assurance that a counterparty will not default and that any Investment Fund will not sustain a loss on a transaction as a result.

In situations where an Investment Fund is required to post margin or other collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty's own assets.  As a result, in the event of the counterparty's bankruptcy or insolvency, the Investment Fund's collateral may be subject to the conflicting claims of the counterparty's creditors and the Investment Fund may be exposed to the risk of being treated as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

Investment Funds are subject to the risk that issuers of the instruments in which they invest and trade may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments.  There can be no assurance that an issuer will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Investment Fund will not sustain a loss on a transaction as a result.

Transactions entered into by an Investment Fund may be executed on various U.S. and non-U.S. exchanges, and may be cleared and settled through various clearing houses, custodians, depositories and prime brokers throughout the world.  Although the Investment Funds will attempt to execute, clear and settle the transactions through entities believed to be sound, a failure by any such entity may lead to a loss to any Investment Fund.

Warrants and Rights.  Some Investment Funds may hold warrants and rights.  Warrants permit, but do not require, the holder to subscribe for other securities or commodities.  Rights are similar to warrants, but typically have a shorter duration and are offered or distributed to shareholders of a company.  Warrants and rights may be considered more speculative than certain other types of equity-like securities because they do not carry with them rights to dividends or voting rights, and they do not represent any rights in the assets of the issuer.  If not exercised prior to their expiration dates, these instruments will lose their value.  The market for warrants and rights can become very illiquid.  Changes in liquidity may significantly impact the price for warrants and rights, which could decrease the value of an Investment Fund's portfolio.

When-Issued and Forward Commitment Securities.  Certain Investment Funds may purchase securities on a "when-issued" basis.  These transactions involve a commitment by an Investment Fund to purchase or sell securities at a future date (typically one or two months later).  No income accrues on securities that have been purchased on a when-issued basis prior to delivery to the Investment Fund.  When-issued securities may be sold prior to the settlement date.  An Investment Fund may incur a gain or loss if it disposes of the right to acquire a when-issued security prior to its acquisition.  In addition, there is a risk that securities purchased on a when-issued basis may not be delivered to the Investment Fund.  In such cases, the Investment Fund may incur a loss.

Insolvency Considerations with Respect to Issuers of Indebtedness.  Various laws enacted for the protection of creditors may apply to debt instruments, including convertible debt, in which the Investment Funds invest.  The information in this and the following paragraph is applicable with respect to U.S. issuers subject to U.S. federal bankruptcy law.  Insolvency considerations may differ with respect to other issuers.  If a court in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer of a debt instrument, such as a trustee in bankruptcy, were to find that the issuer did not receive fair consideration or reasonably equivalent value for incurring the indebtedness, and after giving effect to such indebtedness, the issuer (i) was insolvent, (ii) was engaged in a business for which the remaining assets of such issuer constituted unreasonably small capital or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they matured, such court could determine to invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of such issuer, or to permit such issuer to recover amounts previously paid by such issuer in satisfaction of such indebtedness. The measure of insolvency for these purposes will vary.  Generally, an issuer would be considered insolvent at a particular time if the sum of its debts were then greater than all of its property at a fair valuation, or if the present fair saleable value of its assets were then less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured.  There can be no assurance as to what standard a court would apply in order to determine whether the issuer was "insolvent" after giving effect to the incurrence of the indebtedness in which the Investment Funds invested or that, regardless of the method of valuation, a court would not determine that the issuer was "insolvent" upon giving effect to such incurrence.  In addition, in the event of the insolvency of an issuer of indebtedness in which an Investment Fund invests, payments made on such indebtedness could be subject to avoidance as a "preference" if made within a certain period of time (which may be as long as one year) before insolvency.  In general, if payments on indebtedness are avoidable, whether as fraudulent conveyances or preferences, such payments can be recaptured from the Investment Funds.

There can be no assurance as to whether any lending institution or other party from which an Investment Fund may acquire indebtedness engaged in any conduct that would form the basis for a successful cause of action based upon fraudulent conveyance, preference or equitable subordination (or any other conduct that would subject such indebtedness and the Investment Fund to insolvency laws) and, if it did, as to whether any creditor claims could be asserted in a U.S. court (or in the courts of any other country) against that Investment Fund.

Frequently, a debtor seeking to reorganize under U.S. federal bankruptcy law will obtain a "first day" order from the bankruptcy court limiting trading in claims against, and units of, the debtor in order to maximize the debtor's ability to utilize net operating losses following a successful reorganization.  Such an order could in some circumstances adversely affect an Investment Fund's ability to successfully implement an investment strategy with respect to a bankrupt company.

Indebtedness consisting of obligations of non-U.S. issuers may be subject to various laws enacted in the countries of their issuance for the protection of creditors.  These insolvency considerations will differ depending on the country in which each issuer is located or domiciled and may differ depending on whether the issuer is a non- sovereign or a sovereign entity.

Expedited Transactions.  An Investment Fund Manager's investment analysis and decisions may often be undertaken on an expedited basis in order for the applicable Investment Fund to take advantage of investment opportunities.  In such cases, the information available to the Investment Fund Manager at the time of an investment decision may be limited and the Investment Fund Manager may not have access to the detailed information necessary for a full evaluation of the investment opportunity.  In addition, the Investment Fund Manager may not have the time or resources to complete its preferred level of due diligence on the potential investment.  Moreover, the Investment Fund Manager may rely upon outside advisors in connection with its evaluation of proposed investments.  There can be no assurance that such advisors will accurately evaluate such investments.

Indemnification of Investment Funds, Investment Fund Managers and Others.  The Fund may agree to indemnify certain of the Investment Funds and their respective managers, officers, directors, and affiliates from any liability, damage, cost, or expense arising out of, among other things, acts or omissions undertaken in connection with the management of Investment Funds.  If the Fund were required to make payments (or return distributions) in respect of any such indemnity, the Fund could be materially adversely affected.

Other Risks

Investing in the Fund involves risks other than those associated with investments made by the Investment Funds.  Some of these risks are described below:

Incentive Allocation Arrangements.  Each Investment Fund Manager may receive a performance or incentive allocation generally equal to 20% of net profits of the Investment Fund that it manages.  These performance incentives may create an incentive for the Investment Fund Managers to make investments that are riskier or more speculative than those that might have been made in the absence of the performance or incentive allocation.  In addition, performance incentives will be calculated based on realized and unrealized appreciation of assets, and may be greater than if such incentives were based solely on realized gains.

Availability of Investment Opportunities.  The business of identifying and structuring investments of the types contemplated by the Fund is competitive, and involves a high degree of uncertainty.  The availability of investment opportunities is subject to market conditions and may also be affected by the prevailing regulatory or political climate.  No assurance can be made that the Fund will be able to identify and complete attractive investments in the future or that it will be able to invest fully its subscriptions.  Other investment vehicles sponsored, managed or advised by the Adviser and its affiliates may seek investment opportunities similar to those the Fund may be seeking.  The Adviser will allocate fairly between the Fund and such other investment vehicles any investment opportunities that may be appropriate for the Fund and such other investment vehicles.  Similarly, identifying attractive investment opportunities for an Investment Fund is difficult and involves a high degree of uncertainty.  Even if an Investment Fund Manager identifies an attractive investment opportunity, an Investment Fund may not be permitted to take advantage of the opportunity to the fullest extent desired.

Changes in Investment Strategies.  The investment strategies of one or more Investment Fund Managers may be modified and any such Investment Fund Managers may begin utilizing additional investment strategies without prior approval by, or notice to, the applicable Investment Funds or their respective limited partners or other investors if the Investment Fund Managers determine that any such modification or addition is in the best interests of the applicable Investment Funds.  Any such modification or addition could result in exposure of the applicable Investment Funds' assets to additional risks, which could be substantial.

Control Positions.  Investment Funds may take control positions in companies.  The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations.  In addition, the act of taking a control position, or seeking to take such a position, may itself subject an Investment Fund to litigation by parties interested in blocking it from taking that position.  If such liabilities were to arise, or if such litigation were to be resolved in a manner that adversely affected the Investment Funds, those Investment Funds would likely incur losses on their investments.

Inadequate Return.  No assurance can be given that the returns on the Fund's investments will be proportionate to the risk of investment in the Fund.  Potential Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment.

Inside Information.  From time to time, the Fund or an Investment Fund or their respective affiliates may come into possession of material, non-public information concerning an entity or issuer in which the Fund or an Investment Fund has invested or may invest.  The possession of such information may limit the Fund's or the Investment Fund's ability to buy or sell securities of the issuer.

Recourse to the Fund's Assets.  The Fund's assets, including any investments made by the Fund and any interest in the Investment Funds held by the Fund, are available to satisfy all liabilities and other obligations of the Fund.  If the Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund's assets generally and not be limited to any particular asset, such as the asset representing the investment giving rise to the liability.

Possible Exclusion of an Investor Based on Certain Detrimental Effects.  The Fund may, at any time, repurchase from investors involuntarily Units at their then net asset value in accordance with the LLC Agreement and Section 23 of the 1940 Act, and any applicable rules thereunder.  These provisions may, in effect, deprive an Investor in the Fund of an opportunity for a return that might be received by other Investors.

These provisions may, in effect, deprive an Investor in the Fund of an opportunity for a return that might be received by other Investors.

Limitations on Transfer; Units Not Listed; No Market for Investor Units.  Investors are not permitted to transfer their Units without the Fund's consent.  The transferability of Units is subject to certain restrictions contained in the Fund's Limited Liability Company Agreement and is affected by restrictions imposed under applicable securities laws.  Units are not traded on any securities exchange or other market.  No market currently exists for Units, and none is expected to develop.  The Units are, therefore, not readily marketable.  Although the Adviser and the Fund expect to recommend to the Board of Directors that the Fund offer to repurchase Units quarterly, no assurances can be given that the Fund will do so.  Consequently, Units should only be acquired by investors able to commit their funds for an indefinite period of time.

Closed-end Fund; Liquidity Risks.  The Fund is a non-diversified closed-end management investment company designed primarily for long-term investors and is not intended to be a trading vehicle.  An investor should not invest in the Fund if the investor needs a liquid investment.  Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on net asset value.

Repurchase Risks.  To provide liquidity to Investors, the Fund may, from time to time, offer to repurchase Units pursuant to written tenders by Investors.  Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board of Directors, in its sole discretion.  With respect to any repurchase offer, Investors tendering Units for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer, which will generally be approximately 65 days prior to the date that the Units to be repurchased are valued by the Fund (the "Valuation Date").  Investors that elect to tender any Units for repurchase will not know the price at which such Units will be repurchased until the Fund's net asset value as of the Valuation Date is able to be determined, which determination is expected to be able to be made only late in the month following that of the Valuation Date.  It is possible that during the time period between the date on which the offer expires and the Valuation Date, general economic and market conditions, or specific events affecting one or more underlying Investment Funds, could cause a decline in the value of Units in the Fund.

The Fund may be subject to initial lock-up periods of certain Investment Funds beginning at the time of the Fund's initial investment in an Investment Fund.  During this period, the Fund will not be permitted to withdraw its investment.  In addition, some Investment Funds may, from time to time, suspend completely or restrict withdrawal rights for an indefinite period of time in response to market unrest or other adverse conditions.  During such times, the Fund may be limited in its ability to liquidate its holdings in such Investment Funds to meet repurchase requests.  Furthermore, if the Fund seeks to liquidate its investment in an Investment Fund that maintains a "side pocket," the Fund may not be able to fully liquidate its investment without delay, and such delay could be substantial.  Accordingly, the Fund may tender for fewer Units than Investors will wish to sell, resulting in the proration of Investor repurchases, or the Fund may need to suspend or postpone repurchase offers if it is not able to dispose of its interests in Investment Funds in a timely manner.  See "Repurchases and Transfers of Units."

Substantial Repurchases.  Substantial requests for the Fund to repurchase Units could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable for the purpose of raising cash to fund the repurchases.  This could have a material adverse effect on the value of the Units.  In addition, substantial repurchases of Units may decrease the Fund's total assets and accordingly may increase its expenses as a percentage of average net assets.  If a repurchase offer is oversubscribed by Investors who tender Units, the Fund may repurchase a pro rata portion of the Units tendered.

Potential Significant Effect of the Performance of a Limited Number of Investments or Strategies.  The Adviser expects that the Fund will participate in multiple investments.  The Fund will, however, make investments in a limited number of the Investment Funds that, it is expected, will follow an event driven investment strategy.  Accordingly, the Fund will be exposed to greater risks associated with investing in a single investment strategy than it would if the Fund's assets were invested more broadly among Investment Funds pursuing various investment strategies.

Special Tax Risks.  Special tax risks are associated with an investment in the Fund.  The Fund intends to qualify as a RIC under Subchapter M of the Code.  As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements.

Each of the aforementioned ongoing requirements for qualification for the favorable tax treatment available to RICs requires that the Fund obtain information from or about certain Investment Funds in which the Fund is invested.  However, Investment Funds generally are not obligated to disclose the contents of their portfolios.  This lack of transparency may make it difficult for the Adviser to monitor the sources of the Fund's income and the diversification of its assets, and otherwise comply with Subchapter M of the Code, and ultimately may limit the universe of Investment Funds in which the Fund can invest or the amount that may be invested in certain Investment Funds.  Furthermore, although the Fund expects to receive information from each Investment Manager regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information.

If before the end of any quarter of its taxable year, the Fund believes that it may fail the asset diversification requirement, the Fund may seek to take certain actions to avert such a failure.  The Fund may try to acquire additional interests in Investment Funds to bring the Fund into compliance with the asset diversification test.  However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, may be difficult for the Fund to pursue because of the limited liquidity of the interests in the Investment Funds.  While relevant tax provisions afford the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund's ability to effect a sale of, or redemption from, an Investment Fund may limit utilization of this cure period.  In certain cases, the Fund may be afforded a longer cure period under applicable savings provisions.  However, the Fund may be subject to a penalty tax in connection with its use of those savings provisions.

If the Fund fails to satisfy the asset diversification or other RIC requirements, it may lose its status as a RIC under the Code.  In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Investors.  In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund's current and accumulated earnings and profits.  Accordingly, disqualification as a RIC would have a material adverse effect on the value of the Units and the amount of the Fund's distributions.  In addition, the Fund is required each December to make certain "excise tax" calculations based on income and gain information that must be obtained from certain Investment Funds.  If the Fund does not receive accurate information from those Investment Funds, the Fund risks failing to satisfy the Subchapter M qualification tests and/or incurring the excise tax on undistributed income.  The Fund may, however, attempt to avoid such outcomes by paying a distribution that is or is considered to be in excess of the Fund's current and accumulated earnings and profits for the relevant period (i.e., a return of capital).  See "Taxes—Distributions to Investors" for more information regarding the treatment of returns of capital.

In addition, the Fund may invest a portion (which may be substantial) of its assets in non-U.S. Investment Funds that are classified as "passive foreign investment companies" (each, a "PFIC") for U.S. federal income tax purpose.  As described below at "Taxes—Nature of the Fund's Investments—Investments in Passive Foreign Investment Companies," the Fund may make a mark-to-market election with respect to certain of its non-U.S. Investment Funds that are PFICs, with the result that a substantial portion of the Fund's income and gains may be ordinary in nature (and not eligible for distribution to investors as capital gain dividends or as "qualified dividend income").  Further, as described below at "Taxes—Nature of the Fund's Investments—Investments in Passive Foreign Investment Companies," the Fund may make an election to treat certain of the non-U.S. Investment Funds that are PFICs as "qualified electing funds" (each, a "QEF"), with the result that the Fund would be required to include in income each year a portion of each QEF's ordinary earnings and net capital gain (as ordinary income and capital gains, respectively), even if not distributed to the Fund.  Further, if the QEF incurred losses for a taxable year, these losses would not pass through to the Fund and accordingly, could not offset other income and/or gains of the Fund.

Any non-U.S. Investment Funds and other non-U.S. entities in or through which the Fund invests may be subject to non-U.S. withholding and other taxes.  Further, adverse United States tax consequences can be associated with certain foreign investments, including potential United States withholding taxes on foreign investment entities with respect to their United States investments (including those described in the SAI under the caption "Tax Aspects—The Hiring Incentives to Restore Employment Act, P.L. 111-147 (the 'HIRE Act')").

Distributions to Investors and Payment of Tax Liability.  The Fund will distribute substantially all of its net investment income and gains to Investors.  These distributions generally will be taxable as ordinary income or capital gains to the Investors.  Investors may also be liable for taxes on income and gains of the Fund that are deemed to be distributed to them (including amounts that are reinvested in additional Units).

Business and Regulatory Risks of Investment Funds.  Legal, tax and regulatory changes (including laws relating to taxation of the Fund's investments, trade barriers and currency exchange controls), as well as general economic and market conditions (such as interest rates, availability of credit, credit defaults, inflation rates and general economic uncertainty) and national and international political circumstances (including wars, terrorist acts or security operations), may adversely affect the Fund.  These factors may affect, among other things, the level of volatility of securities' prices, the liquidity of the Investment Funds' investments and the availability of certain securities and investments.  Volatility or illiquidity could impair the Fund's profitability or result in significant losses.  Additionally, the regulatory environment for Investment Funds is evolving, and changes in the regulation of Investment Funds may adversely affect the value of investments held by the Fund and the ability of the Fund successfully to pursue its investment strategy.  In addition, the securities, commodities and futures markets are subject to comprehensive statutes, regulations and margin requirements.  Additionally, the regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action.  In particular, Congress has held hearings regarding taxation and regulatory policy as it relates to leveraged investors, tax-exempt investors and hedge funds, and the SEC has engaged in a general investigation of hedge funds that has resulted in increased regulatory oversight and other legislation and regulation relating to hedge fund managers, hedge funds and funds of hedge funds.  The effect of any future regulatory change on the Fund could be substantial and adverse.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), which was signed into law in July 2010, was intended to establish rigorous financial oversight standards and has resulted in significant revisions to the U.S. financial regulatory framework.  Among other things, the Dodd-Frank Act grants regulatory authorities, such as the Commodity Futures Trading Commission (the "CFTC") and SEC, broad rulemaking authority to implement various provisions of the Dodd-Frank Act, including comprehensive regulation of the over-the-counter derivatives market.  Many provisions of the Dodd-Frank Act have been implemented through regulatory rulemakings and similar processes, and many other provisions will continue to be implemented over a period of time.  The impact of the Dodd-Frank Act, and of follow-on regulation, on trading strategies and operations is impossible to predict and may be adverse, as it is unclear whether the aforementioned regulatory authorities will undertake rulemaking or supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund.  Direct and indirect changes from the Dodd-Frank Act and follow-on regulation have occurred and may continue to occur to a significant degree with regard to, among other areas, financial consumer protection, bank ownership of and involvement with private funds, proprietary trading, registration of investment advisers and the trading and use of many derivative instruments, including swaps.  There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund and the Investment Funds, increase transaction, operations, legal and/or regulatory compliance costs, significantly reduce the profitability of the Fund or impair the ability of the Fund and the Investment Funds to achieve their investment objectives.  In addition, greater regulatory scrutiny may increase the Fund's and the Adviser's exposure to potential liabilities.  Increased regulatory oversight can also impose administrative burdens on the Fund and the Adviser, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.

In connection with an ongoing review by the SEC and its staff of the regulation of investment companies' use of derivatives, on August 31, 2011, the SEC issued a concept release seeking public comment on a wide range of issues raised by the use of derivatives by investment companies.  The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance.  While the nature of any such regulations is uncertain at this time, it is possible that such regulations could limit or restrict the ability of the Fund and the Investment Funds to use certain derivative instruments, increase the costs of using these instruments or make them less effective.  It is not possible to predict the effects of these regulations on the Fund's portfolio and the Investment Funds' portfolios.  The Adviser will monitor developments and seek to manage the Fund's portfolio in a manner consistent with achieving the Fund's investment objective, but there can be no assurance that the Adviser will be successful in doing so.

The Dodd-Frank Act created the Financial Stability Oversight Council (the "FSOC"), an interagency body charged with identifying and monitoring systemic risks to financial markets.  The FSOC has the authority to require that non-bank financial companies that are "predominantly engaged in financial activities," such as the Fund, the Adviser, Investment Funds and Investment Fund Managers, whose failure the FSOC determines would pose systemic risk, be placed under the supervision of the Board of Governors of the Federal Reserve System (the "Federal Reserve").  The FSOC has the authority to recommend that the Federal Reserve adopt more stringent prudential standards and reporting and disclosure requirements for non-bank financial companies supervised by the Federal Reserve.  Such disclosure requirements may include the disclosure of the identity of investors in private investment funds such as the Investment Funds.  The FSOC also has the authority to make recommendations to the Federal Reserve on various other matters that may affect the Fund and/or Investment Funds, including requiring financial firms to submit resolution plans, mandating credit exposure reports, establishing concentration limits, and limiting short-term debt.  The FSOC also may recommend that other federal financial regulators impose more stringent regulation upon, or ban altogether, financial activities of any financial firm that poses what it determines are significant risks to the financial system.  In the event that the FSOC designates the Fund or an Investment Fund as a systemic risk to be placed under the Federal Reserve's supervision, the Fund or the Investment Fund could face stricter prudential standards, including risk-based capital requirements, leverage limits, liquidity requirements, concentration requirements and overall risk management requirements, among other restrictions.  Such requirements could hinder the Fund's and/or an Investment Fund's ability to meet its investment objective and may place the Fund or an Investment Fund at a disadvantage with respect to its competitors.

Investment Funds and Investment Fund Managers may face additional reporting and recordkeeping requirements.  Under the Dodd-Frank Act, advisers to private funds are required to maintain records regarding private funds that include a description of:  amount of assets under management and use of leverage, including off-balance-sheet leverage; counterparty credit risk exposure; trading and investment positions; valuation policies and practices; types of assets held; side arrangements or side letters whereby certain investors obtain more favorable rights than other investors; trading practices; and such other information as the SEC determines is necessary and appropriate in the public interest and for the protection of investors or for the assessment of systemic risk.  Investment Funds' adherence to these recordkeeping and reporting requirements may indirectly increase Fund expenses.

Cyber Security Risk.  The Fund and its service providers, as well as the Investment Funds and their service providers, are susceptible to operational and information security and related risks of cyber security incidents.  In general, cyber incidents can result from deliberate attacks or unintentional events.  Cyber security attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption.  Cyber attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make services unavailable to intended users).  Cyber security incidents affecting the Adviser, Administrator and Distributor, or other service providers have the ability to cause:  (i) disruptions and impact business operations, potentially resulting in financial losses; (ii) interference with the Fund's ability to calculate its net asset value; (iii) impediments to the Fund's trading activities; (iv) the inability of investors to transact business with the Fund; (v) violations of applicable privacy, data security or other laws; (vi) regulatory fines and penalties; (vii) reputational damage; (viii) reimbursement or other compensation or remediation costs; (ix) legal fees; or (x) additional compliance costs.  Similar adverse consequences could result from cyber security incidents affecting underlying Investment Funds, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties.  While information risk management systems and business continuity plans have been developed that are designed to reduce the risks associated with cyber security, there are inherent limitations in any cyber security risk management system or business continuity plan, including the possibility that certain risks have not been identified.

Reliance on York Capital and Dependence on Key Personnel.  The limited partners and other investors in the Investment Funds (including the Fund) are wholly dependent upon the judgment and skill of the Investment Fund Managers in selecting and managing the Investment Funds' investments.  If the services of York Capital or certain of its principals were to become unavailable, the consequences to the Investment Funds and the Fund could be material and adverse and could lead to the premature termination of one or more Investment Funds.

Location and Infrastructure Risk.  York Capital and most of its key personnel are physically located in one building in midtown Manhattan.  Loss of the building and/or the key personnel, whether as a result of fire, terrorist action, earthquake or some other catastrophic event, could adversely affect York Capital’s operations and the investment returns of the Investment Funds.  A serious impairment to the infrastructure of the building, such as an extended loss of power or a prolonged restriction of physical access to the building by governmental authorities, also could adversely affect York Capital’s operations and the investment returns of the Investment Funds.  York Capital has contracted for offsite data back-up and recovery and has a disaster recovery plan for offsite operation, but the risk of disruption of operations remains.  Similar risks may apply to the brokers and dealers and other custodians of Investment Fund assets.

The success of an Investment Fund's investment and trading activities will depend on the ability of the relevant Investment Fund Manager to identify investment opportunities and to exploit price discrepancies in fixed-income or equity markets, or specific sectors thereof.  The Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment.

The above discussions of the various risks associated with the Fund and the Units are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund.  Prospective Investors should read this entire Prospectus and consult with their own advisors before deciding whether to invest in the Fund.  In addition, as the Fund's investment program changes or develops over time, an investment in the Fund may be subject to risk factors not described in this Prospectus.

MANAGEMENT OF THE FUND

General

The Fund's Board of Directors provides broad oversight over the affairs of the Fund.  The Fund's SAI provides additional information regarding the Board, including compensation, ownership of Units and information about each Director's experience, qualifications, attributes or skills.

The Adviser serves as the Fund's investment adviser, subject to the ultimate supervision of, and any policies established by, the Fund's Directors, under the terms of the Investment Advisory Agreement. Pursuant to the Investment Advisory Agreement, the Adviser allocates the Fund's assets and monitors regularly each Investment Fund to determine whether its investment program is consistent with the Fund's investment objective and whether the Investment Fund's investment performance and other criteria are satisfactory.  The Adviser may reallocate the Fund's assets among Investment Funds, terminate relationships with Investment Funds and select additional Investment Funds, subject in each case to the ultimate supervision of, and any policies established by, the Board of Directors.  A discussion of the basis for the Board's approving the Investment Advisory Agreement will be set forth in the Fund's report to Investors, when available, for the period ended March 31, 2016.

The Adviser is responsible for the allocation of the Fund's assets among the Investment Funds, subject to policies adopted by the Board of Directors.  In selecting Investment Funds for investment, the Adviser assesses the likely risks and returns of the different Investment Funds.  The Adviser will seek to allocate the Fund's assets so that the Fund may benefit from the performance record of various Investment Funds, and from having access to new and existing Investment Funds that are often available only at substantial minimum investments.  The Adviser will also seek to invest in Investment Funds whose expected risk-adjusted returns are deemed attractive.

The Adviser's diligence process focuses on risk management, investment and operational diligence.  In particular, the Adviser will regularly communicate with Investment Fund Managers and other personnel about the Investment Funds in which the Fund has invested or may invest, or about particular investment strategies, risk management and general market trends.  The Adviser believes that the Fund should have access to substantial information about potential investments, and investment access to a sufficient number of Investment Funds from which to select.

Adviser

Central Park Advisers, LLC, a wholly owned subsidiary of Central Park Group, LLC ("Central Park Group"), is registered as an investment adviser under the Advisers Act.  Under the control of Mr. Mitchell Tanzman and Mr. Gregory Brousseau, the Adviser is an independent investment advisory firm specializing in the development and management of alternative investment offerings.

Founded in 2006, Central Park Group offers a broad range of investments managed by private equity, hedge fund, real estate and funds-of-funds sponsors.  Central Park Group's founding partners have significant experience across the spectrum of alternative investments and traditional asset management.  For over 25 years, they sourced, created, managed and distributed private equity funds, hedge funds, real estate opportunity funds, crossover funds and funds-of-funds that seek to offer clients attractive risk-adjusted performance in diverse strategies, asset classes and sectors, and have invested more than $13.5 billion in over 175 funds, including $2.5 billion in hedge funds-of-funds and more than $3.5 billion in private equity access vehicles.  In 1993, while at Oppenheimer & Co., Messrs. Brousseau and Tanzman established one of the earliest and most extensive alternative investment platforms in the U.S. ($2.5 billion) and, through 1998, developed 15 offerings and recruited and oversaw nine proprietary hedge fund managers.  In 1998, Messrs. Brousseau and Tanzman established UBS' alternative investment platform for private U.S. clients ($8.0 billion) and, through 2005, sourced, created and distributed over 25 private equity funds, hedge funds and funds-of-funds.

Portfolio Managers

Gregory Brousseau and Mitchell A. Tanzman, the co-chief executives of the Adviser, serve as the Fund's Portfolio Managers.  As Portfolio Managers, Mr. Brousseau and Mr. Tanzman are jointly and primarily responsible for the day-to-day management of the Fund's portfolio.

Gregory Brousseau.  Mr. Brousseau, a founding member of Central Park Group, will be a portfolio manager of the Fund at its inception.  Mr. Brousseau serves as Co-Chief Executive Officer and  Co-Chief Investment Officer of Central Park Group.  He has over 25 years of experience in alternative investments - including merger arbitrage investing.  Prior to founding Central Park Group, he served as co-head of UBS Financial Services Alternative Investment Group.  During Mr. Brousseau's time at UBS, Mr. Brousseau oversaw in excess of $2 billion in hedge fund of fund assets across multiple investment strategies.  Prior to that, Mr. Brousseau spent 13 years at Oppenheimer & Co., as an analyst in the firm's merger arbitrage department and ultimately co-managing Oppenheimer's alternative investment department.

Mitchell A. Tanzman.  Mr. Tanzman, a founding member of Central Park Group, will be a portfolio manager of the Fund at its inception.  Mr. Tanzman serves as Co-Chief Executive Officer and  Co-Chief Investment Officer of Central Park Group.  He has over 25 years of experience in alternative investments.  Prior to founding Central Park Group, he served as co-head of UBS Financial Services Alternative Investment Group.  During Mr. Tanzman's time at UBS, Mr. Tanzman oversaw in excess of $2 billion in hedge fund of fund assets across multiple investment strategies.  Prior to that, Mr. Tanzman worked at Oppenheimer & Co.'s asset management group, ultimately co-managing its alternative investment department.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of Fund Units.

There is a license agreement (the "License Agreement") with York Capital pursuant to which York Capital has granted a non-exclusive, royalty-free license to the Adviser and the Fund to use certain York Capital trade names, trademarks and/or service marks (the "York Capital Marks") in connection with (i) the offering, marketing and promotion of the Fund and (ii) related informational materials.  The license is subject to certain restrictions and the Adviser has agreed in the License Agreement to certain covenants for the benefit of York Capital, as licensor, that the Adviser believes are customarily found in similar agreements.  The York Capital Marks remain the sole and exclusive property of York Capital and, under certain circumstances, York Capital may terminate the License Agreement and prohibit the Fund from using the York Capital Marks, which could prove disadvantageous for the Fund.  The Fund is not sponsored, endorsed, sold or promoted by York Capital, and York Capital does not manage or participate in the investment program of the Fund.  This registration statement is solely the responsibility of the Fund, and York Capital is not responsible for, and expressly disclaims responsibility for, the making of any statement in this Prospectus.

FUND EXPENSES

The Adviser will bear all of its own costs incurred in providing investment advisory services to the Fund, including travel and other expenses related to the selection and monitoring of Investment Fund Managers.  The Fund will bear all expenses incurred in the business and investment program of the Fund, including all costs related to its organization and offering of Units, and any charges and fees to which the Fund is subject as an investor in the Investment Funds.  The Adviser also provides, or arranges at its expense, for certain management and administrative services for the Fund.  Some of those services include providing support services, maintaining and preserving certain records, and preparing and filing various materials with state and U.S. federal regulators.

Expenses borne by the Fund (and, thus, indirectly by Investors) include:

●
all expenses related to the investment program, including, but not limited to:  (i) expenses borne indirectly through the Fund's investments in the Investment Funds, including, without limitation, any fees and expenses charged by the Investment Fund Managers (such as management fees, performance or incentive allocations or fees, and redemption or withdrawal fees); (ii) all costs and expenses directly related to portfolio transactions and positions for the Fund's account, such as direct and indirect expenses associated with the Fund's investments in Investment Funds (whether or not consummated), and enforcing the Fund's rights in respect of such investments;  (iii) transfer taxes and premiums; (iv) taxes withheld on non-U.S. dividends or other non-U.S. source income; (v) fees for data, software and technology providers; (vi) professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts); and (vii) if applicable, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold short but not yet purchased and margin fees;

●	the Management Fee;

●	the Sub-Distribution Fee charged to Investors who hold Class A Units;

●
all costs and expenses (including costs and expenses associated with the organization and initial registration of the Fund) associated with the operation and ongoing registration of the Fund, including, without limitation, all costs and expenses associated with the repurchase offers, offering costs, and the costs of compliance with any applicable Federal or state laws;

●
fees of the Independent Directors and the fees and expenses of independent counsel thereto and the costs and expenses of holding any meetings of Investors or the Board, its committees or the Independent Directors that are regularly scheduled, permitted or required to be held under the terms of the LLC Agreement, the 1940 Act or other applicable law;

●	a portion, as determined by the Board, of the compensation payable to the chief compliance officer, and expenses attributable to implementing the Fund's compliance program;

●	fees and expenses of performing research, risk analysis and due diligence, including third party background checks;

●	fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund and the Independent Directors;

●	a portion, as determined by the Board, of the costs of a fidelity bond and any liability or other insurance obtained on behalf of the Fund, the Adviser, the Directors or the officers of the Fund;

●	recordkeeping, custody and transfer agency fees and expenses of the Fund;

●	all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Investors;

●
all expenses of computing the Fund's net asset value, including any equipment or services obtained for the purpose of valuing the Fund's investment portfolio, including appraisal and valuation services provided by third parties engaged by or on behalf of the Fund;

●	all charges for equipment or services used for communications between the Fund and any custodian, administrator or other agent;

●
fees of custodians, and other service providers to the Fund including transfer agents and depositaries (including The Depository Trust & Clearing Corporation and National Securities Clearing Corporation), and other persons providing administrative services to the Fund;

●	any extraordinary expenses, including indemnification or litigation expenses;

●	all taxes, including excise taxes, to which the Fund may be subject, directly or indirectly, and whether in the U.S., any state thereof or any other U.S. or non-U.S. jurisdictions; and

●	such other types of expenses as may be approved from time to time by the Board.

The Fund will reimburse the Adviser for any of the above expenses that it pays on behalf of the Fund.

The initial operating expenses for a new fund, including start-up costs, which may be significant, may be higher than the expenses of an established fund.  The Fund is expected to incur organizational and offering expenses of approximately $450,000 in connection with the initial offering of Units.  The Fund will bear certain ongoing offering costs associated with the Fund's continuous offering of Units (mostly legal, accounting and printing expenses).  Offering costs cannot be deducted by the Fund or the Fund's Investors.

The Adviser has entered into an "Expense Limitation and Reimbursement Agreement" with the Fund to limit the amount of  Specified Expenses borne by the Fund to an amount not to exceed 0.75% per annum of the Fund's net assets (the "Expense Cap").  Specified Expenses is defined to include all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Specified Expenses:  (i) the Management Fee; (ii) fees, expenses, allocations, etc. of the Investment Funds in which the Fund invests, (iii) brokerage costs, (iv) interest payments, (v) fees and expenses incurred in connection with a credit facility, if any, obtained by the Fund; (vi) taxes; (vii) extraordinary expenses (as determined in the sole discretion of the Adviser); and (viii) the Sub-Distribution Fee (12b-1 Fee) charged to Investors in Class A Units.  These expenses will be in addition to the expenses of the Fund that may be limited by the Adviser to 0.75% of the Fund's net assets.  To the extent that the Adviser bears Specified Expenses, it is permitted to receive reimbursement for any expense amounts previously paid or borne by the Adviser, for a period not to exceed three years from the date on which such expenses were paid or borne by the Adviser, provided that the Specified Expenses have fallen to a level below the Expense Cap and the reimbursement amount does not raise the level of Specified Expenses in the month the reimbursement is being made to a level that exceeds the Expense Cap.

"Extraordinary expenses" are expenses incurred by the Fund outside of the ordinary course of business, including, without limitation, litigation or indemnification expenses, and costs incurred in connection with holding and/or soliciting proxies for a meeting of Investors.

The Investment Funds bear various expenses in connection with their operations similar to those incurred by the Fund.  Investment Fund Managers generally assess asset-based fees to, and receive incentive-based allocations from, the Investment Funds.  As a result, the investment returns of the Investment Funds will be reduced.  As an investor in the Investment Funds, the Fund will bear its proportionate unit of the expenses and fees of the Investment Funds and will also be subject to incentive allocations to the Investment Fund Managers.

Management Fee

In consideration of the management and administrative services provided by the Adviser to the Fund, including, among other things, support services, the Fund will pay, out of the Fund's assets, the Adviser the Management Fee monthly at the annual rate of 0.65% of the Fund's net asset value, computed based on the value of the net assets of the Fund on the last day of each calendar month (before any repurchase of Units).

Additional Administrative and Custodial Services

UMB Fund Services, Inc., as the Fund's administrator, performs certain administration, accounting and Investor services for the Fund.  In consideration for these services, the Fund pays UMB Fund Services, Inc. a quarterly fee at the annual rate of up to 0.10% of the Fund's net asset value, subject to a minimum annual fee of $58,000, in addition to certain other fixed or transactional fees, and will reimburse certain of the Administrator's expenses.

UMB Bank, N.A. (the "Custodian"), 928 Grand Boulevard, Kansas City, Missouri 64106, acts as custodian for the Fund's assets.

CALCULATION OF NET ASSET VALUE

The Fund's net asset value is determined as of the close of the Fund's business at the end of each month in accordance with the procedures described below or as may be determined from time to time in accordance with the valuation policies and procedures adopted by the Board of Directors.  The Board of Directors has approved procedures pursuant to which the Fund values its investments in Investment Funds at fair value.  This will typically be the value provided, usually on a monthly basis, to the Fund by the Investment Fund Managers.  In accordance with these procedures, fair value as of each month-end ordinarily will be the value determined as of such month-end for each Investment Fund in accordance with the Investment Fund's valuation policies and reported at the time of the Fund's valuation.

Generally, the fair value of the Fund's interest in an Investment Fund will represent the amount that the Fund could reasonably expect to receive from an Investment Fund if the Fund's interest were redeemed at the time of valuation.  The determination of this amount is based on information believed to be reliable that is reasonably available at the time the valuation is made.  In the event that an Investment Fund does not report a month-end value to the Fund on a timely basis, the Fund would determine the fair value of such Investment Fund based on the most recent final or estimated value reported by the Investment Fund, as well as any other relevant information available at the time the Fund values its portfolio.  Any values reported as "estimated" or "final" values will reasonably reflect market values of securities for which market quotations are available or fair value as of the Fund's valuation date.

Prior to investing in an Investment Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Investment Fund, which will generally utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with those used by the Fund for valuing its own investments.  Although the procedures approved by the Board of Directors provide that the Adviser will review the valuations provided by the Investment Fund Managers, neither the Adviser nor the Board will be able to confirm independently the accuracy of unaudited valuations provided by the Investment Fund Managers.  Accordingly, the Fund will generally rely on the Investment Fund Managers' valuations, even though an Investment Fund Manager may face a conflict of interest in valuing the securities, as their value will affect the Investment Fund Manager's compensation.

The Fund's valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio.  The Adviser and/or the Board of Directors will consider such information, and may conclude in certain circumstances that the information provided by the Investment Fund Manager does not represent the fair value of the Fund's interest in the Investment Fund.  Although redemptions of investments in Investment Funds are subject to advance notice requirements,  it is expected that the Investment Funds will typically make available net asset value information that represents the price at which, even in the absence of redemption activity, the Investment Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Investment Fund's governing documents, it would be necessary to effect a mandatory redemption.

Pursuant to procedures adopted by the Board of Directors, in the absence of specific transaction activity in the investment in a particular Investment Fund, the Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value.  In accordance with generally accepted accounting principles and industry practice, the Fund may not always apply a discount in cases where there was no simultaneous redemption activity in a particular Investment Fund.  In other cases, such as when an Investment Fund imposes extraordinary restrictions on redemption, or when there have been no recent transactions in Investment Fund interests, the Fund may determine that it was appropriate to apply a discount to the net asset value of the Investment Fund.  Any such decision would be made in good faith, and subject to the review and supervision of the Board of Directors.

The valuations reported by the Investment Fund Managers, upon which the Fund will calculate its month-end net asset value, may be subject to later adjustment based on information reasonably available at that time.  For example, fiscal year net asset value calculations may be revised as a result of audits by the Investment Fund's auditors.  Other adjustments may occur from time to time.  To the extent that subsequently adjusted valuations or revisions to Investment Fund net asset values adversely affect the Fund's own net asset value, the outstanding Units will be adversely affected by prior repurchases to the benefit of Investors who tendered Units at a net asset value higher than the adjusted amount.  Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding Units and to the detriment of Investors who previously had Units repurchased at a net asset value lower than the adjusted amount.  The same principles apply to the purchase of Units.  New Investors may be affected in a similar way.  Moreover, the same principles apply to the Fund's investments in, withdrawals from and redemptions of interests in the Investment Funds.

Generally, fair value represents a good faith determination of the current value of an asset (or, with regard to a short sale, a liability), and will be used when there is no public market or possibly no market at all.  The fair values may not be the prices at which those assets (or, with regard to short sales, liabilities) are ultimately sold.  In such circumstances, the Adviser and/or the Board of Directors will reevaluate its fair value methodology to determine, what, if any, adjustments should be made to the methodology.

Expenses of the Fund, such as the Management Fee and any borrowing costs, are accrued on a monthly basis on the day net asset value is calculated and taken into account for the purpose of determining the Fund's net asset value.

Situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund's net assets if the judgments of the Board, the Adviser, or Investment Fund Managers prove incorrect.  In addition, because Investment Fund Managers will usually provide net asset value determinations on a monthly basis, it may not be possible to determine the net asset value of the Fund more frequently.

CONFLICTS OF INTEREST

The Adviser

The Adviser or its affiliates provide or may provide investment advisory and other services to various entities.  The Adviser, and certain of its investment professionals and other principals, may also carry on substantial investment activities for their own accounts, for the accounts of family members and for other accounts (collectively, with the other accounts advised by the Adviser and its affiliates, "Other Accounts").  The Fund has no interest in these activities.  As a result of the foregoing, the Adviser and the investment professionals who, on behalf of the Adviser, will manage the Fund's investment portfolio will be engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and Other Accounts.  Such persons will devote only so much of their time as in their judgment is necessary and appropriate.

There also may be circumstances under which the Adviser will cause one or more Other Accounts to commit a larger percentage of its assets to an investment opportunity than to which the Adviser will commit the Fund's assets.  There also may be circumstances under which the Adviser will consider participation by Other Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Fund, or vice versa.

The Adviser also intends to compensate, from its own resources, Sub-Distribution Agents in connection with the distribution of Units and also in connection with various other services including those related to the support and conduct of due diligence, Investor account maintenance, the provision of information and support services to clients and the inclusion on preferred provider lists.  Such compensation may take various forms, including a fixed fee, a fee determined by a formula that takes into account the amount of client assets invested in the Fund, the timing of investment or the overall net asset value of the Fund, or a fee determined in some other method by negotiation between the Adviser and such Sub-Distribution Agents.  Each Sub-Distribution Agent also may charge Investors, at the Sub-Distribution Agent's discretion, a placement fee based on the purchase price of Units purchased by the Investor.  All or a portion of such compensation may be paid by a Sub-Distribution Agent to the financial advisory personnel involved in the sale of Units.  As a result of the various payments that Sub-Distribution Agents may receive from Investors and the Adviser, the amount of compensation that a Sub-Distribution Agent may receive in connection with the sale of Units in the Fund may be greater than the compensation it may receive for the distribution of other investment products.  This difference in compensation may create an incentive for a Sub-Distribution Agent to recommend the Fund over another investment product.

Sub-Distribution Agents may be subject to certain conflicts of interest with respect to the Fund.  For example, the Fund, the Adviser or Investment Funds or investment vehicles managed or sponsored by the Adviser or Investment Fund Managers may (i) purchase securities or other assets directly or indirectly from, (ii) enter into financial or other transactions with or (iii) otherwise convey benefits through commercial activities to a Sub-Distribution Agent.  As such, certain conflicts of interest may exist between such persons and a Sub-Distribution Agent.  Such transactions may occur in the future and generally there is no limit to the amount of such transactions that may occur.

Sub-Distribution Agents may perform investment advisory and other services for other investment entities with investment objectives and policies similar to those of the Fund or an Investment Fund.  Such entities may compete with the Fund or Investment Funds for investment opportunities and may invest directly in such investment opportunities.  Sub-Distribution Agents that invest in an Investment Fund may do so on terms that are more favorable than those of the Fund.

Sub-Distribution Agents that act as sub-placement agents for the Fund also may act as placement agent for an Investment Fund in which the Fund invests and may receive compensation in connection with such activities.  Such compensation would be in addition to the placement fees described above.  A Sub-Distribution Agent may pay all or a portion of the fees paid to it to certain of its affiliates, including, without limitation, financial advisors whose clients purchase Units of the Fund.  Such fee arrangements may create an incentive for a Sub-Distribution Agent to encourage investment in the Fund, independent of a prospective Investor's objectives.

A Sub-Distribution Agent may provide financing, investment banking services or other services to third parties and receive fees therefor in connection with transactions in which such third parties have interests which may conflict with those of the Fund or an Investment Fund.  A Sub-Distribution Agent may give advice or provide financing to such third parties that may cause them to take actions adverse to the Fund or an Investment Fund.  A Sub-Distribution Agent may directly or indirectly provide services to, or serve in other roles for compensation for, the Fund or an Investment Fund.  These services and roles may include (either currently or in the future) placement agent, broker, dealer, selling agent and investor servicer, custodian, transfer agent, fund administrator, prime broker, recordkeeper, shareholder servicer, interfund lending servicer, Fund accountant, transaction (e.g., a swap) counterparty and/or lender.

In addition, issuers of securities held by the Fund or an Investment Fund may have publicly or privately traded securities in which a Sub-Distribution Agent is an investor or makes a market.  The trading activities of Sub-Distribution Agents generally will be carried out without reference to positions held by the Fund or an Investment Fund and may have an effect on the value of the positions so held, or may result in a Sub-Distribution Agent having an interest in the issuer adverse to the Fund or the Investment Fund.  No Sub-Distribution Agent is prohibited from purchasing or selling the securities of, otherwise investing in or financing, issuers in which the Fund or an Investment Fund has an interest.

A Sub-Distribution Agent may sponsor, organize, promote or otherwise become involved with other opportunities to invest directly or indirectly in the Fund or an Investment Fund.  Such opportunities may be subject to different terms than those applicable to an investment in the Fund or the Investment Fund, including with respect to fees and the right to receive information.

Set out below are practices that the Adviser may follow.  Although the Adviser anticipates that the Investment Fund Managers will follow practices similar to those described below, no guarantee or assurances can be made that similar practices will be followed or that an Investment Fund Manager will abide by, and comply with, its stated practices.  An Investment Fund Manager may provide investment advisory and other services, directly or through affiliates, to various entities and accounts other than the Investment Funds.

Participation in Investment Opportunities

Directors, principals, officers, employees and affiliates of the Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund or an Investment Fund in which the Fund invests.  As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser, or by the Adviser for the Other Accounts, or any of their respective affiliates on behalf of their own other accounts ("Investment Fund Manager Accounts") that are the same as, different from or made at a different time than, positions taken for the Fund or an Investment Fund.

Other Matters

An Investment Fund Manager may, from time to time, cause an Investment Fund to effect certain principal transactions in securities with one or more Investment Fund Manager Accounts, subject to certain conditions.  The Investment Funds will not be registered as investment companies under the 1940 Act and, therefore, the Fund and Fund Investors, as indirect investors in such Investment Funds, may not avail themselves of 1940 Act protections.  Future investment activities of the Investment Fund Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest.

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, advisers, members or managing general partners.  These transactions would be effected in circumstances in which the Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

Future investment activities of the Adviser and its affiliates and their principals, partners, members, directors, officers or employees may give rise to conflicts of interest other than those described above.

York Capital

Because the Fund proposes to invest substantially all of its assets in Investment Funds sponsored by or affiliated with York Capital, conflicts of interest may arise as a consequence of investment management and other financial advisory services in which York Capital and its affiliates are engaged.  Additionally, certain Investment Fund Managers may face conflicts of interests stemming from their affiliation with York Capital.  York Capital provides investment advisory services to Investment Funds in addition to those in which the Fund may invest, and its investment professionals may also provide investment and financial services for other clients and accounts as well.  York Capital will provide certain services to the Adviser in connection with the Fund's investments in Investment Funds.  Such services may include making appropriate personnel available for presentations, providing information for the Fund to prepare its tax reporting, providing logistical and informational support in connection with investments in and withdrawals from Investment Funds and such other functions as agreed to from time to time. Accordingly, the Investment Fund Managers and York Capital's investment professionals may have financial interests that diverge from those of the Investment Funds and conflicts of interest may arise in terms of their allocation of investment opportunities between such managed Investment Funds and other clients and accounts.

As a diversified global alternative investment management firm, York Capital and its affiliates are engaged in a broad spectrum of activities including sponsoring and managing private Investment Funds and other activities.  Those activities may present conflicts if other Investment Funds either compete for the same investment opportunity or pursue investment strategies counter to each other.

In addition, the structure and operations of the Investment Funds are subject to other actual and potential conflicts of interest, including the following:

Other Business Activities.  York Capital, its principals and its key personnel will not devote their business time exclusively to the management of the Investment Funds and their respective businesses.  They will perform similar or different services for others and may sponsor or establish other private and public investment funds, vehicles and accounts during the same period that they provide services to the Investment Funds.  Therefore, each of these persons will have conflicts of interest in dividing their management time, services and functions among the various entities for which they provide services.

Selection of Brokers and Dealers.  Certain of the brokers and dealers utilized by York Capital to effect portfolio transactions on behalf of the Investment Funds and other funds and accounts managed by York Capital may provide York Capital with certain services and products that would otherwise be available to York Capital, the Investment Funds and such other funds and accounts only for a cash payment.  To the extent that York Capital uses "soft dollar" commissions or spreads generated by such portfolio transactions to obtain items that would otherwise be an expense of York Capital, such use of "soft dollar" commissions could be viewed as additional compensation to York Capital.  This creates a potential conflict of interest between York Capital's fiduciary duty to manage the Investment Fund in the best interests of its investors and its desire to receive or direct these "soft-dollar" benefits.  As a result of receiving such services and products, York Capital has an incentive to use, and to continue to use, the brokers and dealers providing such services and products to effect portfolio transactions for funds and accounts managed by York Capital (including the Investment Funds) so long as such brokers and dealers continue to provide such soft dollar benefits to York Capital and such funds and accounts.

The selection of a broker or dealer to provide clearing, settlement and prime brokerage services, execute portfolio transactions, provide financing and securities on loan, hold cash and short balances and provide other services may be influenced by the provision by the broker or dealer of, among other things, capital introduction services and marketing assistance and consulting services with respect to technology, operations, equipment or office space.  Neither York Capital nor the Investment Funds separately compensate any broker or dealer for any of these other services.

York Capital has full discretionary authority to select the brokers and dealers to be used for the Investment Funds' transactions.  One or more subsidiaries of Credit Suisse act as brokers and dealers for the Investment Funds from time to time.  A subsidiary of Credit Suisse holds a passive, non-controlling, minority equity interest in York Capital.  As a result, York Capital may have a conflict of interest in continuing to use subsidiaries of Credit Suisse as brokers and dealers.  In addition, York Capital may utilize brokers and dealers that are clients of York Capital, investors in funds managed by York Capital, placement agents for such funds or affiliates of any such clients, investors or placement agents, which may present similar conflicts of interest.

Other Trading Activities.  York Capital has sponsored and may in the future trade for other investment funds, vehicles and accounts with investment objectives and strategies that are the same as, or overlap with, those of the Investment Funds and for funds, vehicles and accounts in which York Capital's principals, directors, officers, partners, members, managers, shareholders, employees and their respective affiliates (collectively, "principals and affiliates") have substantial ownership interests from time to time.  In addition, York Capital's principals and affiliates may from time to time trade for their own accounts or the accounts of family members, friends or investment vehicles established for the benefit of any of such persons.  In addition, in their respective trading for proprietary and other accounts, York Capital and its principals and affiliates may take positions that are the same as or different from those taken on behalf of the Investment Funds, subject to York Capital's internal policies.  All trading by principals and affiliates of York Capital for their accounts and other accounts not managed by York Capital is subject to York Capital's code of ethics.  The records of any such trading will not be available for inspection by investors.

Due to price volatility, occasional variations in liquidity and differences in order execution, it may not be possible for York Capital to obtain identical trade execution for all funds and accounts managed by York Capital.  When block orders are filled at different prices, York Capital will assign the executed trades on a fair and equitable basis among all participating funds and accounts.  In addition, when there is a limited supply of an investment opportunity, York Capital will allocate investment opportunities among the funds and accounts managed by York Capital in a manner that it determines, in its sole and absolute discretion, to be fair and equitable.  However, York Capital receives different compensation from, and York Capital and its principals and affiliates invest different amounts of proprietary capital in, different funds and accounts managed by York Capital, and it may have a financial incentive to favor funds and accounts with respect to which York Capital receives greater compensation or in which York Capital, its principals and affiliates have invested significant amounts of proprietary capital.

On occasion, an Investment Fund may acquire securities of an issuer which are the same as or different from the securities of such issuer held by other funds and accounts managed by York Capital.  In addition, York Capital may acquire securities or other financial instruments on behalf of an Investment Fund at the same time York Capital is selling such securities or other financial instruments on behalf of another fund or account managed by York Capital.  Furthermore, due to the overlap of strategies and investments across many of the funds and accounts managed by York Capital, an Investment Fund may be adversely affected in the event of rapid or large liquidations of investment positions by other funds and accounts managed by York Capital or may find it more difficult to liquidate positions due to a lack of liquidity resulting from large position sizes in the same investments held by other funds and accounts managed by York Capital.  On occasion, an Investment Fund may also invest in different instruments in the capital structure of a particular company, which may give rise to additional potential conflicts (e.g., one Investment Fund may acquire subordinated debt while another fund or account managed by York Capital may acquire more senior debt of the same issuer).  York Capital is not required to notify the Fund of any such allocation of investments.

Investment in the Investment Funds by Affiliates of York Capital.  York Capital's personnel may also invest in Investment Funds and other funds and accounts managed by York Capital of their choosing  and are not required to invest in all Investment Funds.  It is expected that, if such investments are made, the size of these investments will change over time.  In general, neither York Capital nor its personnel are required to keep any minimum investment in any of the Investment Funds (except to the extent there is a minimum investment applicable to York Capital as general partner, in the case of limited partnerships), and investments in Investment Funds by York Capital personnel generally are not subject to the management fees and incentive allocations or fees applicable to investments in Investment Funds made by other investors.

Voting Rights.  As part of an Investment Fund's investment strategy, the Investment Fund may obtain voting rights with respect to one or more of its investments.  The Investment Fund Manager may determine in its sole and absolute discretion whether, or in what manner, to exercise such voting rights.  In addition, the Investment Fund Manager may combine the Investment Fund's voting rights with those of other funds and accounts managed by York Capital that have similar voting rights with respect to such investments in order to obtain a larger percentage of the total voting rights.  By combining the Investment Fund's voting rights with those of other funds and accounts managed by York Capital, the Investment Fund Manager would lose its ability to exercise the Investment Fund's voting rights independently in a manner that is exclusively in the best interests of the Investment Fund.

Board and Creditors' Committee Participation.  Representatives of York Capital may serve on the boards of directors of companies in which an Investment Fund invests from time to time.  Such service may create a conflict of interest between the representatives' (and, in certain cases, York Capital's) duties and obligations to the companies on whose boards the representatives serve and the best interests of the Investment Fund, and may restrict the Investment Fund's ability to effect purchases and sales of the securities of such companies when, and upon the terms that, York Capital might otherwise desire.  Similar risks are present when representatives of York Capital participate on creditors' committees of bankrupt companies in the interest of preserving or enhancing the position of one or more Investment Funds as creditors.

PURCHASES OF UNITS

Eligible Investors

Units will be offered only to Eligible Investors.  This means that to purchase Units of the Fund, a prospective Investor will be required to certify that the Units are being acquired by an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act.  An "accredited investor" includes, among other investors, a natural person who has a net worth (or a joint net worth with that person's spouse), excluding the value of such natural person's primary residence and excluding the amount of any indebtedness secured by such primary residence (except as described below), immediately prior to the time of purchase in excess of $1 million, or income in excess of $200,000 (or joint income with the investor's spouse in excess of $300,000) in each of the two preceding years and has a reasonable expectation of reaching the same income level in the current year, and certain legal entities with total assets exceeding $5 million.  In determining the net worth of a natural person, the amount of any indebtedness that is secured by the person’s primary residence at the time of purchase, up to the estimated fair market value of the primary residence, shall not be included as a liability (except that if the amount of such indebtedness at the time of purchase exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability), and the amount of any indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of purchase shall be included as a liability.Existing Investors seeking to purchase additional Units will be required to qualify as Eligible Investors at the time of the additional purchase.  The Adviser may from time to time impose stricter or less stringent eligibility requirements.

Class I Units may be purchased only by those Eligible Investors that (i) compensate their financial intermediaries for their services through asset-based fees, including asset based fee programs (i.e., wrap accounts, asset allocation or other managed asset programs), or (ii) purchase Units directly from the Fund, in certain limited circumstances in the sole discretion of the Adviser.

Purchase Terms

The Fund may accept initial and additional purchases of Units as of the first business day of each calendar month.  Investors must complete and sign the Application before being permitted to invest.  If available funds and the Application are not received and accepted by the applicable Closing Date, the order will not be accepted.  The Fund will not be obligated to sell to brokers or dealers any Units that have not been placed with Eligible Investors.  The Fund does not issue the Units purchased (and an investor does not become an Investor in the Fund with respect to such Units) until the applicable purchase date, i.e., the first business day of the relevant calendar month.  Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date.

Any amounts received in advance of initial or additional purchases of Units are placed in a non-interest-bearing escrow account prior to the amounts' being invested in the Fund, in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended.  The purchase amount will be released from the escrow account once the Investor's order is accepted.  The Fund reserves the right to reject any purchase of Units in certain circumstances (including, without limitation, when the Fund has reason to believe that such purchase would be unlawful).  Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective Investor.

Investors purchasing Class A Units in the Fund may be charged a sales load of up to 3% of the amount of the Investor's purchase.  The Fund and/or an authorized broker or dealer may, in its discretion, waive the sales load for certain Investors in Class A Units.  Purchasers of Class I Units in conjunction with certain "wrap" fee, asset allocation or other managed asset programs will not be charged a sales load.

Generally, the stated minimum initial investment in the Fund is $25,000.  The stated minimum investment may be reduced by the Fund with respect to certain individual Investors or classes of Investors in the sole discretion of the Adviser, based on consideration of various factors, including the Investor’s overall relationship with the Adviser or a selected dealer, the Investor’s holdings in other funds affiliated with the Adviser, and such other matters as the Adviser may consider relevant at the time.

To help the government fight terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  As a result, Investors opening accounts will need to identify the name, address, date of birth, and other identifying information about the Investors.  If an Investor's identity cannot be verified, the Investor may be restricted from conducting additional transactions and/or have their accounts liquidated.  In addition, any other action required by law will be taken.  The Fund has implemented an anti-money laundering compliance program, which includes designation of an anti-money laundering compliance officer.

REPURCHASES OF UNITS AND TRANSFERS

No Right of Redemption

No Investor or other person holding Units acquired from an Investor has the right to require the Fund to redeem any Units.  No public market for Units exists, and none is expected to develop in the future.  As a result, Investors may not be able to liquidate their investment other than through repurchases of Units by the Fund, as described below.

Repurchases of Units

After the Fund's second full fiscal quarter of operations, the Fund may, from time to time, provide liquidity to Investors by offering to repurchase Units pursuant to written tenders by Investors.  Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board of Directors, in its sole discretion.  Investors tendering Units for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer, which will generally be approximately 65 days prior to the date that the Units to be repurchased are valued by the Fund.  Investors that elect to tender Units will not know the price at which such Units will be repurchased until such date.

In determining whether the Fund should offer to repurchase Units, the Board of Directors will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors.  The Adviser expects that, generally, it will recommend to the Board that the Fund offer to repurchase Units from Investors on a quarterly basis, with such repurchases to occur as of each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, on the immediately preceding business day) (each such date is referred to as a "Tender Valuation Date").  The Adviser also expects that, generally, it will recommend to the Board that each repurchase offer should apply to no more than 20% of the net assets of the Fund.  Each repurchase offer will generally commence approximately 95 days prior to the applicable Tender Valuation Date.

In determining whether to accept a recommendation to conduct a repurchase offer at any such time, the Board of Directors will consider the following factors, among others:

●	whether any Investors have requested to tender Units to the Fund;

●	the liquidity of the Fund's assets (including fees and costs associated with withdrawing from Investment Funds);

●	the investment plans and working capital and reserve requirements of the Fund;

●	the relative economies of scale of the tenders with respect to the size of the Fund;

●	the history of the Fund in repurchasing Units;

●	the availability of information as to the value of the Fund's Units in underlying Investment Funds;

●	the existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

●	any anticipated tax consequences to the Fund of any proposed repurchases of Units; and

●	the recommendations of the Adviser.

The Fund will repurchase Units from Investors pursuant to written tenders on terms and conditions that the Board of Directors determines to be fair to the Fund and to all Investors.  When the Board of Directors determines that the Fund will repurchase units, notice will be provided to Investors describing the terms of the offer, containing information Investors should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate.  Investors deciding whether to tender their units during the period that a repurchase offer is open may obtain the Fund's net asset value per unit by contacting the Adviser during the period.

Subject to applicable law, the LLC Agreement provides that if an Investor submits to the Fund a written request to commence a repurchase offer and the Fund does not commence a repurchase offer of at least 20% of the net assets of the Fund within a period of two years from the date of such written request, the Fund will thereafter offer to all then Investors the opportunity to remain in the Fund or elect to contribute their Units to a special purpose vehicle (an "SPV") that will seek to liquidate at least 90% of its assets within three full fiscal years of such contribution.  Any such SPV will not bear any investment advisory or investment management fees after the three fiscal year period.

If a repurchase offer is oversubscribed by Investors who tender Units, the Fund may extend the repurchase offer, repurchase a pro rata portion of the Units tendered, or take any other action permitted by applicable law.  In addition, the Fund may repurchase Units of Investors if, among other reasons, the Fund determines that such repurchase would be in the interests of the Fund.

Repurchases will be effective after receipt and acceptance by the Fund of eligible written tenders of Units from Investors by the applicable repurchase offer deadline, which will generally be approximately 65 days prior to the Tender Valuation Date.  The Fund does not impose any charges in connection with repurchases of Units.  Units will be repurchased by the Fund after the Management Fee has been deducted from the Fund's assets as of the end of the month in which the repurchase occurs (i.e., the accrued Management Fee for the month in which Units are to be repurchased is deducted before effecting the repurchase).

The Fund does not impose any charges in connection with repurchases of Units unless the Unit is held for less than one year.  A 2% early repurchase fee (the "Early Repurchase Fee") will be charged by the Fund with respect to any repurchase of Units from an Investor at any time prior to the day immediately preceding the one-year anniversary of the Investor's purchase of the Units.  The Early Repurchase Fee will be retained by the Fund and will be for the benefit of the Fund's remaining Investors.  Units tendered for repurchase will be treated as having been repurchased on a "first in –first out" basis.

In light of liquidity constraints associated with the Fund's investments in Investment Funds and the fact that the Fund may have to effect redemptions from Investment Funds in order to pay for Units being repurchased, each repurchase offer will generally commence approximately 95 days prior to the applicable Tender Valuation Date.  Tender requests will be revocable upon written notice to the Fund up to approximately 65 days prior to the Tender Valuation Date (such deadline for revocation being the "Expiration Date").  If a repurchase offer is extended, the Expiration Date will be extended accordingly.

Repurchases of Units by the Fund will be made in the form of promissory notes.  Each tendering Investor will receive a non-interest bearing promissory note in an amount equal to the net asset value of the Investor's units.  Any promissory notes provided to Investors in payment for tendered Units will not be transferable.  The delivery of such promissory notes will generally be made promptly (within five business days) after the last day of the tender period.  Payment of each  promissory note will be made as promptly as practicable after the applicable Tender Valuation Date.

If the Fund's repurchase procedures must be revised in order to comply with regulatory requirements, the Board of Directors will adopt modified procedures reasonably designed to provide Investors substantially the same liquidity for Units as would be available under the procedures described above.  The Fund may be subject to initial lock-up periods of certain Investment Funds beginning at the time of the Fund's initial investment in an Investment Fund.  During this period, the Fund will not be permitted to withdraw its investment.  In addition, some Investment Funds may, from time to time, suspend completely or restrict withdrawal rights for an indefinite period of time in response to market unrest or other adverse conditions.  During such times, the Fund may not be able to liquidate its holdings in such Investment Funds to meet repurchase requests.  As a result, the Fund may not be able to guarantee liquidity to Investors through repurchase offers, particularly during the Fund's first year of operations.  Furthermore, if the Fund seeks to liquidate its investment in an Investment Fund that maintains a "side pocket," the Fund may not be able to fully liquidate its investment without delay, which delay could be substantial.  Accordingly, the Fund may need to suspend or postpone repurchase offers if it is not able to dispose of its interests in Investment Funds in a timely manner.

The Fund may be required to liquidate portfolio holdings earlier than the Adviser would have desired in order to meet the repurchase requests.  Such necessary liquidations may potentially result in losses to the Fund, and may increase the Fund's investment related expenses as a result of higher portfolio turnover rates.  The Adviser intends to take measures, subject to policies as may be established by the Board of Directors, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of Units.

An Investor tendering for repurchase only a portion of its Units must maintain an account balance of at least $20,000 after the repurchase is effected.  If an Investor tenders an amount that would cause the Investor's account balance to fall below the required minimum, the Fund reserves the right to reduce the amount to be repurchased from the Investor so that the required minimum balance is maintained.  The Fund may also repurchase all of the Investor's Units in the Fund.

The Fund may, at any time, repurchase from Investors involuntarily Units at their then net asset value in accordance with the LLC Agreement and Section 23 of the 1940 Act, and any applicable rules thereunder.  In the event that the Adviser or any of its affiliates holds Units in the capacity of an Investor, the Units may be tendered for repurchase in connection with any repurchase offer made by the Fund.

Transfers of Units

Units may be transferred only (i) by operation of law as a result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Investor; or (ii) under certain limited circumstances, with the written consent of the Fund, which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances.

The Fund generally will not consent to a transfer of Units unless the transfer is to a transferee which represents that it is an Eligible Investor and, after the transfer, the value of the Units held in the account of each of the transferee and transferor is at least $25,000.  An Investor transferring Units may be charged reasonable expenses incurred by the Fund, including attorneys' and accountants' fees, in connection with the transfer.  In connection with any request to transfer Units, the Fund may require the requesting Investor to obtain, at the Investor's expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request.

In subscribing for Units, an Investor agrees to indemnify and hold harmless the Fund, the Board of Directors, the Adviser, each other Investor and any of their affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of, or arising from, any transfer made by that Investor in violation of these provisions or any misrepresentation made by that Investor or a substituted Investor in connection with any such transfer.

DESCRIPTION OF UNITS

General

The Fund is a limited liability company organized under the laws of the state of Delaware.  The Fund is authorized to issue an unlimited number of Units, which, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable.  Each dollar of net asset value of a Unit has one vote at all meetings of Investors.  Each Investor will have the right to cast a number of votes based on the net asset value of such Investor's Units at any meeting of Investors called by the Board or Investors holding at least one-third of the total number of votes eligible to be cast by all Investors.  On each matter submitted to a vote of Investors, unless the Board of Directors determines otherwise, all Units of all classes shall vote as a single class, except if a separate vote of any class is required by the 1940 Act or other applicable law or attributes applicable to a particular class, or if a matter affects only the interests of a particular class.  Except for the exercise of their voting privileges, Investors will not be entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.

All Units are equal as to dividends and assets (in proportion to their net asset values) and have no preemptive or other subscription rights or exchange privileges.  Under certain circumstances, Units may be converted from one class of Units to another class of Units.  The net asset value of the Units of the class received upon any such conversion will equal the net asset value of the converted Units on the date of the conversion.  Investors are not liable for further calls or assessments.  The Fund will send periodic reports (including financial statements) to all Investors.  The Fund does not intend to hold annual meetings of Investors.  Investors are entitled to receive dividends only if and to the extent declared by the Board and only after the Board has made provision for working capital and reserves as it in its sole discretion deems advisable.  Units are not available in certificated form.  With very limited exceptions, Units are not transferable and liquidity will be provided principally through limited repurchase offers.  See "Types of Investments and Related Risk Factors—Limitations on Transfer; Units Not Listed; No Market for Class A Units or Class I Units."

In general, any action requiring a vote of Investors shall be effective if taken or authorized by the affirmative vote of a majority of the outstanding Units.  Any change in the Fund's fundamental policies may also be authorized by the vote of the holders of two-thirds of the Units present at an Investor's meeting if the holders of a majority of the outstanding Units are present or represented by proxy.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, after payment of all of the liabilities of each class of Units of the Fund, Investors are entitled to share ratably in all the remaining assets of the Fund, proportionately in accordance with the net asset value of the Investor's Units of the Fund.

TAXES

The following is a summary of certain U.S. federal income tax considerations relevant to the Fund and the purchase, ownership and disposition of Units.  This discussion offers only a brief outline of the federal income tax consequences of investing in the Fund and is based upon U.S. federal income tax laws in effect on the date hereof, which are subject to change by legislative, judicial or administrative action, possibly with retroactive effect.  This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to Investors in light of their particular circumstances.  Prospective Investors should consult their own tax advisers as to the federal income tax consequences of the purchase, ownership and disposition of Units of the Fund, as well as the tax consequences arising under laws of any state, foreign country, or other taxing jurisdiction.  In the SAI we have provided additional information regarding the tax consequences of investing in the Fund.

Taxation of the Fund

The Fund intends to qualify as a RIC under the Code.  To qualify as such, the Fund must comply with certain requirements relating to, among other things, the sources of its income and diversification of its assets.  More particularly, the Fund must derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in "qualified publicly traded partnerships" (as defined in the Code).  In addition, the Fund must diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or one or more "qualified publicly traded partnerships" (as defined in the Code).

With respect to these requirements, the Fund will, in appropriate circumstances, "look through" to the income, and/or the assets and investments, of certain Investment Funds.  If the Fund satisfies these requirements and distributes at least 90% of its investment income and net short-term capital gains to Investors each year, the Fund will not be required to pay federal income taxes on any income it distributes to Investors.

The Code contains savings provisions pursuant to which the Fund can cure certain failures to comply with the RIC income and asset diversification requirements.  However, the Fund may be subject to a penalty tax in connection with its use of certain of these savings provisions.  See "Tax Aspects" in the SAI.

To avoid a non-deductible 4% federal excise tax, the Fund will be required to distribute by December 31st of each year an amount at least equal to the sum of (i) 98% of its ordinary income, generally determined on a calendar year basis, (ii) 98.2% of its capital gain net income (which generally is computed on the basis of the one-year period ending on October 31st of such year), and (iii) any amounts that were not distributed in previous taxable years on which the Fund paid no U.S. federal income tax.  There is no assurance that the Fund will be able to avoid such excise tax.

If the Fund fails to qualify as a RIC or fails to satisfy the 90% distribution requirement in any taxable year, the Fund would no longer be a flow-through entity and instead would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its Investors) and all distributions out of earnings and profits would be taxed to Investors as ordinary income.  In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

Nature of the Fund's Investments

Investments in Flow-Through Vehicles.  The character of the Fund's distributive share of items of income, gain and loss derived through Investment Funds that are properly treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships) generally will be determined as if the Fund realized such tax items in the same manner as realized by those Investment Funds.  Certain of the investment strategies of the Fund and the Investment Funds may be subject to special and complex federal income tax provisions that, among other things, can (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock, securities or other assets is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not qualify as good income under the 90% gross income test.

Investments in Passive Foreign Investment Companies.  The Fund may directly or indirectly own equity interests in non-U.S. Investment Funds and/or other non-U.S. entities, which will be treated as PFICs.  The portion of the Fund's assets invested in equity interest in PFICs may be substantial.  The Fund may be subject to U.S. federal income tax, at ordinary income rates, on a portion of any "excess distribution" or gain from the disposition of such interests even if such income is distributed as a taxable dividend by the Fund to its Investors.  Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.  In lieu of such treatment, an election can be made by the Fund to mark-to-market the shares in a PFIC at the end of each taxable year.  In such case, the Fund would recognize as ordinary income its share of any increase in the value of such shares, and as ordinary loss its share of any decrease in such value to the extent it does not exceed its share of prior increases in income.  Accordingly, it is possible that a substantial portion of the Fund's income and gains may be ordinary in nature (and not eligible for distribution to Investors as capital gain dividends or as "qualified dividend income").  Alternatively, in certain cases, an election can be made by the Fund to treat the PFIC as a "qualified electing fund" under the Code (a "QEF").  In such case, the Fund would be required to include in income each year a portion of the QEF's ordinary earnings and net capital gain (as ordinary income and capital gains, respectively), even if not distributed to the Fund.  If the QEF incurs losses for a taxable year, these losses will not pass through to the Fund and, accordingly, cannot offset other income and/or gains of the Fund.  The Fund may not be able to make the QEF election with respect to many PFICs because of certain requirements that the PFICs themselves would have to satisfy.  Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable year, and such income would nevertheless be subject to the distribution requirement and would be taken into account under prescribed timing rules for purposes of the 4% excise tax (described above).  Dividends paid by PFICs will not be treated as "qualified dividend income."  In certain cases, the Fund will not be the party legally permitted to make the mark-to-market election or QEF election in respect of indirectly held PFICs and, in such cases, will not have control over whether the party within the chain of ownership that is legally permitted to make the mark-to-market or QEF election will do so.

Distributions to Investors

The Fund will ordinarily declare and pay dividends from its net investment income and distribute net realized capital gains, if any, at least annually.  The Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends from net investment income and net short-term capital gain generally will be taxable as ordinary income (which generally cannot be offset with capital losses from other sources) and, to the extent attributable to dividends from U.S. corporations, may be eligible for a dividends-received deduction for Investors that are corporations.  Further, to the extent the dividends are attributable to dividends from U.S. corporations and certain foreign corporations, such dividends may, in certain cases, be eligible for treatment as "qualified dividend income," which is subject to tax at rates equivalent to long-term capital gain tax rates (which currently reach a maximum of 20%), by Investors that are individuals.  Distributions from net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) will be taxable as long-term capital gain, regardless of how long Units have been held by the Investor, and will not be eligible for the dividends-received deduction or treatment as "qualified dividend income."  As discussed above at "Nature of the Fund's Investments—Investments in Passive Foreign Investment Companies," it is possible that a substantial portion of the Fund's distributions to its Investors may be taxable as ordinary income and may not be eligible for the dividends-received deduction or treatment as "qualified dividend income."

The tax treatment of dividends and capital gain distributions will be the same whether you take them in cash or reinvest them to buy additional Units.  Distributions by the Fund that are or are considered to be in excess of the Fund's current and accumulated earnings and profits for the relevant period will reduce the adjusted tax basis of your Units (but not below zero) and, to the extent in excess of your tax basis, will be treated as gain from the "sale or exchange" of your Units, as discussed below.  Any such distributions that reduce the adjusted tax basis of your Units represent a return of capital and, as such, will not be subject to tax at the time of the distribution.  Such distributions, because they reduce the adjusted tax basis of your Units, will result in an increase in the amount of income or gain (or decrease in the amount of loss) that you recognize for tax purposes upon the disposition of your Units or upon certain subsequent distributions in respect of such Units.  Any distributions representing a return of capital, therefore, may cause you to pay higher taxes at a later date.

An additional 3.8% tax is applicable in respect of the net investment income of certain individuals and the undistributed net investment income of certain estates and trusts.  For these purposes, "net investment income" generally includes, among other things, dividends (including dividends paid with respect to Units of the Fund to the extent paid out of the Fund's current or accumulated earnings and profits as determined under U.S. federal income tax principles) and net gain attributable to the disposition of property not held in a trade or business (which could include net gain from the sale, exchange or other taxable disposition of Units), but is reduced by any deductions properly allocable to such income or net gain.  Investors are advised to consult their own tax advisors regarding the additional taxation of net investment income.

Fund distributions may be subject to state and local taxes.  You should consult with your own tax advisor regarding the particular consequences of investing in the Fund.

Income from Repurchases and Transfers of Units

A repurchase of Units by the Fund will be a taxable transaction for federal income tax purposes, either as a "sale or exchange," or, under certain circumstances, as a "dividend."  In general, the transaction should be treated as a sale or exchange of the Units if the receipt of cash results in a meaningful reduction in the Investor's proportionate interest in the Fund or results in a "complete redemption" of the Investor's interest, in each case applying certain constructive ownership rules.

If the repurchase of your Units qualifies for sale or exchange treatment, you will recognize gain or loss equal to the difference between the amount received in exchange for the repurchased Units and the adjusted tax basis of those Units.  Such gain or loss will be capital gain or loss if the repurchased Units were held by you as capital assets, and generally will be treated as long-term capital gain or loss if you held, or are treated as having held, the repurchased Units for more than one year, or as short-term capital gain or loss if you held, or are treated as having held, the repurchased Units for one year or less.  However, if you received any long-term capital gain distributions in respect of the repurchased Units (including, for this purpose, amounts credited as undistributed capital gains in respect of those Units) and you held, or are treated as having held, the repurchased Units for six months or less, any loss you realize will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distributions.

Notwithstanding the foregoing, any capital loss realized by an Investor will be disallowed to the extent the Units repurchased by the Fund are replaced (including through reinvestment of dividends) with substantially similar units within a period of 61 days beginning 30 days before and ending 30 days after the repurchase of the Units.  If disallowed, the loss will be reflected in an upward adjustment to the basis of the Units acquired.  The deductibility of capital losses is subject to statutory limitations.

If the repurchase of your Units does not qualify for sale or exchange treatment, you may be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) your tax basis in the relevant Units.  The tax basis in the Units repurchased by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Units, will be transferred to any remaining Units held by you.

The Fund may be required to withhold, for U.S. federal income taxes, a portion of the taxable dividends and Unit repurchase proceeds payable to Investors who fail to provide the Fund with their correct taxpayer identification numbers (TINs) or who otherwise fail to make required certifications, or if the Fund or the Investor has been notified by the Internal Revenue Service that such Investor is subject to backup withholding.  Certain Investors specified in the Code and the Treasury Regulations promulgated thereunder are exempt from backup withholding, but may be required to provide documentation to establish their exempt status.  Backup withholding is not an additional tax.  Any amounts withheld will be allowed as a refund or a credit against the Investor's federal income tax liability if the appropriate information is provided to the Internal Revenue Service.

The Fund generally will be required to report to the Internal Revenue Service and furnish to you the cost basis and holding period for Units repurchased from you by the Fund.  The Fund has elected the average cost method as the default cost basis method for purposes of this requirement.  If you wish to accept the average cost method as your default cost basis calculation method in respect of Units in your account, you do not need to take any additional action.  If, however, you wish to affirmatively elect an alternative cost basis calculation method in respect of Units in your account, you must contact the Fund Administrator to obtain and complete a cost basis election form.  The cost basis method applicable to a particular Unit repurchase may not be changed after the valuation date established by the Fund in respect of that repurchase.  Investors should consult their tax advisors regarding their cost basis reporting options and to obtain more information about how the cost basis reporting rules apply to them.

A sale of Units, other than in the context of a repurchase of Units by the Fund, generally will have the same tax consequences as described above in respect of a Unit repurchase that qualifies for "sale or exchange" treatment.

Tax Information

The Fund expects that each January (or February, to the extent permitted by applicable law) the Fund will send Investors information on the tax status of any distribution made during the previous calendar year.  Because each Investor's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

If an Investor recognizes a loss with respect to Units in excess of certain prescribed thresholds (generally, $2 million or more for an individual Investor or $10 million or more for a corporate Investor), the Investor must file with the Internal Revenue Service a disclosure statement on Form 8886.  Direct investors in portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, investors in RICs are not excepted.  The fact that a loss is reportable as just described does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.  Investors should consult their tax advisors to determine the applicability of this reporting requirement in light of their individual circumstances.

PLAN OF DISTRIBUTION

General

Foreside Fund Services, LLC, the Fund's principal underwriter, acts as the distributor of the Fund's Units on a best efforts basis, subject to various conditions.  The Fund also may distribute Units through brokers or dealers with which it has entered into distribution agreements.  Additionally, the Fund may itself accept offers to purchase Units that it receives directly from Investors.  The Fund is not obligated to sell to a broker or dealer any Units that have not been placed with Eligible Investors.  Investors may be charged a sales load up to a maximum of 3% on the amount they invest.  The Distributor may compensate its financial advisers and other brokers or dealers in connection with the sale and distribution of the Units.

Under the terms of the Distribution Agreement, the Distributor is authorized to retain Sub-Distribution Agents for distribution services and to provide related sales support services to Investors holding Class A Units.  The Fund will pay a quarterly Sub-Distribution Fee out of the net assets of Class A Units at the annual rate of 0.75% of the aggregate net asset value of Class A Units, determined and accrued as of the last day of each calendar month (before any repurchases of Class A Units).  The Sub-Distribution Fee is charged on an aggregate class-wide basis, and Investors in Class A Units will be subject to the Sub-Distribution Fee regardless of how long they have held their Class A Units.  Sub-Distribution Fee is paid to the Distributor to reimburse it for payments made to Sub-Distribution Agents.  Each compensated Sub-Distribution Agent is paid by the Distributor based on the aggregate net asset value of outstanding Class A Units held by Investors that receive services from such Sub-Distribution Agent.  Payment of the Sub-Distribution Fee is governed by the Fund's Distribution Plan, which, pursuant to the conditions of an exemptive order issued by the SEC, has been adopted by the Fund in compliance with Rule 12b-1 under the 1940 Act with respect to Class A Units.  Class I Units are not subject to the Sub-Distribution Fee.

The Adviser or its affiliates, in the Adviser's discretion and from their own resources, may pay additional compensation to brokers or dealers in connection with the sale and distribution of the Units (the "Additional Compensation").  In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a broker's or dealer's registered representatives, placement on a list of investment options offered by a broker or dealer, or the ability to assist in training and educating the broker's or dealer's registered representatives.  The Additional Compensation may differ among brokers or dealers in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding Units held by Investors introduced by the broker or dealer, or determined in some other manner.  The receipt of Additional Compensation by a selling broker or dealer may create potential conflicts of interest between an Investor and its broker or dealer who is recommending the Fund over other potential investments.  Additionally, the Adviser or its affiliates pay a servicing fee to the Distributor and to other selected securities dealers and other financial industry professionals for providing ongoing broker-dealer services in respect of clients with whom they have distributed Units of the Fund.  Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund's transfer agent, facilitation of electronic delivery to clients of fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request.

Neither the Distributor nor any other broker or dealer is obligated to buy from the Fund any of the Units.

The Fund has agreed to indemnify the Distributor, its affiliates, the Adviser and certain other persons against certain liabilities, including liabilities under the 1933 Act.  However, the Fund will not be required to provide indemnification where it is determined that the liability resulted from the willful misconduct, bad faith or gross negligence of the person seeking indemnification, or from the reckless disregard of such person's duties.

The Distributor's principal business address is Three Canal Plaza, Portland, Maine 04101.

Additional Sales

From time to time, the Fund may sell additional Units to Eligible Investors.  The minimum additional investment in the Fund is $10,000.  For employees or directors of the Adviser and its affiliates, and members of their immediate families, and, in the sole discretion of the Adviser, attorneys or other professional advisors engaged on behalf of the Fund, and members of their immediate families, the minimum required initial investment in the Fund is $20,000.

DISTRIBUTION POLICY; DIVIDENDS

The Fund expects that dividends will be paid annually on the Units in amounts representing substantially all of the net investment income, if any, earned each year.  Payments on the Units may vary in amount depending on investment income received and expenses of operation.

Substantially all of any taxable net capital gain realized on investments will be paid to Investors at least annually.  In addition, depending upon the performance of the Fund's investments, the related growth of the Fund's net assets, and the availability of attractive investment opportunities, the Fund may from time to time make a distribution that constitutes a return of capital for federal income tax purposes—that is to say, the Fund will effectively be returning to each Investor a portion of the Investor's initial investment in the Fund.  A return of capital will not be taxable to Investors at the time of its payment.  It will, however, decrease an Investor's tax basis in his or her Units.  For example, if an Investor has a basis in his Units of $100,000 and then receives a return of capital of $5,000, the Investor will not have to pay taxes on the return of capital when the Investor receives it.  However, the Investor's tax basis in his Units will be reduced from $100,000 to $95,000.  If the Investor later tenders his Units for $105,000, the Investor will have a taxable gain of $10,000 instead of only $5,000 had there not been any prior return of capital.  See " Taxes—Distributions to Investors" and "—Income from Repurchases and Transfers of Units."

The net asset value of each Unit that an Investor owns will be reduced by the amount of the distributions or dividends that the Investor receives in respect of Units.

An Investor's dividends and capital gain distributions will be automatically reinvested if the Investor does not instruct the Administrator otherwise.  An Investor who elects not to reinvest will receive both dividends and capital gain distributions in cash.  The Fund may limit the extent to which any distributions that are returns of capital may be reinvested in the Fund.

Units will be issued at their net asset value on the ex-dividend date; there is no sales charge or other charge for reinvestment.  Investors may elect initially not to reinvest by indicating that choice on the Investor Application.  Investors are free to change their elections at any time by contacting the Administrator.  Your request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution.

The Fund reserves the right to suspend at any time the ability of Investors to reinvest distributions and to require Investors to receive all distributions in cash, or to limit the maximum amount that may be reinvested, either as a dollar amount or as a percentage of distributions.  The Fund may determine to do so if, for example, the amount being reinvested by Investors exceeds the available investment opportunities that the Adviser considers suitable for the Fund.

GENERAL INFORMATION

The Fund is a Delaware limited liability company organized as a diversified closed-end management investment company registered under the 1940 Act.  The Fund was formed on July 29, 2015.  The Fund's address is c/o Central Park Advisers, LLC, 805 Third Avenue, 18th Floor, New York, New York 10022.

Appendix A

SIGNATURE REQUIRED
ONLY COMPLETE THIS CERTIFICATE IF YOU HAVE RECEIVED A CPG YORK EVENT DRIVEN STRATEGIES, LLC PROSPECTUS AND IF YOU WISH TO INVEST IN THE FUND.  Please promptly return completed, executed Investor Certification (either (1) to the Fund c/o Central Park Advisers, LLC via Fax: (212) [____] OR Mail: Central Park Advisers, LLC, 805 Third Avenue, 18th Floor, New York, New York 10022, or (2) to UMB Fund Services, Inc., the Fund's administrator, via Mail: [__________].  Generally, this Investor Certification must be received by the 24th of the month to invest in the Fund's next monthly closing.

CPG YORK EVENT DRIVEN STRATEGIES, LLC INVESTOR CERTIFICATION

This certificate relates to CPG York Event Driven Strategies, LLC (the "Fund") and is given to you with respect to a potential investment in the Fund.
I hereby certify that I am: (A) a natural person (i) with individual annual adjusted gross income in excess of $200,000 in each of the 2 most recently completed calendar years, or a joint annual adjusted gross income with my spouse in excess of $300,000 in each of those years, and I have a reasonable expectation of reaching the same income level in the current year, or (ii) with an individual net worth, or joint net worth with my spouse, exceeding $1,000,000 (excluding from such calculation the value of my primary residence) ; (B) one of the following entities with total assets in excess of $5,000,000 and was not formed for the specific purpose of acquiring units of the Fund:  (i) a corporation, partnership or limited liability company; Massachusetts or similar business trust, or an organization described in Section 501(c)(3) of the Code; (ii) a trust, other than a revocable trust, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000 and whose purchase is directed by either (i) a person having such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment or (ii) a bank, as defined in Section 3(a)(2) of the 1933 Act, or a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, as defined in Section 3(a)(5)(A) of the 1933 Act, in each case whether acting in its individual or fiduciary capacity; (iii) a bank, or any savings and loan association or other similar institution acting in its individual or fiduciary capacity; (iv) a broker or dealer registered pursuant to Section 15 of the 1934 Act; (v) an insurance company as defined in Section 2(13) of the 1933 Act; (vi) an investment company or a business development company under the 1940 Act; (vii) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or (viii) an "employee benefit plan" (as defined in Section 3(3) of ERISA) whose investment decision is being made by a plan fiduciary, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan whose total assets are in excess of $5,000,000, or a self-directed employee benefit plan whose investment decisions are made solely by persons that are "accredited investors:' or (C) an entity as to which all the equity owners are "accredited investors."

If I am a natural person relying upon clause (A)(ii) above, I certify that (a) if the amount of such indebtedness outstanding as of the applicable Closing Date exceeds the estimated fair market value of my primary residence as of the date hereof, then I treated such excess as a liability for purposes of determining my net worth and (b) if the amount of such indebtedness outstanding as of the date hereof exceeds the amount of such indebtedness outstanding 60 days prior to the date hereof, other than as a result of my acquisition of the primary residence (e.g., as a result of additional borrowing under a home equity line of credit), then I treated the amount of such excess as a liability for purposes of determining my net worth.

I understand that it may be a violation of state and federal law for me to provide this certification if I know that it is not true.  I have read the prospectus of the Fund, including the investor qualification and investor suitability provisions contained therein.  I understand that an investment in the Fund involves a considerable amount of risk and that some or all of the investment may be lost.  I understand that an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the investment and should be viewed as a long-term investment.  I agree that the Fund may discuss my personal information and my investment in the Fund at any time with my then-current financial adviser.

I am aware of the Fund's limited provisions for transferability and withdrawal and have carefully read and understand the "Repurchases of Units and Transfers" provisions in the prospectus.
Under penalties of perjury, I certify that I am NOT (A) a non-resident alien or (B) a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code of 1986, as amended, including income tax regulations (the "Code")) for purposes of U.S. Federal income taxation.  I agree to notify the Fund within 30 days of the date that I become a foreign person or entity.  Under penalties of perjury, I certify that (1) my name, U.S. taxpayer identification number, home address (in the case of an individual) and business address (in the case of an entity), as they appear in your records, are true and correct, and (2) I am not subject to backup withholding because (a) I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (b) the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

If I am a Plan, an individual retirement account ("IRA") or another benefit plan investor (a "Benefit Plan"), I have consulted counsel as necessary concerning the propriety of making an investment in the Fund and its appropriateness under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and/or the Code, and the fiduciary executing this certification on behalf of the Benefit Plan (the "Fiduciary"), which for an IRA is the individual that established the IRA, represents and warrants in both its fiduciary and independent capacity that: A) the Fiduciary has considered the following items and has determined that an investment is consistent with the Fiduciary's responsibilities under ERISA: i) the Fiduciary's investment standards under ERISA in the context of the Benefit Plan's particular circumstances; ii) the permissibility of an investment under the documents governing the Benefit Plan and the Fiduciary; and iii) the risks associated with an investment and the fact that the Undersigned will be unable to redeem the investment except as set forth in the prospectus; and B) the Fiduciary: i) is solely responsible for the decision to invest; ii) is independent of the Fund, Central Park Advisers, LLC, the Directors, or any of their affiliates (collectively, the "Affiliates"); iii) is qualified to make such investment decision; and iv) in making such decision, has not relied as a primary basis for its decision to invest in the Fund on any advice or recommendation of the Affiliates.

I understand that the Fund and its affiliates are relying on the certification and agreements made herein in determining my qualification and suitability as an investor in the Fund. I understand that an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and agree to indemnify you and hold you harmless from any liability that you may incur as a result of this certification being untrue in any respect.

DIVIDEND REINVESTMENT
I understand that if I do not check the following box, all distributions for my account will be automatically reinvested in Units of the Fund:
☐ I do not wish to have any distributions reinvested in Units of the Fund (all distributions will be paid in cash)

ELECTRONIC DELIVERY
☐	By checking this box, I hereby consent to have all future Fund-related documents delivered to me electronically to the following e-mail address: ________________________

Your consent will apply to ALL Fund-related documents.  In giving your consent, please note that many of the documents will contain confidential information that is specific to your personal financial matters.  Regardless of the delivery method you select, the Fund will take reasonable precautions to ensure the integrity, confidentiality and security of the documents, but will not be liable for any interception.  If you consent to electronic delivery, each document will be delivered to you by sending you an e-mail that contains a copy of the document.  The Fund will use the e-mail address that is in its records.  Your initial consent noted above will take effect immediately and will remain in effect as long as you maintain an investment in the Fund or until you notify the Fund of a change.  You may revoke your consent to receive electronic delivery of documents or update your address at any time by notifying the Fund.  If you revoke your consent to receive electronic delivery, the Fund will begin to send paper copies of documents within 30 days of receiving your notice.  The Fund does not impose any additional charge for electronic delivery.

☐	Please check this box if this is an additional investment in the Fund.

The Internal Revenue Service does not require your consent to any provisions of this document other than the certifications (shown in bold typeface above) required to avoid backup withholding.

Account Number:	Investor Signature:	Date:
☐☐☐☐☐☐☐☐☐
Print Investor Name:
SSN/TAX ID Number:
☐☐ ☐☐☐☐☐ ☐☐	Joint Tenant Signature:
(If joint tenants, both must sign.)
Investor Address:
Print Name of Joint Tenant:

Print Advisory Firm Name:

Advisory Firm Telephone #:
* As used herein, "net worth" means the excess of total assets at fair market value, excluding the value of a natural person's primary residence, over total liabilities.

Appendix B

COMPOSITE PERFORMANCE INFORMATION OF YORK STRATEGIES

Certain Investment Funds managed by York Capital ("York Funds") will be available for investment by CPG York Event Driven Strategies, LLC (the "Fund").  The table below contains annual performance information for the following six hedge fund strategies – Asia, Credit; Europe, Europe-Focus, Multi-Strategy and Select (each, a "York Strategy") – in which the Fund currently anticipates investing.  The Fund may not invest in any of the York Strategies and may invest in other strategies.

The table should be read in conjunction with the notes that follow.  Past performance does not guarantee future results.  The composite results for the York Strategies do not reflect the Fund's fees and expenses.  Had the Fund's fees and expenses been included, the returns for the York Strategies would have been lower.

Future investments will be made under different economic conditions and will include different investments.  In addition, future investments made by the York Funds may be subject to potential regulatory or tax-related investment limitations.  Personnel of York Capital responsible for investments have changed and may change in the future.  Prospective investors in the Fund should not assume that they will experience performance comparable to that set forth below.

The performance information presented below was prepared and supplied by York Capital, is intended solely for presentation in this Appendix to the Fund's prospectus, and may not be redistributed other than in the Fund's prospectus and with the notes that follow as approved by York Capital for inclusion herein.

COMPOSITE STRATEGY PERFORMANCE

	Asia	Credit	Europe	Europe-Focus	Multi-Strategy	Select

1991					7.37%
1992					36.38%
1993					33.84%
1994					7.91%
1995					27.41%
1996					12.91%	24.76%
1997					31.03%	43.06%
1998					5.32%	5.66%
1999					26.83%	67.28%
2000					12.88%	18.30%
2001		32.97%			5.09%	10.48%
2002		-3.88%			-8.14%	-6.92%
2003		51.60%			31.89%	38.14%
2004		37.77%	26.76%		18.36%	31.74%
2005		8.01%	14.90%		5.62%	4.50%
2006	42.09%	18.44%	14.09%		13.03%	17.54%
2007	31.59%	25.16%	12.22%	18.68%	19.77%	21.31%
2008	-29.41%	-15.07%	-27.20%	-23.07%	-27.39%	-43.79%
2009	21.81%	37.29%	29.08%	46.69%	43.50%	83.64%
2010	12.82%	10.95%	6.62%	10.68%	6.80%	15.99%
2011	-6.80%	-2.25%	-7.06%	-9.23%	-8.45%	-18.90%
2012	10.09%	18.77%	10.35%	15.64%	13.70%	12.13%
2013	13.58%	15.41%	12.20%	17.45%	18.94%	38.77%
2014	8.99%	2.98%	5.82%	5.53%	6.57%	8.61%
2015	[___] %	[___] %	[___] %	[___] %	[___] %	[___] %

NOTES:

1.
The performance information presented in the table above for each York Strategy is a composite of the performance of certain share classes of the U.S. and non-U.S. domiciled Investment Funds managed pursuant to such York Strategy. The performance information set forth above does not include any returns generated by any (i) separately managed accounts or "funds of one" managed or advised by York Capital (each, a "separate account"), (ii) UCITS (Undertakings for Collective Investment in Transferable Securities regulated in the European Union) sub-funds advised by York Capital or (iii) vehicles formed on behalf of a York Capital employee or in connection with a York Capital employee's estate or tax planning. Separate accounts and UCITS sub-funds have been excluded because each separate account and UCITS sub-fund is subject to investment guidelines or limitations that are not applicable to the Investment Funds and/or has substantially different liquidity than the Investment Funds contained within the respective York Strategies, and therefore are not deemed by York to have investment objectives, policies and strategies that are substantially similar to the respective York Strategies.

2.
Except as described below, the information presented in the table above for each York Strategy is a composite of the performance of the outstanding class/sub-class of shares, units or limited partnership interests, as applicable (each, a "share class"), of each Investment Fund contained within such York Strategy that was subject to the highest management fees (2.0% per annum unless noted otherwise) and the highest incentive allocations or incentive fees (20% of net profits, subject to a customary high watermark) charged within such Investment Fund during the applicable periods. In select instances, share classes have been established for specific groups of similarly situated investors (such as private wealth management clients of a particular bank) and are subject to management fees in excess of 2.0% per annum; however, the performance of such higher fee share classes has been excluded from the composite because the Fund will not invest in any of such classes. In the case of master-feeder structures, the performance of the relevant share classes of the feeder funds was utilized in the composite.

3.
For each York Strategy, there are multiple Investment Funds managed pursuant to such York Strategy. The number of applicable Investment Funds contained within a York Strategy may vary over time for such strategy and generally ranges from one to four, depending on when the relevant Investment Funds launched or utilized the particular York Strategy. Each Investment Fund has one or more share classes, the number of which may vary over time.

4.
During certain periods, there was no share class in one or more of the Investment Funds managed pursuant to a particular York Strategy that was subject to management fees of 2.0% per annum, and the share class included within the composite was subject to a lower management fee rate, as follows: (1) 1.5% per annum for all share classes in the Credit Strategy included in the composite performance prior to July 2002 and for one of the two included share classes of the Investment Funds contained within the Credit Strategy in July 2002; (2) 1.5% per annum for all included share classes in the Euro Strategy prior to February 2005; (3)(a) 1.0% per annum for all included share classes in the Multi-Strategy Strategy prior to March 1994, (b) for one of the two or three included share classes of the Investment Funds contained within the Multi-Strategy Strategy from April 1994 to December 2005, and (c) 1.5% per annum for one of the two included share classes of the Investment Funds contained within the Multi-Strategy Strategy from January 2006 to August 2006; and (4) 1.5% per annum for all included share classes in the Select Strategy prior to January 2001 and for one of the two included share classes of the Investment Funds contained within the Select Strategy from January 2001 to December 2001.

5.
Investors in the Fund will be subject to additional fees and expenses incurred at the Fund level, and the net returns of an Investor in the Fund will be reduced by such Fund-level fees and expenses. No adjustments have been made to the figures included in the table to reflect any anticipated Fund-level fees and expenses.

6.
The annual composite performance of each York Strategy for 2002 and each subsequent year, and of the Credit Strategy for 2001, represents the net returns of the relevant share classes of the Investment Funds contained within such York Strategy from January 1 (or the inception date, if later) to December 31 of such year, calculated using the compounded monthly asset-weighted net returns of such share classes, rounded to the nearest 10 basis points. The annual composite performance information of the Multi-Strategy and Select Strategies for each year prior to 2002 represents the net returns of the relevant share classes from January 1 (or the inception date, if later) to December 31 of such year, calculated using the arithmetic averages of the annual net returns, rounded to the nearest 10 basis points, of such share classes.  In the case where a new share class commenced investment activities intra-month, the first month that is included is the immediately following month (i.e., the first full month of performance). In cases where a new share class launched within an Investment Fund during a year had a higher management fee rate than the then outstanding share classes within such hedge fund, such new share class is utilized in the composite beginning with the month of its launch. The performance shown for each York Strategy for 2015 is its composite performance during the [___] months ending [_____], 2015.

7.
The respective inception dates for the York Strategies (i.e., the date that the first Investment Fund contained within each particular York Strategy commenced investment activities) are the first business days of the following months: April 2006 for Asia; February 2001 for Credit; January 2004 for Europe; January 2007 for Europe-Focus; October 1991 for Multi-Strategy; and January 1996 for Select.

8.
Returns are calculated on a total return basis and include all realized and unrealized gains and losses, dividends, distributions and interest received, and accrued income. The figures are net of all actual operating and other expenses (such as brokerage commissions, other investment-related expenses and professional fees), management fees and incentive allocations (or incentive fees, where applicable) charged to the applicable share classes. The figures are not reduced by withdrawal/redemption fees that may have been charged with respect to early withdrawals/redemptions by particular investors within a share class prior to the end of an applicable lock-up period.

9.
The exposures or other characteristics of the York Strategies do not purport to address the financial objectives, situation or specific needs of the Fund or any individual investor who may invest in the Fund. Moreover, other factors might make the information provided less than comprehensive and, as such, this material should not be relied upon as the sole basis for making any investment decision. Nothing presented here should be deemed to constitute an offer to sell or the solicitation of an offer to buy any interest in any Investment Fund managed pursuant to any York Strategy.

10.
The performance results shown in the table above represents past performance of the York Strategies. Past performance does not guarantee future results. Current performance may be higher or lower than the results shown. The table above presents historical composite performance, and therefore the information presented differs from the performance information included in the reports delivered to investors in the applicable Investment Funds. An investor in the Fund will not invest directly in any York Strategy (or in any Investment Fund managed by York Capital pursuant to any York Strategy). The net returns of an investor in the Fund will reflect the Fund's allocation of assets among the York Strategies and will be reduced by fees and expenses incurred at the Fund level.

11.
Investments in alternative strategies, such as hedge funds like the Investment Funds managed by York Capital, are speculative and risks include, among other things: (i) loss of all or a substantial portion of the investment due to leveraging, short selling, use of derivatives or other speculative practices, (ii) incentives to make investments that are riskier or more speculative due to performance based compensation, (iii) lack of liquidity as there may be no secondary market for hedge fund interests and none is expected to develop, (iv) volatility of returns, (v) restrictions on transfer, (vi) potential lack of diversification and resulting higher risk due to concentration, (vii) associated fees and expenses that may offset profits, (viii) no requirement to provide periodic pricing or valuation information to investors, (ix) complex tax structures and delays in distributing important tax information and (x) fewer regulatory requirements than registered funds.  Accordingly, the Fund may incur investment losses.

The information in this Statement of Additional Information is not complete and may be changed.  These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective.  The Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, dated October 20, 2015

STATEMENT OF ADDITIONAL INFORMATION

CPG YORK EVENT DRIVEN STRATEGIES, LLC

805 Third Avenue 18th Floor New York, NY 10022 (212) 317-9200

______, 2015

This Statement of Additional Information ("SAI") is not a prospectus.  This SAI relates to, and should be read in conjunction with, the prospectus of CPG York Event Driven Strategies, LLC (the "Fund"), dated ________, 2015 (the "Prospectus").  A copy of the prospectus may be obtained by contacting the Fund at the telephone number or address set forth above.  Defined terms used herein, and not otherwise defined herein, have the same meanings as in the Prospectus.

____________________________

The Fund is not sponsored, endorsed, sold or promoted by York Capital Management Global Advisors, LLC or any of its affiliates (“York Capital”).  York Capital makes no representation or warranty, express or implied, to the owners of Units or any other person regarding the advisability of investing in the Fund.  Certain information in the Prospectus and this SAI relating to York Capital and the underlying funds managed by York Capital has been derived by the Fund from materials furnished by York Capital.  York Capital makes no representation regarding, and expressly disclaims any liability or responsibility to any recipient of the Prospectus or this SAI for, such information or any other information set forth herein.  The historical investment performance of any funds managed by York Capital set forth in the Prospectus or any appendix thereto or this SAI provides no assurance of the future performance of such underlying York Capital funds or of the performance of the Fund.  Further, York Capital has no obligation or duty to take the needs of the owners of Units into consideration when managing the underlying York Capital funds.

TABLE OF CONTENTS

Page

INVESTMENT POLICIES AND PRACTICES	1
REPURCHASES AND TRANSFERS OF UNITS	7
MANAGEMENT OF THE FUND	8
CONFLICTS OF INTEREST	16
PROXY VOTING POLICIES AND PROCEDURES	17
TAX ASPECTS	18
BROKERAGE	27
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL	28
CUSTODIAN	28
FINANCIAL STATEMENTS	28

INVESTMENT POLICIES AND PRACTICES

The Fund is a non-diversified, closed-end management investment company.  The Fund was organized as a Delaware limited liability company on July 29, 2015.  The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund's investment strategies, are set forth in the Prospectus.  Certain additional investment information is set forth below.

Fundamental Policies

The Fund's stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund are listed below.  For the purposes of this SAI, "majority of the outstanding voting securities of the Fund" means the vote, at an annual or special meeting of Investors, duly called, (a) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less.  The Fund may not:

●
Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act") (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets, including the value of the assets purchased with the proceeds of its indebtedness).

●
Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund's total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund's total assets).

●
Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act") in connection with the disposition of its portfolio securities.

●
Make loans, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies or as otherwise permitted under the 1940 Act.

●
Purchase, hold or deal in real estate, except that it may invest in securities or other instruments that are secured by real estate, or securities of companies that invest or deal in real estate or interests in real estate or are engaged in a real estate business.

●
Invest in commodities or commodity contracts, except that it may purchase and sell foreign currency, options, futures and forward contracts, including those related to indexes, and options on indexes and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

●
Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, except that U.S. Government securities may be purchased without limitation.  For purposes of this investment restriction, the Investment Funds are not considered part of an industry.  The Fund may invest in Investment Funds that may concentrate their assets in one or more industries.  The Fund will consider the concentration of the Investment Funds in determining compliance with this policy.

With respect to these investment restrictions, other than as respects borrowing, and other policies described in this SAI or the Prospectus, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.  The types of securities or investment techniques that may be employed by the Fund in accordance with the 1940 Act, which may give rise to senior securities within the meaning of the 1940 Act (among other reasons, to the extent they are not "covered," or assets are not "segregated" in respect of the portion, within the meaning of the 1940 Act) include:  short sales, certain options, futures and forward and swap contracts.

The fundamental policies described above apply only to the Fund; the Investment Funds are not subject to these fundamental policies.

The Fund's investment objective is fundamental and may not be changed without the vote of a majority of the Fund's outstanding voting securities.

Certain Portfolio Securities and Other Operating Policies

As discussed in the Prospectus, the Fund presently intends to invest its assets predominantly in a portfolio of private alternative investment funds ("Investment Funds") sponsored by York Capital Management Global Advisors, LLC, which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), or its affiliates ("York Capital") that pursue an event driven strategy.  Each Investment Fund is managed by the general partner or manager of the Investment Fund (such general partner or manager in respect of any Investment Fund being hereinafter referred to as the "Investment Fund Manager" of such Investment Fund) under the direction of the portfolio managers or investment teams selected by the Investment Fund Manager.  "Alternative" investment strategies refers to a class of investment strategies that are managed generally without reference to the performance of equity, debt and other markets.  Alternative investment strategies differ from "relative return strategies," which generally seek to outperform a corresponding benchmark equity or fixed-income index.  No assurance can be given that Fund's investment program, will be successful.  The Fund's investment adviser is Central Park Advisers, LLC (the "Adviser").  The Adviser is responsible for allocating the Fund's assets among various Investment Funds, subject to policies adopted by the Fund's Board of Directors.  Additional information regarding the types of securities and financial instruments in which Investment Fund Managers may invest the assets of the Investment Funds, and certain of the investment techniques that may be used by Investment Fund Managers, are set forth below.

Non-U.S. Securities

Investment Funds may invest in equity and fixed-income securities of non-U.S. issuers and in depositary receipts, such as American Depositary Receipts ("ADRs"), that represent an indirect interest in securities of non-U.S. issuers.  Non-U.S. securities in which an Investment Fund invests may be listed on non-U.S. securities exchanges, traded in non-U.S. over-the-counter markets, or purchased in private placements and not be publicly traded.  Investments in non-U.S. securities are affected by risk factors generally not thought to be present in the U.S.

Investment Funds are not required to hedge against non-U.S. currency risks, including the risk of changing currency exchange rates, which could reduce the value of non-U.S. currency denominated portfolio securities irrespective of the underlying investment.  However, from time to time, an Investment Fund may enter into forward currency exchange contracts ("forward contracts") for hedging purposes or speculative purposes to pursue its investment objective.  Forward contracts are transactions involving the Investment Fund's obligation to purchase or sell a specific currency at a future date at a specified price.  Forward contracts may be used by the Investment Fund for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when the Investment Fund anticipates purchasing or selling a non-U.S. security.  This technique would allow the Investment Fund to "lock in" the U.S. dollar price of the security.  Forward contracts also may be used to attempt to protect the value of the Investment Fund's existing holdings of non-U.S. securities.  There may be, however, imperfect correlation between the Investment Fund's non-U.S. securities holdings and the forward contracts entered into with respect to such holdings.  Forward contracts also may be used for speculative purposes to pursue the Fund's or an Investment Fund's investment objective, such as when an Investment Fund Manager anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Fund's or Investment Fund's investment portfolio.

Commodities

Some Investment Funds may invest directly in commodities, rather than gaining exposure to commodities markets by investing in futures contracts.  Unlike financial instruments, there are costs of physical storage associated with purchasing a commodity, which would not be associated with a futures contract for the same commodity.  To the extent that these storage costs relating to a commodity change while the Investment Fund is invested directly in that commodity, the value of the Investment Fund's investment in that commodity may change accordingly.  The value of a commodity is subject to additional risk factors, such as drought, floods, weather, livestock disease, embargoes and tariffs, which may have a significant impact on commodity prices.  These variables may create additional investment risks that subject commodity investments by an Investment Fund to greater volatility than traditional security investments.

Money Market Instruments

The Fund or an Investment Fund may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments and money market mutual funds, or hold cash or cash equivalents in such amounts as the Adviser or Investment Fund Manager deems appropriate under the circumstances.  In addition, the Fund or an Investment Fund may invest in these instruments pending allocation of its respective offering proceeds.  Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Special Investment Techniques

Investment Funds may use a variety of special investment instruments and techniques to hedge against various risks or other factors and variables that may affect the values of the Investment Funds' portfolio securities.  Investment Funds may also use these techniques, including the use of derivative transactions, for speculative purposes in pursuing their respective investment objectives.  The Investment Funds may employ different techniques over time, as new instruments and techniques are introduced or as a result of regulatory developments.  Some special investment techniques that Investment Funds may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes.  A hedging transaction may not perform as anticipated, and an Investment Fund may suffer losses as a result of its hedging activities.

Derivatives, Generally.  Investment Funds may engage in transactions involving options, futures and other derivative financial instruments.  Derivatives can be volatile and involve various types and degrees of risk.  By using derivatives, Investment Funds may be permitted to increase or decrease the level of risk, or change the character of the risk, to which their portfolios are exposed.

A small investment in derivatives could have a substantial impact on an Investment Fund's performance.  The market for many derivatives is, or suddenly can become, illiquid.  Changes in liquidity may result in significant and rapid changes in the prices for derivatives.  If an Investment Fund were to invest in derivatives at an inopportune time, or the Investment Fund Manager evaluates market conditions incorrectly, the Investment Fund's derivative investment could negatively impact the Investment Fund's return, or result in a loss.  In addition, an Investment Fund could experience a loss if its derivatives were poorly correlated with its other investments, or if the Investment Fund were unable to liquidate its position because of an illiquid secondary market.

Options and Futures.  Investment Funds may engage in the use of options and futures contracts, so-called "synthetic" options, including options on baskets of specific securities, or other derivative instruments written by broker-dealers or other financial intermediaries.  These transactions may be effected on securities exchanges or in the over-the-counter market, or they may be negotiated directly with counterparties.  In cases where instruments are purchased over-the-counter or negotiated directly with counterparties, an Investment Fund is subject to the risk that the counterparty will be unable or unwilling to perform its obligations under the contract.  These transactions may also be illiquid and, if so, it might be difficult to close out an Investment Fund's position.

An Investment Fund may purchase call and put options on specific securities.  An Investment Fund may also write and sell covered or uncovered call and put options for both hedging purposes and speculative purposes to pursue the Investment Fund's investment objectives.  A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated price at any time before the option expires.  Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated price at any time before the option expires.

In a covered call option, an Investment Fund owns the underlying security.  The sale of such an option exposes the Investment Fund to a potential loss of opportunity to realize appreciation in the market price of the underlying security during the term of the option.  Using covered call options might expose an Investment Fund to other risks, as well.  For example, an Investment Fund might be required to continue holding a security that the Investment Fund might otherwise have sold to protect against depreciation in the market price of the security.

In a covered put option, cash or liquid securities are placed in a segregated account on an Investment Fund's books.  The sale of such an option exposes the seller, during the term of the option, to a decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets.

When writing options, an Investment Fund may close its position by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security.  If the amount paid to purchase an option is less or more than the amount received from the sale, the Investment Fund will, accordingly, realize a profit or loss.  To close out a position as a purchaser of an option, the Investment Fund would liquidate the position by selling the option previously purchased.

The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") by Investment Funds could cause the Fund to be a commodity pool, which would require the Fund to comply with certain rules of the CFTC.  On February 9, 2012, the CFTC adopted rule amendments to the permissible exemptions, and to the conditions for reliance on the permissible exemptions, from registration as a commodity pool operator, thus narrowing an exclusion from the definition of "commodity pool operator" traditionally relied upon by registered investment companies.  Pursuant to such rule amendments, the Fund only may invest in commodity futures, commodity options contracts and commodity-related swaps, so long as the aggregate amount of initial margin and premiums required to establish such positions, other than for bona fide hedging purposes, does not exceed 5% of the Fund's net asset value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, does not exceed 100% of the Fund's net asset value (after taking into account unrealized profits and unrealized losses on any such positions) (the "de minimis thresholds").

The Fund intends to claim an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "CEA") and, therefore, will not subject to registration or regulation as a commodity pool operator under the CEA.  There is no assurance, however, that the Fund will continue to be eligible for such exemption.  The amendments to Regulation 4.5 under the CEA may require the Fund to operate subject to applicable CFTC registration, disclosure and operational requirements.  Additionally, compliance with these requirements may increase Fund expenses.  The CFTC, however, has not yet proposed any guidance regarding the application of the de minimis thresholds to fund-of-funds operators.  The implications of compliance with the amendments to Regulation 4.5, therefore, are still uncertain.  The Fund and the Adviser will continue to analyze the nature and extent of the potential impact of these rule changes.  On January 1, 2013, the Adviser became registered with the CFTC as a commodity pool operator.

Investment Funds may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States.  Foreign markets may offer advantages, such as trading opportunities or arbitrage possibilities not available in the United States, but they also may subject the Investment Funds to greater risk than domestic markets.  For example, common clearing facilities may not exist in markets where foreign exchanges are the principal markets, and investors may look only to the broker to perform the contract.  Adverse changes in the exchange rate could eliminate any profits that might be realized in trading, or a loss could be incurred as a result of those changes.  Transactions on foreign exchanges may include both commodities traded on domestic exchanges and those that are not.  Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Engaging in these transactions involves risk of loss, which could adversely affect the value of the Fund's net assets.  No assurance can be made that a liquid market will exist for any particular futures contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit, or trading may be suspended for specified periods during the trading day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions, and potentially subjecting an Investment Fund to substantial losses.

Successful use of futures also is subject to an Investment Fund Manager's ability to correctly predict movements in the relevant market.  To the extent that a transaction is entered into for hedging purposes, successful use is also subject to an Investment Fund Manager's ability to evaluate the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

An Investment Fund may also purchase and sell stock index futures contracts.  A stock index futures contract obligates an Investment Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract, multiplied by the difference between the settlement price of the contract on the contract's last trading day, and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day.  An Investment Fund may purchase and sell interest rate futures contracts, which represent obligations to purchase or sell an amount of a specific debt security at a future date at a specific price.  In addition, an Investment Fund may purchase and sell currency futures or commodity futures.  A currency future creates an obligation to purchase or sell an amount of a specific currency at a future date at a specific price.  A commodity future creates an obligation to purchase or sell an amount of a specific commodity at a future date at a specific price.

Options on Securities Indexes.  An Investment Fund may purchase and sell call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging or speculative purposes.  A stock index fluctuates with changes in the market values of the stocks included in the index.  Accordingly, successful use of options on stock indexes will be subject to the relevant Investment Fund Manager's ability to correctly evaluate movements in the stock market generally, or of a particular industry or market segment.

Swap Agreements.  An Investment Fund may enter into a variety of swap agreements, including equity, interest rate, and index and currency rate swap agreements.  An Investment Fund is not limited to any particular form of swap agreement if the relevant Investment Fund Manager determines that other forms are consistent with that Investment Fund's investment objectives and policies.  Swap agreements are contracts entered into by two parties (primarily institutional investors) for periods ranging from a few weeks to more than a year.  In a standard swap transaction, the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.  Additional forms of swap agreements include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap;" (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor;" and (iii) interest rate collars, under which a party sells a cap and purchases a floor (or vice versa) in an attempt to protect itself against interest rate movements exceeding certain minimum or maximum levels.

Generally, an Investment Fund's obligations (or rights) under a swap agreement will be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by the parties.  The risk of loss is limited to the net amount of interest payments that a party is contractually required to make.  As such, if the counterparty to a swap defaults, an Investment Fund's risk of loss consists of the net amount of payments that it is entitled to receive.

When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in securities prices and interest rates, an Investment Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis.  This means that delivery and payment occur a number of days after the date of the commitment to purchase.  The payment obligation and the interest rate receivable with respect to such purchases are determined when the Investment Fund enters into the commitment, but the Investment Fund does not make payment until it receives delivery from the counterparty.  An Investment Fund may, if it is deemed advisable, sell the securities after it commits to a purchase but before delivery and settlement takes place.

Securities purchased on a forward commitment, when-issued or delayed delivery basis are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes (either real or anticipated) in the level of interest rates.  Purchasing securities on a when-issued or delayed delivery basis can present the risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.  Purchasing securities on a forward commitment, when-issued or delayed delivery basis when an Investment Fund is fully, or almost fully invested, results in a form of leverage and may cause greater fluctuation in the value of the net assets of an Investment Fund.  In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered, and that the purchaser of securities sold by an Investment Fund on a forward basis will not honor its purchase obligation.  In such cases, the Investment Fund may incur a loss.

REPURCHASES AND TRANSFERS OF UNITS

Repurchase Offers

As discussed in the Prospectus, offers to repurchase Units will be made by the Fund at such times and on such terms as may be determined by the Fund's Board of Directors (the "Board"), in its sole discretion in accordance with the provisions of applicable law.  In determining whether the Fund should repurchase Units from Investors of the Fund pursuant to written tenders, the Fund's Board will consider the recommendation of the Adviser.  The Board also will consider various factors, including but not limited to those listed in the Prospectus, in making its determinations.

The Board will cause the Fund to make offers to repurchase Units from Investors pursuant to written tenders only on terms that the Board determines to be fair to the Fund, and fair to all Investors.  When the Board determines that the Fund will repurchase Units, Investors will be provided with a notice describing the terms of the repurchase offer, and containing information Investors should consider in deciding whether and how to participate in such an offer.  Investors who are considering whether to tender their Units during the period that a repurchase offer is open may obtain an estimated net asset value of their Units from UMB Fund Services, Inc., the administrator for the Fund (the "Administrator"), during such period.  If a repurchase offer is oversubscribed by Investors, the Fund may repurchase only a pro rata portion of the Units tendered by each Investor, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law.

The Fund may, for the purpose of paying for repurchased Units, be required to liquidate portfolio holdings earlier than the Adviser would otherwise have liquidated these holdings.  Such liquidations may result in losses, and may increase the Fund's portfolio turnover.

Involuntary Repurchases

The Fund may, at any time, repurchase from investors involuntarily Units at their then net asset value in accordance with the LLC Agreement and Section 23 of the 1940 Act any applicable rules thereunder.

The Adviser may tender for repurchase in connection with any repurchase offer made by the Fund Units that it holds in its capacity as an Investor.

Transfers of Units

No person may become a substituted Investor without the written consent of the Board, which consent may be withheld for any reason in the Board's sole and absolute discretion.  Units may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of an Investor or (ii) with the written consent of the Board, which may be withheld in its sole and absolute discretion.  The Board may, in its discretion, delegate to the Adviser its authority to consent to transfers of Units.  Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to Investor eligibility and suitability.  This means that evidence must be presented that the Units to be transferred will be acquired directly or indirectly for the account of an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

Each Investor and transferee is required to pay all expenses, including attorneys and accountants fees, incurred by the Fund in connection with such transfer.

MANAGEMENT OF THE FUND

Subject to the requirements of the 1940 Act, the business and affairs of the Fund shall be managed under the direction of the Board.  The Board shall have the right, power and authority, on behalf of the Fund and in its name, to  do all things necessary and proper to carry out its duties under the LLC Agreement.  It is intended that, except to the extent otherwise expressly provided herein, (i) each Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation, and (ii) each Independent Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an "interested person" of such company as such term is defined in the 1940 Act.  No Director shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Director's authority as delegated by the Board.  The Board may delegate the management of the Fund's day-to-day operations to one or more officers or other persons (including, without limitation, the Adviser and the Administrator), subject to the investment objective and policies of the Fund and to the oversight of the Board.  During any period in which the Fund shall have no Directors, the Adviser shall continue to serve as investment adviser to the Fund and the Administrator shall continue to provide administrative services to the Fund.

Board's Oversight Role in Management

The Board's role in management of the Fund is oversight.  As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Adviser, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk).  As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Adviser's senior managerial and financial officers, the Fund's and the Adviser's Chief Compliance Officer and portfolio management personnel.  The Board's Audit Committee, which consists of all of the Fund's Directors who are Independent Directors, meets during its scheduled meetings, and, as appropriate, the chair of the Audit Committee maintains contact with the Fund’s independent registered public accounting firm, the Fund’s Principal Accounting Officer and the Adviser's senior personnel.  The Board also receives periodic presentations from senior personnel of the Adviser regarding risk management generally, as well as information regarding specific operational, compliance or investment areas, such as business continuity, valuation and investment research.  The Board has adopted policies and procedures designed to address certain risks to the Fund.  In addition, the Adviser and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund.  Different processes, procedures and controls are employed with respect to different types of risks.  However, it is not possible to eliminate all of the risks applicable to the Fund.  The Board also receives reports from counsel to the Fund or the Board's own independent legal counsel regarding regulatory compliance and governance matters.  The Board's oversight role does not make the Board a guarantor of the Fund's investments or activities.

Information About Each Director's Experience, Qualifications, Attributes or Skills

Directors of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below.

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Trusteeships/ Directorships Held by Director Outside Fund Complex
INDEPENDENT DIRECTORS
[to come]	Term — Indefinite Length—Since Inception
[to come]	Term — Indefinite Length—Since Inception
[to come]	Term — Indefinite Length—Since Inception
INTERESTED DIRECTORS
Mitchell A. Tanzman (56) c/o Central Park Group, LLC 805 Third Avenue 18th Floor New York, NY 10022 Director and Principal Executive Officer	Term — Indefinite Length—Since Inception	Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group, LLC since 2006; Co-Head of UBS Financial Services' Alternative Investment Group (1998 - 2005) and Operating Committee Member of UBS Financial Services Inc. (2004 - 2005)	4	None
OFFICER(S) WHO ARE NOT DIRECTORS
Michael Mascis (48) c/o Central Park Group, LLC 805 Third Avenue 18th Floor New York, NY 10022 Principal Accounting Officer	Term — Indefinite Length—Since Inception	Chief Financial Officer of Central Park Group, LLC since 2006; First Vice President of UBS Financial Services Inc. (2002 - 2006)	N/A	N/A
[To Come] Chief Compliance Officer	Term — Indefinite Length—Since Inception	[To Come]	N/A	N/A

Additional information about each Director follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that the Director possesses which the Board believes have prepared them to be effective Board members.  The Board believes that the significance of each Director's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the board level, with no single Director, or particular factor, being indicative of board effectiveness.  Each Director believes that collectively the Directors have balanced and diverse experience, skills, attributes and qualifications that allow the Board to operate effectively in governing the Fund and protecting the interests of Investors.  Among the attributes common to all Directors is their ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; each Director believes that each member satisfies this standard.  Experience relevant to having this ability may be achieved through a Director's educational background; business, professional training or practice (e.g., accounting or securities), public service or academic positions; experience from service as a board member (including the Boards of other funds in the Fund Complex); and other life experiences.  The charter for the Board's Nominating Committee contains certain other factors considered by the Committee in identifying and evaluating potential nominees.  To assist them in evaluating matters under federal and state law, the Directors are counseled by their own independent legal counsel, who participates in the Board's meetings and interacts with the Adviser, and also may benefit from information provided by counsel to the Fund; Board and Fund counsel have significant experience advising funds and fund board members.  The Board and its committees have the ability to engage other experts as appropriate.  The Board evaluates its performance on an annual basis.

●	[to come]

●	[to come]

●	[to come]

●
Mitchell A. Tanzman – In addition to serving as a Board member of each fund in the Central Park Group fund complex, Mr. Tanzman is a founding partner of Central Park Group and has over 25 years experience in alternative investments, including fund-of-funds portfolio management.  Mr. Tanzman serves as Chair of the Investment Committee of the Board of Trustees of Emory University and is a member of its Executive Committee.  He also is a contributing author of "Hedge Funds," edited by Lederman and Klein.  Prior to forming Central Park Group in 2006, he served as Co-Head of UBS Financial Services Alternative Investment Group and was a member of that firm's Operating Committee.  Before joining UBS, Mr. Tanzman worked in Oppenheimer & Co.'s asset management group, and ultimately co-managed the company's alternative investment department and was a member of the company's Management Committee.  Mr. Tanzman began his career at Stroock & Stroock & Lavan LLP as an attorney specializing in investment companies and advisory services.  Mr. Tanzman received his B.A. from Emory University and his J.D. from the University of Chicago Law School.

The Directors serve on the Board for terms of indefinite duration.  A Director's position in that capacity will terminate if such Director is removed, resigns or is subject to various disabling events such as death or incapacity.  A Director may resign upon 90 days' prior written notice to the other Directors, subject to waiver of notice, and may be removed either by vote of two-thirds of the Directors not subject to the removal vote or vote of the Investors holding not less than two-thirds of the total number of votes eligible to be cast by all Investors.  In the event of any vacancy in the position of a Director, the remaining Directors may appoint an individual to serve as a Director, so long as immediately after such appointment at least two-thirds of the Directors then serving would have been elected by the Investors.  The Directors may call a meeting of Investors to fill any vacancy in the position of a Director and must do so within 60 days after any date on which Directors who were elected by the Investors cease to constitute a majority of the Directors then serving.  If no Director remains to manage the business of the Fund, the Adviser may manage and control the Fund but must convene a meeting of Investors within 60 days for the purpose of either electing new Directors or dissolving the Fund.

The only standing committees of the Board are the Audit Committee and the Nominating Committee.  The current members of the Audit Committee are [to come], constituting all of the Independent Directors.  [to come] is currently the Chair of the Audit Committee.  The function of the Audit Committee, pursuant to its adopted written charter, is:  (i) to oversee the Fund's accounting and financial reporting processes, the audits of the Fund's financial statements and the Fund's internal controls over, among other things, financial reporting and disclosure controls and procedures; (ii) to oversee or assist in Board oversight of the integrity of the Fund's financial statements, and the Fund's compliance with legal and regulatory requirements; and (iii) to approve, prior to appointment, the engagement of the Fund's independent registered public accounting firm and review the independent registered public accounting firm's qualifications, independence and performance.

The current members of the Nominating Committee are [to come], constituting all of the Independent Directors.  [to come] is currently the Chair of the Nominating Committee.  The function of the Nominating Committee, pursuant to its adopted written charter, is to select and nominate persons for election as Directors of the Fund.  The Nominating Committee reviews and considers, as it deems appropriate after taking into account, among other things, the factors listed in its charter, nominations of potential Directors made by Fund management and by Fund Investors who have sent to [to come], such nominations, which include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, including without limitation the biographical information and the qualifications of the proposed nominees.  Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected, and such additional information must be provided regarding the recommended nominee as is reasonably requested by the Nominating Committee.  The Nominating Committee meets as is necessary or appropriate.

As of [_________], 2015, none of the Directors owned Fund Units.  For each Director, the dollar range of equity securities beneficially owned by each Director in the Fund Complex for the calendar year ended December 31, 2014, is set forth in the table below.

Name of Director	Dollar Range of Equity Securities of the Fund	Aggregate Dollar Range of Equity Securities of All Registered Investment Companies Overseen by the Director in the Fund Complex
[to come]	None	None
[to come]	None	None
[to come]	None	None
Mitchell A. Tanzman	None	Over $100,000

As of December 31, 2014, none of the Independent Directors or their immediate family members owned beneficially or of record securities of the Adviser, Foreside Fund Services, LLC, the distributor of the Fund's Units (the "Distributor"), or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or Distributor.

Compensation

Name and Position with Fund	Aggregate Compensation from the Fund For the Fiscal Year Ending March 31, 2016*	Total Compensation from Fund and Fund Complex Paid to Directors For the Fiscal Year Ending March 31, 2016*
[to come]	$[______]	$[______] [_]**
Director
[to come]	$[______]	$[______] [_]**
Director
[to come]	$[______]	$[______] [_]**
Director

*	Estimated for the fiscal year ending March 31, 2016.
**	Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund.

The Independent Directors are paid by the Fund an annual retainer of $[_____], per meeting fees of $[___], and $[___] per telephonic meeting.  All Directors are reimbursed for their reasonable out-of-pocket expenses.  The Directors do not receive any pension or retirement benefits from the Fund.

Codes of Ethics

Each of the Fund and the Adviser has adopted a code of ethics under Rule 17j-1 under the 1940 Act (collectively the "Codes of Ethics").  Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by covered personnel ("Access Persons").  The Codes of Ethics apply to the Fund and permit Access Persons to, subject to certain restrictions, invest in securities, including securities that may be purchased or held by the Fund.  Under the Codes of Ethics, Access Persons may engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes.  In addition, certain Access Persons are required to obtain approval before investing in initial public offerings, private placements or certain other securities.  The Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.  The Codes of Ethics are available on the EDGAR database on the SEC's website at www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549-0102.

Investment Advisory and Distribution Agreements

The Adviser

The Directors have engaged the Adviser to provide investment advice to, and manage the day-to-day business and affairs of, the Fund, in each case under the ultimate supervision of, and subject to any policies established by, the Board pursuant to an investment advisory agreement entered into between the Fund and the Adviser (the "Investment Advisory Agreement").

Pursuant to the Investment Advisory Agreement, the Adviser is responsible for the allocation of the Fund's assets among the Investment Funds, subject to policies adopted by the Board of Directors.  The Adviser may reallocate the Fund's assets among Investment Funds, terminate relationships with Investment Funds and select additional Investment Funds, subject in each case to the ultimate supervision of, and any policies established by, the Board of Directors.  The Adviser also provides, or arranges at its expense, for certain management and administrative services for the Fund.  Some of those services include providing support services, maintaining and preserving certain records, and preparing and filing various materials with state and U.S. federal regulators.

The Adviser is a wholly owned subsidiary of Central Park Group, LLC ("Central Park Group") and is registered as an investment adviser under the Advisers Act.  Under the control of Mr. Mitchell Tanzman and Mr. Gregory Brousseau, the Adviser is an independent investment advisory firm specializing in the development and management of alternative investment offerings.

Founded in 2006, Central Park Group offers a broad range of investments managed by private equity, hedge fund, real estate and funds-of-funds sponsors.  Central Park Group's founding partners have significant experience across the spectrum of alternative investments and traditional asset management.  For over 25 years, they sourced, created, managed and distributed private equity funds, hedge funds, real estate opportunity funds, crossover funds and funds-of-funds that seek to offer clients attractive risk-adjusted performance in diverse strategies, asset classes and sectors, and have invested more than $13.5 billion in over 175 funds, including $2.5 billion in hedge funds-of-funds and more than $3.5 billion in private equity access vehicles.

Pursuant to the Investment Advisory Agreement, the Adviser is responsible, subject to the supervision of the Directors, for formulating a continuing investment program for the Fund.  The Investment Advisory Agreement was initially approved by the Fund's full Board and by the Independent Directors at a meeting held in person on [_______], 2015, and also was approved on such date by the then sole Investor of the Fund.  The Investment Advisory Agreement has an initial term that expires two years after the Fund commences investment operations.  Thereafter, the Investment Advisory Agreement will continue in effect from year to year if its continuance is approved annually by either the Fund's Board or the vote of a majority of the outstanding voting securities of the Fund, provided that, in either event, the continuance also is approved by a majority of the Independent Directors by vote cast in person at a meeting called for the purpose of voting on such approval.  The Investment Advisory Agreement is terminable without penalty, on 60 days' prior written notice by the Fund's Board, by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser.  The Investment Advisory Agreement also provides that it will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Adviser and any director, officer, member or employee thereof, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by such person in connection with the performance of services to the Fund. The Investment Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund of the Adviser, or any director, member, officer or employee thereof, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which such person may be liable which arises in connection with the performance of services to the Fund, provided that the liability or expense is not incurred by reason of the person's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

In consideration of the management and administrative services provided by the Adviser to the Fund, the Fund will pay, out of the Fund's assets, the Adviser a monthly management at the annual rate of 0.65% of the Fund's net asset value (the "Management Fee"), computed based on the value of the net assets of the Fund on the last day of each calendar month (before any repurchase of Units).

Portfolio Management

Gregory Brousseau and Mitchell A. Tanzman, the co-chief executives of the Adviser, serve as the Fund's Portfolio Managers.  As Portfolio Managers, Mr. Brousseau and Mr. Tanzman are jointly and primarily responsible for the day-to-day management of the Fund's portfolio and share responsibility and authority for managing the Fund's portfolio, including conducting investment due diligence, performing research analysis and making the ultimate selection of the investments.

Gregory Brousseau.  Mr. Brousseau, a founding member of Central Park Group, has served as Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group since 2006.  He has over 25 years of experience in alternative investments.  Prior to founding Central Park Group, he served as co-head of UBS Financial Services Alternative Investment Group.  During Mr. Brousseau's time at UBS, Mr. Brousseau oversaw in excess of $2 billion in hedge fund of fund assets across multiple investment strategies.  Prior to that, Mr. Brousseau spent 13 years at Oppenheimer & Co., as an analyst in the firm's merger arbitrage department and ultimately co-managing Oppenheimer's alternative investment department.

Mitchell A. Tanzman.  Mr. Tanzman, a founding member of Central Park Group, has served as Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group since 2006.  He has over 25 years of experience in alternative investments.  Prior to founding Central Park Group, he served as co-head of UBS Financial Services Alternative Investment Group.  During Mr. Tanzman's time at UBS, Mr. Tanzman oversaw in excess of $2 billion in hedge fund of fund assets across multiple investment strategies.  Prior to that, Mr. Tanzman worked at Oppenheimer & Co.'s asset management group, ultimately co-managing its alternative investment department.

The Portfolio Managers manage, or are affiliated with, other accounts in addition to the Fund, including other pooled investment vehicles.  Because the Portfolio Managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (collectively "Client Accounts"), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest.  For example, the Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account.  In those instances, the Portfolio Managers may have an incentive to not favor the Fund over the Client Accounts.  The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Each Portfolio Manager's compensation is comprised of a fixed annual salary and potentially an annual supplemental distribution paid by the Adviser's parent company and not by the Fund.  Because the Portfolio Managers are equity owners of the Adviser and are affiliated with other entities that may receive performance-based fees from Client Accounts, the supplemental distribution that the Portfolio Managers receive from the Adviser's parent company directly or indirectly is generally equal to their respective proportional shares of the annual net profits earned by the Adviser from advisory fees and performance-based fees derived from Client Accounts, including the Fund, as applicable.

The following table lists the number and types of accounts, other than the Fund, managed by the Fund's Portfolio Managers and assets under management in those accounts, as of September 30, 2015.

Gregory Brousseau

Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed
[__]	[__]	[__]	[__]	0	[__]

Mitchell A. Tanzman

Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed
[__]	[__]	[__]	[__]	[__]	[__]

As equity owners of the Adviser, the Portfolio Managers may be considered to be the indirect beneficial owner of interests in the Fund with a value in the range from $[_____] to $[______] as of [________], 2015.

Distributor

Foreside Fund Services, LLC, the Fund's principal underwriter, acts as the distributor of the Fund's Units on a best efforts basis.  The Distributor's principal business address is Three Canal Plaza, Portland, Maine 04101.

CONFLICTS OF INTEREST

The Adviser provides investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Fund.  The Fund has no interest in the activities of these Client Accounts.  The Adviser and the investment professionals, who, on behalf of the Adviser, provide investment advisory services to the Fund, are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Client Accounts.  Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate.

Set out below are practices that the Adviser may follow.  Although the Adviser anticipates that the Investment Fund Managers will follow practices similar to those described below, no guarantee or assurances can be made that similar practices will be followed or that an Investment Fund Manager will abide by, and comply with, its stated practices.  An Investment Fund Manager may provide investment advisory and other services, directly or through affiliates, to various entities and accounts other than the Investment Funds.

Participation in Investment Opportunities

Directors, principals, officers, employees and affiliates of the Adviser and York Capital may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund or an Investment Fund in which the Fund invests.  As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser or York Capital, or by the Adviser for the Client Accounts, or by York Capital or any of its affiliates on behalf of its own other accounts ("Investment Fund Manager Accounts") that are the same as, different from or made at a different time than, positions taken for the Fund or an Investment Fund.

Other Matters

An Investment Fund Manager may, from time to time, cause an Investment Fund to effect certain principal transactions in securities with one or more Investment Fund Manager Accounts, subject to certain conditions.  For example, these transactions may be made in circumstances in which the Investment Fund Manager determined it was appropriate for the Investment Fund to purchase and an Investment Fund Manager Account to sell, or the Investment Fund to sell and an Investment Fund Manager Account to purchase, the same security or instrument on the same day.  Future investment activities of the Investment Fund Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest.

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, advisers, members or managing general partners.  These transactions would be effected in circumstances in which the Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

Future investment activities of the Adviser and its affiliates and their principals, partners, directors, officers or employees may give rise to conflicts of interest other than those described above.

PROXY VOTING POLICIES AND PROCEDURES

Investments in the Investment Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities.  On occasion, however, the Fund may receive notices or proposals from the Investment Funds seeking the consent of or voting by holders ("proxies").  The Fund has delegated any voting of proxies in respect of portfolio holdings to the Adviser to vote the Fund's proxies in accordance with the Adviser's proxy voting guidelines and procedures.  In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund.

The Adviser will generally vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors.  The Adviser will generally vote in favor of management or investor proposals that the Adviser believes will maintain or strengthen the shared interests of Investors and management, increase value for investors and maintain or increase the rights of investors.  On non-routine matters, the Adviser will generally vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund.  In exercising its voting discretion, the Adviser will seek to avoid any direct or indirect conflict of interest presented by the voting decision.  If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Adviser, the Adviser will make written disclosure of the conflict to the Independent Directors of the Fund indicating how the Adviser proposes to vote on the matter and its reasons for doing so.

The Fund intends to hold its interests in the Investment Funds in non-voting form.  Where only voting securities are available for purchase by the Fund, in all, or substantially all, instances, the Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

Information regarding how the Adviser voted proxies related to the Fund's portfolio holdings during the 12-month period ending June 30th will be available, without charge, upon request by calling collect (212) 317-9200, and on the SEC's website at www.sec.gov.

TAX ASPECTS

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Units.  This discussion offers only a brief outline of the federal income tax consequences of investing in the Fund and is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive.  The discussion is limited to persons who hold their Units as capital assets for federal income tax purposes.  This summary does not address all of the federal income tax consequences that may be relevant to a particular Investor or to Investors who may be subject to special treatment under federal income tax laws.  No ruling has been or will be obtained from the Internal Revenue Service ("IRS") regarding any matter relating to the Units.  No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below.  The discussion set forth herein does not constitute tax advice.  Investors must consult their own tax advisers as to the federal income tax consequences of the acquisition, holding and disposition of Units, as well as the effects of state, local and non-U.S. tax laws.

Qualification as a Regulated Investment Company; Tax Treatment

The Adviser expects that the Fund will qualify for treatment as a regulated investment company ("RIC") under the Code.

To qualify as a RIC, the Fund must, among other things: (a) derive in each taxable year (the "gross income test") at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in "qualified publicly traded partnerships" (as defined in the Code) (all such income items, "qualifying income"); and (b) diversify its holdings (the "asset diversification test") so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% (the "25% test") of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or one or more "qualified publicly traded partnerships" (as defined in the Code).

For the purpose of determining whether the Fund satisfies the gross income test, the character of the Fund's distributive share of items of income, gain and loss derived through any Investment Funds that are properly treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships) generally will be determined as if the Fund realized such tax items in the same manner as realized by those Investment Funds.  Similarly, for the purpose of the asset diversification test, the Fund, in appropriate circumstances, will "look through" to the assets held by such Investment Funds.  Further, for purposes of applying the 25% test, the Fund generally will be required to take into account a proportion of the securities held by any Investment Fund or other entity, in each case, that is treated as a corporation for U.S. federal income tax purposes and in which the Fund owns a 20% or greater voting interest.

A RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC's failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect.  However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which the RIC's non-qualifying gross income exceeds one-ninth of the RIC's qualifying gross income, each as determined for purposes of applying the gross income test for such year.

A RIC that fails the asset diversification test as of the end of a quarter shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances.  If the RIC's failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC's assets at the end of such quarter and (ii) $10,000,000 (a "de minimis failure"), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC's failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.  However, in such case, a tax is imposed on the RIC, at the highest stated corporate income tax rate, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met.  In all events, however, such tax will not be less than $50,000.

If before the end of any quarter of its taxable year, the Fund believes that it may fail the asset diversification test, the Fund may seek to take certain actions to avert such a failure.  However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, may be difficult for the Fund to pursue because of the limited liquidity of the interests in the Investment Funds.  While general cure provisions apart from those discussed above afford the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund's ability to do so may limit utilization of this cure period and, possibly, the extended cure period discussed above.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses, but determined without regard to the deduction for dividends paid) and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to Investors, provided that it distributes at least 90% of the sum of its investment company taxable income and any net tax-exempt income for such taxable year.  The Fund intends to distribute to its Investors, at least annually, substantially all of its investment company taxable income, net tax-exempt income, and net capital gains.  Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement, described below, are subject to a nondeductible 4% excise tax.  To prevent imposition of the excise tax, the Fund generally must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses), generally determined on a calendar year basis, (ii) 98.2% of its capital gain net income, determined under prescribed rules for this purpose (which is generally computed on the basis of the one-year period ending on October 31st of such year), and (iii) any ordinary income and capital gain net income from previous years that was not distributed during those years and on which the Fund paid no U.S. federal income tax.  The Fund generally intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

If the Fund does not qualify as a RIC, it will be treated for tax purposes as an ordinary corporation.  In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Investors.  In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund's current and accumulated earnings and profits.

Distributions

The Fund will ordinarily declare and pay dividends from its net investment income and distribute net realized capital gains, if any, at least annually.  The Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends from net investment income and net short-term capital gain generally will be taxable as ordinary income (which generally cannot be offset with capital losses from other sources), and, to the extent attributable to dividends from U.S. corporations, may be eligible for a dividends-received deduction for Investors that are corporations.  Further, to the extent the dividends are attributable to dividends from U.S. corporations and certain foreign corporations, such dividends may, in certain cases, be eligible for treatment as "qualified dividend income," which is subject to tax at rates equivalent to long-term capital gain tax rates (which currently reach a maximum of 20%), by Investors that are individuals.  Distributions from net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) will be taxable as long-term capital gain, regardless of how long Units have been held by the Investor, and will not be eligible for the dividends-received deduction or treatment as "qualified dividend income."  As discussed below under the caption "—Fund Investments—Investments in Passive Foreign Investment Companies," it is possible that a substantial portion of the Fund's distributions to its Investors may be taxable as ordinary income and may not be eligible for the dividends-received deduction or treatment as "qualified dividend income."  The Fund will inform its Investors of the amount and character of its distributions to Investors.

Distributions by the Fund that are or are considered to be in excess of the Fund's current and accumulated earnings and profits for the relevant period will reduce the adjusted tax basis of an Investor’s Units (but not below zero) and, to the extent in excess of the Investor’s tax basis, will be treated as gain from the "sale or exchange" of the Investor’s Units, as discussed below.  Any such distributions that reduce the adjusted tax basis of an Investor’s Units represent a return of capital and, as such, will not be subject to tax at the time of the distribution.  Such distributions, because they reduce the adjusted tax basis of an Investor’s Units, will result in an increase in the amount of income or gain (or decrease in the amount of loss) that an Investor recognizes for tax purposes upon the disposition of the Investor’s Units or upon certain subsequent distributions in respect of such Units.  Any distributions representing a return of capital, therefore, may cause an Investor to pay higher taxes at a later date.

Similarly, as discussed below under the caption "Income from Repurchases and Transfers of Units," if a repurchase of an Investor's Units by the Fund does not qualify for sale or exchange treatment, the Investor may, in connection with such repurchase, be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the Investor's tax basis in the relevant Units repurchased.  In such case, the tax basis in the Units repurchased by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Units, will be transferred to any remaining Units held by the Investor.

The tax treatment of dividends and capital gain distributions will be the same whether the Investor takes them in cash or reinvests them to buy additional Units.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained.  In such case, it may report the retained amount as undistributed capital gains to its Investors, who will be treated as if each Investor received a distribution of his or her pro rata share of such gain, with the result that each Investor will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of tax paid by the Fund on the gain, and (iii) increase the tax basis for his or her Units by an amount equal to the deemed distribution less the tax credit.

An additional 3.8% tax is applicable in respect of the net investment income of certain individuals and the undistributed net investment income of certain estates and trusts.  For these purposes, "net investment income" generally includes, among other things, dividends (including dividends paid with respect to your Units to the extent paid out of the Fund's current or accumulated earnings and profits as determined under U.S. federal income tax principles) and net gain attributable to the disposition of property not held in a trade or business (which could include net gain from the sale, exchange or other taxable disposition of Units), but is reduced by any deductions properly allocable to such income or net gain.  Investors are advised to consult their own tax advisors regarding the additional taxation of net investment income.

Income from Repurchases and Transfers of Units

A repurchase of Units by the Fund will be a taxable transaction for federal income tax purposes, either as a "sale or exchange," or, under certain circumstances, as a "dividend."  In general, the transaction should be treated as a sale or exchange of the Units if the receipt of cash results in a meaningful reduction in the Investor's proportionate interest in the Fund or results in a "complete redemption" of the Investor's Units, in each case applying certain constructive ownership rules.

If the repurchase of an Investor's Units qualifies for sale or exchange treatment, the Investor will recognize gain or loss equal to the difference between the amount received in exchange for the repurchased Units and the adjusted tax basis of those Units.  Such gain or loss will be capital gain or loss if the repurchased Units were held by the Investor as capital assets, and generally will be treated as long-term capital gain or loss if the repurchased Units were held, or are treated as having been held, by the Investor for more than one year, or as short-term capital gain or loss if the repurchased Units were held, or are treated as having been held, by the Investor for one year or less.  However, if the Investor received any long-term capital gain distributions in respect of the repurchased Units (including, for this purpose, amounts credited as undistributed capital gains in respect of those Units) and held (or is treated as having held) the repurchased Units for six months or less, any loss realized by the Investor upon the repurchase will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distributions.

Notwithstanding the foregoing, any capital loss realized by an Investor will be disallowed to the extent the Units repurchased by the Fund are replaced (including through reinvestment of dividends) with substantially similar Units within a period of 61 days beginning 30 days before and ending 30 days after the repurchase of the Units.  If disallowed, the loss will be reflected in an upward adjustment to the basis of the Units acquired.  The deductibility of capital losses is subject to statutory limitations.

If the repurchase of an Investor's Units does not qualify for sale or exchange treatment, the Investor may be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the Investor's tax basis in the relevant Units.  The tax basis in the Units repurchased by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Units, will be transferred to any remaining Units held by the Investor.

The Fund generally will be required to report to the IRS and each Investor the cost basis and holding period for each respective Investor's Units repurchased by the Fund.  The Fund has elected the average cost method as the default cost basis method for purposes of this requirement.  If an Investor wishes to accept the average cost method as its default cost basis calculation method in respect of Units in its account, the Investor does not need to take any additional action.  If, however, an Investor wishes to affirmatively elect an alternative cost basis calculation method in respect of its Units, the Investor must contact Administrator to obtain and complete a cost basis election form.  The cost basis method applicable to a particular Unit repurchase may not be changed after the valuation date established by the Fund in respect of that repurchase.  Investors should consult their tax advisors regarding their cost basis reporting options and to obtain more information about how the cost basis reporting rules apply to them.

A sale of Units, other than in the context of a repurchase of Units by the Fund, generally will have the same tax consequences as described above in respect of a Unit repurchase that qualifies for "sale or exchange" treatment.

If an Investor recognizes a loss with respect to Units in excess of certain prescribed thresholds (generally, $2 million or more for an individual Investor or $10 million or more for a corporate Investor), the Investor must file with the IRS a disclosure statement on Form 8886.  Direct investors of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, equity owners of RICs are not excepted.  The fact that a loss is reportable as just described does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.  Investors should consult their tax advisors to determine the applicability of this reporting requirement in light of their particular circumstances.

Fund Investments

Investments in Flow-Through Vehicles.  The Fund will invest a portion of its assets in Investment Funds, some of which may be classified as partnerships for U.S. federal income tax purposes.  An entity that is properly classified as a partnership (and not an association or publicly traded partnership taxable as a corporation) is not itself subject to federal income tax.  Instead, each partner of the partnership is required to take into account its distributive share of the partnership's net capital gain or loss, net short-term capital gain or loss, and its other items of ordinary income or loss (including all items of income, gain, loss and deduction allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner's taxable year.  Each such item will have the same character to a partner, and will generally have the same source (either United States or foreign), as though the partner realized the item directly.  Partners of a partnership must report these items regardless of the extent to which, or whether, the partnership or the partners receive cash distributions for such taxable year.  Accordingly, the Fund may be required to recognize items of taxable income and gain prior to the time that any corresponding cash distributions are made to or by certain Investment Funds (including in circumstances where investments by the Investment Funds, such as investments in debt instrument with "original issue discount," generate income prior to a corresponding receipt of cash).  In such case, the Fund may have to dispose of assets, including interests in Investment Funds, that it might otherwise have continued to hold in order to generate cash so that the Fund may satisfy the RIC distribution requirements.  Similarly, the Fund may have to dispose of interests in Investment Funds that it would otherwise have continued to hold, or devise other methods of cure, to the extent certain Investment Funds earn income of a type that is not qualifying income for purposes of the gross income test or hold assets that could cause the Fund not to satisfy the RIC asset diversification test.

Investments in Passive Foreign Investment Companies.  The Fund may directly or indirectly own equity interests in non-U.S. Investment Funds and/or other non-U.S. entities, which will be treated as "passive foreign investment companies" (each, a "PFIC").  The portion of the Fund’s assets invested in equity interests in PFICs may be substantial.  The Fund may be subject to U.S. federal income tax, at ordinary income rates, on a portion of any "excess distribution" or gain from the disposition of such interests even if such income is distributed as a taxable dividend by the Fund to its Investors.  Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.  In lieu of such treatment, an election can be made by the Fund to mark-to-market at the end of each taxable year the shares in a PFIC.  In such case, the Fund would recognize as ordinary income its share of any increase in the value of such shares, and as ordinary loss its share of any decrease in such value, to the extent it does not exceed its share of prior increases in income.  Accordingly, it is possible that a substantial portion of the Fund's income and gains may be ordinary in nature (and not eligible for distribution to Investors as capital gain dividends or as "qualified dividend income").  Alternatively, in certain cases, an election can be made by the Fund to treat the PFIC as a "qualified electing fund" under the Code (a "QEF").  In such case, the Fund would be required to include in income each year a portion of the QEF's ordinary earnings and net capital gain (as ordinary income and capital gains, respectively), even if not distributed to the Fund.  If the QEF incurs losses for a taxable year, these losses will not pass through to the Fund and, accordingly, cannot offset other income and/or gains of the Fund.  The Fund may not be able to make the QEF election with respect to many PFICs because of certain requirements that the PFICs themselves would have to satisfy.  Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable year and such income would nevertheless be subject to the distribution requirement and would be taken into account under prescribed timing rules for purposes of the 4% excise tax (described above).  Dividends paid by PFICs will not be treated as "qualified dividend income."  In certain cases, the Fund will not be the party legally permitted to make the mark-to-market election or QEF election in respect of indirectly held PFICs and, in such cases, will not have control over whether the party within the chain of ownership that is legally permitted to make the mark-to-market or QEF election will do so.

Portfolio Transactions

Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses.  A portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments and certain futures or forward contracts and options), however, may be treated as ordinary income or loss.  Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such receivables are collected or the time that the liabilities are paid may be treated as ordinary income or loss.  In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income, and all or a portion of the gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

Hedging and Derivative Transactions

Gain or loss, if any, realized from certain financial futures or forward contracts and options transactions ("Section 1256 contracts") generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss.  Gain or loss will arise upon exercise or lapse of Section 1256 contracts.  In addition, any Section 1256 contracts remaining unexercised at the end of the holder's taxable year are treated as sold for their then fair market value, resulting in the recognition of gain or loss characterized in the manner described above.

Offsetting positions held by the Fund, or the Investment Funds, involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute "straddles."  In addition, investments by the Fund in particular combinations of Investment Funds may also be treated as a "straddle."  To the extent the straddle rules apply to positions established by the Fund, or the Investment Funds, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting positions.  Further, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income.  Certain of the straddle positions held by the Fund, or the Investment Funds, may constitute "mixed straddles."  One or more elections may be made in respect of the federal income tax treatment of "mixed straddles," resulting in different tax consequences.  In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

If the Fund, or possibly an Investment Fund, either (i) holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests ("appreciated financial position"), and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property, or (ii) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund, or such Investment Fund, enters into the financial position or acquires the property, respectively.  The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the appreciated financial position is held unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the risk of loss relating to the appreciated financial position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as by reason of an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

If an Investment Fund enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-thru entities (including other RICs, real estate investment trusts, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-thru entity been held directly during the term of the derivative contract.  Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge.  The Treasury has authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-thru entities.

Foreign Taxes

The Fund's investment in non-U.S. stocks or securities may be subject to withholding and other taxes imposed by countries outside the United States.  In that case, the Fund's yield on those stocks or securities would be decreased.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  If more than 50% of the Fund's assets at year-end consists of the stock or securities of foreign corporations, the Fund may elect to permit its Investors to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid or deemed paid by the Fund to foreign countries in respect of foreign stock or securities the Fund has held for at least the minimum period specified in the Code.  In such a case, Investors of the Fund will include in gross income from foreign sources their pro rata shares of such taxes.

Backup Withholding

The Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable dividends and repurchase proceeds payable to Investors who fail to provide the Fund with their correct taxpayer identification numbers (TINs) or who otherwise fail to make required certifications, or if the Fund or an Investor has been notified by the IRS that such Investor is subject to backup withholding.  Certain Investors specified in the Code and the Treasury regulations promulgated thereunder are exempt from backup withholding, but may be required to provide documentation to establish their exempt status.  Backup withholding is not an additional tax.  Any amounts withheld will be allowed as a refund or a credit against the Investor's federal income tax liability if the appropriate information is provided to the IRS.  Failure by an Investor to furnish a certified TIN to the Fund could subject that Investor to a $50 penalty imposed by the IRS.

Tax-Exempt Investors

Under current law, the Fund serves to "block" (that is, prevent the attribution to Investors of) unrelated business taxable income ("UBTI") from being realized by its tax-exempt Investors (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities).  Notwithstanding the foregoing, a tax-exempt Investor could realize UBTI by virtue of its investment in Units if the tax-exempt Investor borrows to acquire its Units.  A tax-exempt Investor may also recognize UBTI if the Fund were to recognize "excess inclusion income" derived from direct or indirect investments in residual interests in real estate mortgage investment conduits or taxable mortgage pools.  If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

The Hiring Incentives to Restore Employment Act, P.L. 111-147 (the "HIRE Act")

Under the Foreign Account Tax Compliance provisions of the HIRE Act, certain payments of U.S. source interest, dividends, and other fixed or determinable annual or periodical gains, profits and income, as well as gross proceeds from the sale or disposition of property of a type that can produce U.S. source dividends or interest (all such payments, "withholdable payments"), which are made to a "foreign financial institution" (which term may include certain foreign Investors and certain non-U.S. Investment Funds and investments) may be subject to a 30% withholding tax, if the foreign financial institution does not, among other things, comply, under an agreement with the Secretary of the U.S. Treasury or his/her delegate or the terms of an applicable intergovernmental agreement, with prescribed due diligence requirements necessary to determine which of its accounts (including equity interests in the foreign financial institution) are held by specified United States persons or United States owned foreign entities (such accounts, "United States accounts"), and prescribed reporting requirements in respect of its United States accounts.  Further, a 30% withholding tax may apply in respect of "passthru payments" made by a foreign financial institution to certain account holders that do not comply with reasonable information requests aimed at enabling the foreign financial institution to identify its United States accounts and meet applicable reporting obligations.  The HIRE Act will further impose a 30% withholding tax on certain payments to non-financial foreign entities.  The scope of the applicable HIRE Act provisions is not entirely clear and no assurance can be given that some or all of the income of the Fund, any Investment Fund, any investment and/or certain of the Fund's Investors will not be subject to any of the above-described withholding taxes or that information will not be required to be reported to the IRS or any other person in respect of an Investor's interest in the Fund.  To comply with the requirements of the HIRE Act, the Fund may, in appropriate circumstances, require Investors to provide information and tax documentation regarding their direct and indirect owners, and Investors of the Fund will be required to waive the application of any non-U.S. laws that, but for such waiver, would prevent the Fund or any other person or entity from reporting information in respect of any United States account in accordance with the applicable provisions of the HIRE Act, including under any agreement described in Section 1471(b) of the Code (and, if necessary to effectuate the information reporting contemplated by the HIRE Act, Investors will be required to obtain similar waivers from their direct and indirect owners).

The Treasury and the IRS have provided for a phased-in implementation of these provisions.  For example, while the above-described withholding obligations with respect to certain payments of U.S. source interest, dividends, and other fixed or determinable annual or periodical gains, profits and income are, as a generally matter, currently effective, the above-described withholding obligations with respect to gross proceeds from the sales or dispositions of property of a type that can produce U.S. source dividends and interest will not begin until January 1, 2019.

The HIRE Act also imposes information reporting requirements on individuals (and, to the extent provided in regulations, certain domestic entities) that hold any interest in a "specified foreign financial asset" if the aggregate value of all such assets held by such individual exceeds $50,000.  Significant penalties can apply upon a failure to make the required disclosure and in respect of understatements of tax attributable to undisclosed foreign financial assets.  The scope of this reporting requirement is not entirely clear and all Investors should consult their own tax advisors as to whether reporting may be required in respect of their indirect interests in certain Investment Funds and investments of the Fund.

Possible Legislative Changes

The tax consequences described herein may be affected (possibly with retroactive effect) by various legislative bills and proposals that may be initiated in Congress.  It is possible that certain previously expired tax provisions could be legislatively extended or otherwise modified (possibly with retroactive effect).  Prospective investors should consult their own tax advisors regarding the status of any proposed legislation and the effect, if any, on their investment in the Fund.

Other Taxation

Fund Investors should consult their own tax advisors regarding the state, local and foreign tax consequences of an investment in Units and the particular tax consequences to them of an investment in the Fund.

BROKERAGE

An Investment Fund Manager is responsible for placing orders for the execution of portfolio transactions and the allocation of brokerage for any Investment Fund it manages.  Transactions on U.S. stock exchanges, and on some non-U.S. stock exchanges, involve the payment of negotiated brokerage commissions.  Commissions are fixed on most non-U.S. stock exchanges.  No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

The Adviser expects that the Investment Fund Managers will generally select brokers and dealers to effect transactions on behalf of their respective Investment Funds in substantially the manner described below.  However, the Adviser cannot guarantee that an Investment Fund Manager will adhere to, and comply with, these practices.  Generally, the Adviser expects that, in selecting brokers and dealers to effect transactions on behalf of an Investment Fund, an Investment Fund Manager will give primary consideration to obtaining the most favorable execution of transactions and generally will seek to obtain the best price and execution for the transactions, considering factors such as price, order size, execution difficulty and operational facilities of a brokerage firm and the brokerage firm's risk in positioning a block of securities.  An Investment Fund Manager may also  consider the provision of “brokerage and research services” that fall within the safe harbor under Section 28(e) of the Exchange Act.  In addition, York Capital affiliates based in the United Kingdom may generate soft dollars that are used to pay for research in accordance with U.K. Financial Conduct Authority regulations.  Subject to appropriate disclosure, Investment Fund Managers may select brokers on a basis other than that outlined above and may receive benefits other than research or that benefit the Investment Fund Manager rather than the relevant Investment Fund.  The Adviser may consider an Investment Fund Manager's broker selection process as a factor in determining whether to invest in the Investment Fund managed by such Investment Fund Manager.  Investment Fund Managers generally will seek reasonably competitive commission rates, but may not necessarily pay the lowest commissions available on transactions.

Consistent with seeking best price and execution, an Investment Fund Manager may place brokerage orders with brokers that may provide the Investment Fund Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. An Investment Fund Manager's expenses may not be reduced as a result of its receiving this supplemental information, which may be useful to the Investment Fund Manager or its affiliates in providing services to clients other than the relevant Investment Fund.  In addition, the Investment Fund Manager may not use all of the information in connection with an Investment Fund.  However, supplemental information provided to an Investment Fund Manager by brokers and dealers through which other clients effect securities transactions may be useful to the Investment Fund Manager in providing services to an Investment Fund.  An Investment Fund Manager, in considering the reasonableness of the brokerage commissions or dealer spreads paid by an Investment Fund and/or other York Capital clients (including other Investment Funds) in light of the value of services and products received, does not attempt to allocate the relative costs or benefits of research or other consideration among such Investment Fund and other York Capital clients.  In addition, an Investment Fund and other York Capital clients might obtain other benefits from brokers and dealers (e.g., allocations of new issues, discounts or favorable treatment) with respect to which no attempt is made by York to allocate the relative benefits among the Investment Fund and other York Capital clients.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

Ernst & Young, LLP serves as the independent registered public accounting firm of the Fund.  Its principal business address is 5 Times Square, New York, New York 10036.

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038, acts as legal counsel to the Fund.

CUSTODIAN

UMB Bank, N.A. (the "Custodian") serves as the primary custodian of the Fund's assets, and may maintain custody of the Fund's assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Directors.  Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian.  The Custodian's principal business address is 928 Grand Boulevard, Kansas City, Missouri 64106.

FINANCIAL STATEMENTS

The financial statements of the Fund follow.

[To Come]

CPG YORK EVENT DRIVEN STRATEGIES, LLC
Financial Statements
(Audited)

PART C.  OTHER INFORMATION

Item 25.  Financial Statements and Exhibits.

1.	Financial Statements:	Part A: Financial Highlights (not applicable)

Part B: Report of Independent Registered Public Accounting Firm, Statement of Assets and Liabilities, Notes to Financial Statements*

2.	Exhibits:

	(a)	(1) Certificate of Formation(1)
(2) Limited Liability Company Agreement*

	(b)	Not Applicable.

	(c)	Not Applicable.

	(d)	(1) Form of 18f-3 Plan* See Item 25(2)(a)(2).

	(e)	Not Applicable.

	(f)	Not Applicable.

	(g)	(1) Form of Investment Advisory Agreement*
(2) Form of Expense Limitation and Reimbursement Agreement*

	(h)	(1) Distribution Agreement*
(2) Distribution Plan*
(3) Form of Sub-Distribution Agent Agreement*

	(i)	Not Applicable.

	(j)	Form of Custodian Agreement*

	(k)	(1) Form of Escrow Agreement*
(2) Form of License Agreement*

	(l)	Opinion and Consent of Stroock & Stroock & Lavan LLP*

	(m)	Not Applicable.

	(n)	Consent of Independent Registered Public Accounting Firm*

	(o)	Not Applicable.

	(p)	Not Applicable.

	(q)	Not Applicable.

	(r)	(1) Code of Ethics of CPG York Event Driven Strategies, LLC*
(2) Code of Ethics of Central Park Advisers, LLC*
(3) Code of Ethics of Foreside Fund Services, LLC*

	(s)	Powers of Attorney*
__________________________
*	To be filed by amendment.

(1)	Incorporated by reference to Exhibit (a)(1) of the Registration Statement on Form N-2, filed on August 8, 2015.

Item 26.  Marketing Arrangements: Not Applicable.

Item 27.  Other Expenses of Issuance and Distribution:*

Registration fees	$________
Legal fees	$________
FINRA fees	$________
Blue Sky fees	$________
Accounting fees	$________
Printing	$________
Miscellaneous	$________

Total	$________
__________________________
*	To be completed by amendment.

Item 28.  Persons Controlled by or Under Common Control with Registrant:

The Registrant expects that no person will be directly or indirectly under common control with the Registrant, except that the Registrant may be deemed to be controlled by Central Park Advisers, LLC, the adviser of the Registrant (the "Adviser").  Information regarding the ownership of the Adviser is set forth in its Form ADV as filed with the Securities and Exchange Commission (the "SEC") (File No. 801-67480), and is incorporated herein by reference.

Item 29.  Number of Holders of Securities as of [_______], 2015:

Title of Class	Number of Record Holders

Class A Units of Beneficial Interest
Class I Units of Beneficial Interest

Item 30.  Indemnification:

Reference is made to Section [___] of the Registrant's Limited Liability Company Agreement (the "LLC Agreement"), filed as Exhibit [___], and to Paragraph [___] of the Registrant's Investment Advisory Agreement (the "Investment Advisory Agreement"), filed as Exhibit [___].  The Registrant hereby undertakes that it will apply the indemnification provisions of the LLC Agreement and the Investment Advisory Agreement in a manner consistent with Release 40-11330 of the SEC under the Investment Company Act of 1940, as amended (the "1940 Act"), so long as the interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect.

The Registrant maintains insurance on behalf of any person who is or was an independent director, officer, employee or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position.  However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Item 31.  Business and Other Connections of Investment Adviser:

A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser of the Registrant, and each member, director, executive officer, or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, trustee, officer, employee, partner or director, is set forth in the Registrant's prospectus in the section entitled "Management of the Fund."  Information as to the members and officers of the Adviser is included in its Form ADV as filed with the SEC (File No. 801-67480), and is incorporated herein by reference.

Item 32.  Location of Accounts and Records:

UMB Fund Services, Inc., the Registrant's administrator, maintains certain required accounting related and financial books and records of the Registrant at [2225 Washington Boulevard, Suite 300, Ogden, Utah 84401-1409.] The other required books and records are maintained by Central Park Advisers, LLC, 805 Third Avenue, New York, New York 10022.

Item 33.  Management Services:  Not Applicable.

Item 34.  Undertakings:

I.           The Registrant undertakes to suspend the offering of Units until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value of the Fund declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value of the Fund increases to an amount greater than its net proceeds as stated in the prospectus.

II.           The Registrant undertakes that:

(a)
For purposes of determining any liability under the Securities Act of 1933, as amended (the "1933 Act"), the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(b)
For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

III.
The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, the Registrant's statement of additional information.

IV.	The Registrant undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)	To include any prospectus required by Section 10(a)(3) of the 1933 Act;

(2)
To reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3)
To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

V.
The Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

VI.	The Registrant undertakes to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

VII.
The Registrant undertakes that, for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	Any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;

(2)
The portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3)	Any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 20th day of October, 2015.

CPG YORK EVENT DRIVEN STRATEGIES, LLC

By:	/s/ Mitchell A. Tanzman
Mitchell A. Tanzman Authorized Person

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ Mitchell A. Tanzman Mitchell A. Tanzman	Principal Executive Officer, Principal Accounting Officer and Organizational Member	October 20, 2015